                                                                   EXHIBIT 10.21

                 COMPOSITE COPY (INCLUDING AMENDMENTS NO. 1-6)

                           REVOLVING CREDIT AGREEMENT

                            Dated as of May 19, 1993

                                     Among

                               HARPERCOLLINS (UK)
                         HARPERCOLLINS PUBLISHERS INC.
                             NEWS AMERICA FSI, INC.
                       NEWS AMERICA HOLDINGS INCORPORATED
                        NEWS AMERICA PUBLICATIONS, INC.
                             NEWS INTERNATIONAL plc
                                  NEWS LIMITED
                              NEWS SECURITIES B.V.
                          NEWSCORP INVESTMENTS LIMITED
                                  as Borrowers
                                  -- ---------

                          THE GUARANTORS NAMED HEREIN
                                 as Guarantors
                                 -- ----------

                                 CHEMICAL BANK
                                 CITIBANK, N.A.
                         COMMONWEALTH BANK OF AUSTRALIA
                        NATIONAL AUSTRALIA BANK LIMITED
                          SAMUEL MONTAGU & CO. LIMITED
                          WESTPAC BANKING CORPORATION
                          as Arrangers/Managing Agents
                          -- -------------------------

                                 CITIBANK, N.A.
                   as Administrative and Documentation Agent
                   -----------------------------------------

                                      and

                             CITISECURITIES LIMITED
                              as Australian Agent
                              -------------------

                                      and

                            THE AGENTS NAMED HEREIN
                                   as Agents
                                   ---------

                                      and

                           THE CO-AGENTS NAMED HEREIN
                                  as Co-Agents
                                  ------------

                                      and

                         THE LEAD MANAGERS NAMED HEREIN
                                as Lead Managers
                                ----------------

                                      and

                             THE BANKS NAMED HEREIN
                                    as Banks
                                    --------

                         TABLE OF CONTENTS

Section                                                      Page
-------                                                      ----
                            ARTICLE I
                 DEFINITIONS AND ACCOUNTING TERMS

1.01      Certain Defined Terms.................................1
1.02      Computation of Time Periods..........................38
1.03      Accounting Terms.....................................38
1.04      General..............................................39


                            ARTICLE II
                 AMOUNTS AND TERMS OF THE ADVANCE

2.01      The Advances.........................................39
2.02      Borrowings...........................................41
2.03      Repayment............................................48
2.04      Reduction of the Commitments.........................49
2.05      Prepayments..........................................49
2.06      Interest; Interest Rate Determination................52
2.07      Fees.................................................54
2.08      Increased Costs, Illegality, Substitute
            Rates, Etc. .......................................55
2.09      Payments and Computations............................59
2.10      Taxes................................................61
2.11      Sharing of Payments and Losses.......................68
2.12      Use of Proceeds......................................70
2.13      Evidence of Debt.....................................71
2.14      Defaulting Lenders...................................71

                            ARTICLE III
                       CONDITIONS OF LENDING

3.01      Conditions Precedent to Initial Borrowing............74
3.02      Conditions Precedent to Each Borrowing...............78
3.03      Determinations Under Section 3.01....................78

                            ARTICLE IV
                  REPRESENTATIONS AND WARRANTIES

4.01      Representations and Warranties of the
            Loan Parties.......................................79

Section                                                      Page
-------                                                      ----

                             ARTICLE V
                   COVENANTS OF THE LOAN PARTIES

5.01      Affirmative Covenants................................85
5.02      Negative Covenants...................................89
5.03      Reporting Requirements...............................93
5.04      Financial Covenants..................................96

                            ARTICLE VI
                         EVENTS OF DEFAULT

6.01      Events of Default....................................97
6.02      Cash Cover in Event of Default......................101

                            ARTICLE VII
                     THE ADMINISTRATIVE AGENT
                       THE AUSTRALIAN AGENT

7.01      Authorization and Action............................102
7.02      Appropriate Agent's Reliance, Etc. .................102
7.03      Citibank, Citisecurities and Affiliates.............103
7.04      Lender Credit Decision..............................103
7.05      Indemnification.....................................104
7.06      Successor Agents....................................105
7.07      The Australian Agent................................106

                           ARTICLE VIII
                             GUARANTY

8.01      Guaranty, Limitation of Liability; Taxes............106
8.02      Guaranty Absolute...................................107
8.03      Waivers.............................................108
8.04      Continuing Guaranty; Assignments Under
            this Agreement....................................109
8.05      Release of Guarantors...............................109

                            ARTICLE IX
                           MISCELLANEOUS

9.01      Amendments, Etc.  ..................................110
9.02      Notices, Etc.  .....................................110
9.03      No Waiver, Remedies.................................111
9.04      Costs and Expenses..................................111
9.05      Right of Set-Off....................................114
9.06      Binding Effect......................................114
9.07      Assignments, Novations and Participations...........115
9.08      Governing Law; Submission to Jurisdiction;
            Service of Process; Judgment......................120
9.09      Execution in Counterparts...........................122
9.10      Confidentiality.....................................122

Section                                                      Page
-------                                                      ----

9.11      Removal of Borrowers................................122
9.12      Waiver of Jury Trial; Immunities....................123

                       ____________________

Schedule 1     - Part I  -    Commitments
               - Part II -    Applicable Lending Offices;
                                Appropriate Borrowers' Accounts
               - Part III-    Addresses of Parties

Schedule 2     - Sterling Associated Costs Rate Formula

Schedule 3     - Part I  -    Existing Debt
               - Part II -    Debt to Be Refinanced
               - Part III-    Surviving Debt
               - Part IV -    Existing Liens
               - Part V  -    Exchangeable Preferred Stock and
                                Pearson plc Shares

                       ____________________

Exhibit A-1    Form of Notice of Borrowing/Continuation

Exhibit A-2    Form of Notice of Election

Exhibit B-1    Form of Assignment and Acceptance

Exhibit B-2    Form of Novation

Exhibit C-1    Form of Compliance Certificates

Exhibit C-2    Form of Mandatory Reduction Certificate

Exhibit C-3    Form of Reinvestable Proceeds Certificate

Exhibit C-4    Form of Certificate - Guarantor's Certificate
               under Section 234(10) of Australian Corporation
               Law

Exhibit D      Form of Bill

Exhibit E-1    Opinion of Arthur M. Siskind, Group General
               Counsel of The News Corporation Limited

Exhibit E-2    Opinion of Squadron, Ellenoff, Plesent, Sheinfeld
               & Sorkin, counsel to the Loan Parties in the United States

Exhibit E-3(1) Opinion of Allen & Overy, counsel to the Loan
               Parties in the United Kingdom

Exhibit E-3(2) Opinion of Allen & Overy, counsel to the Loan
               Parties in Hong Kong

Exhibit E-4    Opinion of Clayton Utz, counsel to the Loan
               Parties in Australia

Exhibit E-5    Opinion of Nauta Dutilh, counsel to the Loan
               Parties in the Netherlands

Exhibit E-6    Opinion of Shearman & Sterling, counsel to the
               Appropriate Agents and the Arrangers

                          REVOLVING CREDIT AGREEMENT


          REVOLVING CREDIT AGREEMENT dated as of May 19, 1993 among HarperCollins Publishers Inc., a Delaware, U.S. corporation, HarperCollins (UK), an English company, News America FSI, Inc., a Delaware, U.S. corporation, News America Holdings Incorporated, a Delaware, U.S. corporation, News America Publications, Inc., a Delaware, U.S. corporation, Newscorp Investments Limited, an English company, News Securities B.V., a Netherlands corporation, News International plc, an English company, and News Limited, incorporated in South Australia, Australia (each, a "Borrower" and, collectively, the "Borrowers"),
                               --------                          ---------
each of the Persons listed on the signature pages hereof under the heading "Guarantors" (together with each Person that becomes a guarantor pursuant to
Section 5.02(c) or 5.01(k), each a "Guarantor" and, collectively, the
                                    ---------
"Guarantors"), Chemical Bank, Citibank, N.A., Commonwealth Bank of Australia,
-----------
National Australia Bank Limited, Samuel Montagu & Co. Limited and Westpac Banking Corporation, as Arrangers/Managing Agents for The News Corporation Limited in respect of the syndication of Facilities (as defined below) to the Banks (each an "Arranger" and, collectively, the "Arrangers"), Citibank, N.A.
                --------                          ---------
("Citibank"), as administrative and documentation agent (together with any
----------
successor appointed pursuant to Article VII, the "Administrative Agent") for the
                                                  --------------------
Lenders hereunder, Citisecurities Limited ("Citisecurities"), as Australian
                                            --------------
administrative agent (together with any successor appointed pursuant to Article VII, the "Australian Agent") for the Lenders hereunder, the agents (the
          ----------------
"Agents"), the co-agents (the "Co-Agents"), the lead managers (the "Lead
 ------                        ---------                            ----
Managers") and the banks (the "Banks"), each as listed on the signature pages
--------                       -----
hereof.

          In consideration of the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:


                                   ARTICLE I

                        DEFINITIONS AND ACCOUNTING TERMS

          SECTION 1.01.  Certain Defined Terms.  As used in this Agreement, the
                         ---------------------
following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

          "Adjusted Face Value Amount" means, on any date of determination, the
           --------------------------
     Face Value Amount of any Bill Advance or

     Cash Advance in Australian Dollars made by a Facility B Lender or Facility C Lender, as the case may be, less the sum of the Discount Amount and the
                                   ----
     Usage Fee deducted from the Face Value Amount of such Bill Advance or Cash Advance on the date such Advance was made to the Australian Dollar Borrower.

          "Adjusted Net Assets" has the meaning specified in Section 8.01(b).
           -------------------

          "Adjusted Operating Income" of any Person means, for any period,
           -------------------------
     without duplication, Consolidated operating income plus Consolidated
                                                        ----
     depreciation expense plus Consolidated amortization expense plus Cash
                          ----                                   ----
     Dividends less an amount equal to the operating income attributable to
               ----
     minority interests in non-Wholly Owned Subsidiaries, in each case as determined in accordance with A-GAAP for such period.

          "Administrative Agent" has the meaning specified in the recital of
           --------------------
     parties to this Agreement.

          "Advance" means a Facility A Advance, a Facility B Advance or a
           -------
     Facility C Advance.

          "Affiliate" means, as to any Person, any other Person that, directly
           ---------
     or indirectly, controls, is controlled by or is under common control with such Person or is a director or officer of such Person; provided that any
                                                             --------
     Person that would be an Affiliate solely by reason of the fact that a director or officer of such Person is also a director or officer of a member of the Reporting Group shall be deemed not to be an Affiliate for purposes of this definition. For purposes of this definition, the term "control" (including the terms "controlling," "controlled by" and "under common control with") of a Person means the possession, direct or indirect, of the power to vote 10% or more of the Voting Stock of such Person or to direct or cause the direction of the management and policies of such Person, whether through the ownership of Voting Stock, by contract or otherwise.

          "A-GAAP" has the meaning specified in Section 1.03.
           ------

          "Agents" has the meaning specified in the recital of the parties to
           ------
     this Agreement.

          "Allocation Date" means May 14, 1993.
           ---------------

          "Applicable Margin" means, in the case of Facility A Advances,
           -----------------
     Facility B Advances and Facility C Advances, at any time a rate equal to

               (a) the rate per annum set forth in the table below under the heading "Applicable Margin" opposite the ratings of NAHI Public Debt from S&P and Moody's in effect at such time (with the lower of the two ratings to be determinative), provided that, if there is at least one
                                        --------
          rating of NAHI Public Debt from either S&P or Moody's that is categorized by such rating agency as an "investment grade" rating, then, in the case of a "split" rating (including numerical modifiers and (+) or (-) as ratings), the Applicable Margin at such time shall be based on the higher rating.

                                                     Applicable
                S&P               Moody's              Margin
                -----------------------------------------------

                BB or lower       Ba2 or lower        1.0000%
                BB+               Ba1                 0.8500%
                BBB-              Baa3                0.5000%
                BBB               Baa2                0.3750%
                BBB+ or higher    Baa1 or higher      0.3000%


     After June 30, 2001, each rate set forth in the above table shall increase by 0.10% during those times when the total amount of Advances exceeds 50% of the aggregate amount of the Lenders' Commitments.

          "Appropriate Agent" means, at any time, with respect to transfers of
           -----------------
     funds in US Dollars and Sterling and, unless otherwise specified, all other matters under this Agreement, the Administrative Agent, and, with respect to transfers of funds, the determination of rates applicable to, amounts in respect of and certain other matters relating to Advances in Australian Dollars, the Australian Agent.

          "Appropriate Agent's Account" means the account of the Appropriate
           ---------------------------
     Agent maintained (a) in the case of any transfer of funds in US Dollars, by the Administrative Agent with Citibank (x) in the case of the Facility A Borrowers (other than the Sterling Borrowers), at its office at 1 Court Square, Long Island City, New York 11120, Account No. 36852248, Attention:
     Mandy Hartshorne, and (y) in the case of the Sterling Borrowers, at the office of Citibank International plc, 336 Strand, London, England WC2R1L5,
     Attention: Jackie Harvey, (b) in the case of any transfer of funds in Sterling, by the Administrative Agent at the office of Citibank International plc, 336 Strand, London, England WC2R 1L5, Account No. 10963054, Attention: Jackie Harvey, and (c) in the case of any transfer of funds in Australian Dollars, by the Australian Agent at the office of Citibank Limited, 9th Level, Citibank Centre, 1 Margaret Street, Sydney, NSW 2000, Australia, Account No. 0400684057, Attention: Celle Raguine, and any other accounts maintained by the Appropriate Agents from time to time and notified to TNCL and the Lenders.

          "Appropriate Borrower's Account" means, with respect to any Borrower,
           ------------------------------
     the account maintained by such Borrower with the Appropriate Agent as set forth opposite the name of such Borrower on Part II of Schedule 1 hereto, and any other accounts maintained by the Borrowers with the Appropriate Agents from time to time and notified to the Appropriate Agents.

          "Appropriate Lender" means, at any time, with respect to any of
           ------------------
     Facility A, Facility B or Facility C, a Lender that has a Commitment with respect to such Facility at such time.

          "Appropriate Lending Office" means, with respect to (a) each Facility
           --------------------------
     A Lender, such Lender's LIBOR Lending Office, (b) each Facility B Lender, such Lender's Australian Dollar Lending Office, and (c) each Facility C Lender, such Lender's LIBOR Lending Office in the case of Dollar LIBOR Advances, or such Lender's Australian Dollar Lending Office in the case of Advances made in Australian Dollars.

          "Appropriate Overnight Rate" means, (a) in the case of Advances made
           --------------------------
     in US Dollars, the Federal Funds Rate, (b) in the case of Advances made in Sterling, the Sterling Overnight Rate and (c) in the case of Advances made in Australian Dollars, the Australian Dollar Reference Rate.

          "Arrangers" has the meaning specified in the recital of parties to
           ---------
     this Agreement.

          "Assignment and Acceptance" means an assignment and acceptance or
           -------------------------
     novation entered into by a Lender and an Eligible Assignee, and accepted by the Administrative Agent, in accordance with Section 9.07 and in substantially the form of Exhibit B-1 or B-2 hereto.

          "Associated Company" has the meaning attributed thereto under A-GAAP.
           ------------------

          "Attributable Debt" means, at any time, in connection with any sale
           -----------------
     and leaseback transaction, the product of (i) the net proceeds from such sale and leaseback transaction times (ii) a fraction, the numerator of
                                    -----
     which is the number of days of the term of the lease relating to the property involved in such sale and leaseback transaction (without regard to any options to renew or extend such term) remaining at the date of the making of such calculation and the denominator of which is the number of days of the term of such lease measured from the first day of such term.

          "Australia" means the Commonwealth of Australia.
           ---------

          "Australian Agent" has the meaning specified in the recital of parties
           ----------------
     to this Agreement.

          "Australian Corporations Law" means the Corporations Law of the State
           ---------------------------
     of South Australia and, where applicable, of any other State or Territory of Australia.

          "Australian Dollar" and "A$" each means the lawful money of Australia.
           -----------------       --

          "Australian Dollar Borrower" means News Limited, a South Australia,
           --------------------------
     Australian corporation.

          "Australian Dollar Lending Office" means, with respect to any Facility
           --------------------------------
     B Lender or Facility C Lender making Advances in Australian Dollars, as the case may be, the office of such Lender specified as its "Australian Dollar Lending Office" opposite its name on Schedule 1 hereto or in the Assignment and Acceptance pursuant to which it became a Facility B Lender or Facility C Lender, as the case may be, or such other office in Australia of such Lender as such Lender may from time to time specify to TNCL, the Administrative Agent and the Australian Agent.

          "Australian Dollar Rate" means, for any Interest Period for all
           ----------------------
     Facility B Advances or Facility C Advances in Australian Dollars comprising part of the same Facility B or Facility C Borrowing, respectively:

               (a) in the case of an Interest Period for such Borrowing the last day of which is a maturity date of bank accepted Bills for which buying rates are quoted on the page entitled "BBSW" on the Reuters Monitor System, the rate per annum determined by the Australian Agent taking the buying rates quoted on the page entitled "BBSW" on the Reuters Monitor System at or about 10:15 A.M. (Sydney time) on the first day of such Interest Period for a bank accepted Bill having a maturity date that is the last day of the Interest Period of such Borrowing, eliminating the highest and the lowest rates, and then calculating the average of the remaining rates (rounded upward to 4 decimal places if such number is in 5 or more decimal places); or

               (b) if, in respect of such Borrowing, the Australian Dollar Rate cannot be determined under paragraph (a) for any reason, the rate per annum calculated by the Australian Agent otherwise in accordance with paragraph (a) of this definition but by taking the buying rates quoted by the Australian Dollar Reference Lenders, on application by the Australian Agent, for bank accepted bills of a tenor equal to or, if not equal to, most closely approximating the Interest Period of such Borrowing and having a face value amount equal to the aggregate Face Value Amount of all Facility B Advances or Facility C Advances in Australian Dollars comprising the Facility B Borrowing or Facility C Borrowing, as the case may be; or

               (c) if, in respect of any such Borrowing, the Australian Dollar Rate cannot be determined in accordance with paragraphs (a) and (b) of this definition, the Australian Dollar Rate shall be construed to relate severally to the Advance or Advances of each Lender comprising part of the same Facility B Borrowing or Facility C Borrowing in Australian Dollars and shall be determined by the Australian Agent to be the rate rounded upwards if necessary to the nearest 4 decimal places (and expressed as a yield to maturity per cent per annum) and which that Lender quotes to the Australian Agent on request by the Australian Agent as being the rate at which at or about 10:30 A.M. (Sydney time) on the first day of the Interest Period for such Borrowing that Lender is prepared to purchase Bills accepted by itself and having a tenor equal or approximately equal to the Interest Period for that Borrowing.

          "Australian Dollar Reference Lenders" means Citibank Limited,
           -----------------------------------
     Commonwealth Bank of Australia, National Australia Bank Limited, State Bank of New South Wales Limited and Westpac Banking Corporation.

          "Australian Dollar Reference Rate" means, on any date:
           --------------------------------

               (a) the rate per annum determined by the Australian Agent as the "Average Bid Rate" of the three-month "Bank Bill Buying Rate" quoted on the page entitled "BBSY" on the Reuters Monitor System at or about 10:00 A.M. (Sydney time) on such date (if necessary rounding up the figure to four decimal places); or

               (b) if in respect of any date for any reason the Australian Dollar Reference Rate cannot be determined in accordance with paragraph (a) of this definition, the rate per annum calculated by the Australian Agent as the arithmetic average (rounded up if necessary to four decimal places) of the buying rates quoted by each of the Australian Dollar Reference Lenders on application by the Australian Agent as soon as possible after 10:00 A.M. (Sydney time) on such date, for bank accepted bills of a tenor of 90 days and a face value amount of A$500,000; or

               (c) if, in respect of any date, for any reason the Australian Dollar Reference Rate cannot be determined in accordance with paragraphs (a) or (b) of this definition, the rate per annum determined by the Australian Agent in good faith to be the rate most nearly approximating the rate that would otherwise have been calculated by the Australian Agent in accordance with paragraph (a) of this definition having regard to comparable indices then available in the then current bill market.

          "Australian Press Project" means the capital investment projects for
           ------------------------
     the construction of newspaper printing and distribution facilities at the following sites in Australia: (a) Mile End, Adelaide, (b) Westgate Park, Melbourne, (c) Chullora, Sydney and (d) Murrarie, Brisbane.

          "Authorized Officer" of any Person means an officer or director of
           ------------------
     such Person or any other Person duly authorized to execute and deliver the document or other writing stated to be required.

          "Available Facility A Commitment" means, with respect to any Facility
           -------------------------------
     A Lender at any time, (a) such Facility A Lender's Facility A Commitment at such time minus (b) the Dollar Equivalent at such time of the sum of (i)
               -----
     the aggregate principal amount of all Facility A Advances made by such Facility A Lender and outstanding at such time, and

     (ii) such Lender's Pro Rata Share of the Reinvestment Basket at such time.

          "Available Facility B Commitment" means, with respect to any Facility
           -------------------------------
     B Lender at any time, (a) such Facility B Lender's Facility B Commitment at such time minus (b) the aggregate Face Value Amount of all Facility B
               -----
     Advances made by such Lender and outstanding at such time.

          "Available Facility C Commitment" means, with respect to any Facility
           -------------------------------
     C Lender at any time, (a) such Facility C Lender's Facility C Commitment at such time minus (b) the sum of (i) the Dollar Equivalent at such time of
               -----
     determination of the aggregate Face Value Amount of all Bill Advances and all Cash Advances made in Australian Dollars and (ii) the aggregate principal amount of all Cash Advances made in US Dollars by such Facility C Lender and outstanding at such time.

          "AWA" means Ansett Worldwide Aviation, USA, a general partnership in
           ---
     which News Air Nevada, Inc., News Aviation Nevada, Inc., Alltrans Nevada, Inc. and Alltransair Nevada, Inc. are partners.

          "AWAS Group" means Ansett Worldwide Aviation Services, AWA, Ansett
           ----------
     Worldwide Aviation Limited, Ansett Worldwide Aviation Equipment and any other Person in which any member of the Reporting Group holds an Investment and that is from time to time engaged in a business that is the same as (or related to) the businesses of such named Persons as carried on at the date of this Agreement.

          "Balance Sheet Leverage Ratio" has the meaning specified in Section
           ----------------------------
     5.04(a)(i).

          "Banks" has the meaning specified in the recital of parties to this
           -----
     Agreement.

          "Bill" means a bill of exchange (but excluding checks) as defined in
           ----
     the Australian Bills of Exchange Act 1909 (Cth) (the "Act") and each
                                                           ---
     reference herein to drawing, accepting, indorsing or dealing with a Bill shall have the meaning ascribed thereto under the Act.

          "Bill Advance" has the meaning specified in Section 2.01(b).
           ------------

          "Borrower" or "Borrowers" has the meaning specified in the recital of
           --------      ---------
     parties to this Agreement, except to the extent any such Borrower is removed pursuant to Section 9.11.

          "Borrowing" means a Facility A Borrowing, a Facility B Borrowing or a
           ---------
     Facility C Borrowing.

          "BSkyB" means British Sky Broadcasting Limited, an English company.
           -----

          "Business Day" means a day of the year on which banks are not required
           ------------
     or authorized to close in New York City and (a) if the applicable Business Day relates to any Facility A Advances or any Facility C Advances in US Dollars, a day on which dealings are carried on in the London interbank market or (b) if the applicable Business Day relates to any Facility A Advances in Sterling, on which banks are open for business in London and on which dealings are carried on between banks in London in the domestic Sterling market or (c) if the applicable Business Day relates to any Facility B Advances or any Facility C Advances in Australian Dollars, a day other than a Saturday, Sunday or public holiday, on which banks are open for business in Sydney and Melbourne.

          "Capital Expenditure" means any expenditure for equipment, fixed
           -------------------
     assets, real property or improvements, or for replacements or substitutions therefor or additions thereto, that have a useful life of more than one year.

          "Capital Expenditure Amount" means, with respect to any Person for any
           --------------------------
     period, the sum of, without duplication, (i) all Capital Expenditures during such period plus (ii) the entire principal amount of any Debt
                        ----
     (including, without limitation, Obligations under Capitalized Leases) assumed or incurred in connection with any such Capital Expenditure less
                                                                         ----
     (iii) the aggregate Net Cash Proceeds and the Value of Non-Cash Proceeds received in such period from sales or other dispositions of Replaced Assets (other than such sales or other dispositions of any business as a going concern).

          "Capitalized Leases" has the meaning specified in clause (e) of the
           ------------------
     definition of Debt.

          "Cash Advance" has the meaning specified in Section 2.01(b).
           ------------

          "Cash Dividends" means, all dividends, all purchases, redemptions,
           --------------
     retirements, defeasances or other acquisitions of any capital stock or shares or any warrants, rights or options to acquire such capital stock or shares, in each case to the extent paid in cash by or on behalf of the issuer thereof, all returns of capital to stockholders or shareholders as such and all returns in respect of loan stock or any similar Investment, in each case to the extent paid in cash.

          "Cash Equivalents" means any of the following, so long as they are
           ----------------
     owned free and clear of all Liens and have a maturity of not greater than 180 days from the date of issuance thereof: (a) readily marketable direct obligations of the United States, the United Kingdom or Australia or, in each case, any agency or instrumentality thereof or obligations unconditionally guaranteed by the full faith and credit of the United States or unconditionally guaranteed by the government of the United Kingdom or Australia, (b) repurchase agreements with respect to obligations of the type referred to in clause (a) above with any securities dealers that are fully collateralized by such obligations, (c) certificates of deposit of or time deposits or Eurodollar deposits with any commercial bank, that has a combined capital and surplus of at least US$1,000,000,000 or its equivalent in other currencies or (d) commercial paper that is rated at least "Prime-1" (or the equivalent grade) by Moody's or "A-1" (or the equivalent grade) by S&P.

          "Cash Tax Expense" means, for any period, the aggregate amount of
           ----------------
     national, federal, state and local income taxes paid by the members of the Reporting Group during such period, other than (i) any such taxes
                                         ----- ----
     attributable to minority interests in a member of the Reporting Group except to the extent that either the Reporting Group is legally obligated to pay the full amount of such taxes or the holders of such minority interests do not bear their ratable share of such taxes because of a tax sharing arrangement with any member of the Reporting Group and (ii) any such taxes paid during such period in respect of the sale or other disposition of any asset or business of any member of the Reporting Group during such period that is not in the ordinary course of business.

          "CERCLA" means the U.S. Comprehensive Environmental Response,
           ------
     Compensation and Liability Act of 1980.

          "Closing Date" means the date of the initial Borrowing.
           ------------

          "Co-Agents" has the meaning specified in the recital of parties to
           ---------
     this Agreement.

          "Commitment" means a Facility A Commitment, a Facility B Commitment or
           ----------
     a Facility C Commitment.

          "Compliance Certificate" means a certificate executed by the chief
           ----------------------
     financial officer of TNCL in substantially the form of Exhibit C-1.

          "Confidential Information" means (a) forecasted financial information
           ------------------------
     prepared by TNCL and delivered to the Administrative Agent or any Lender pursuant to this Agreement and (b) any other information that any Loan Party furnishes to the Administrative Agent or any Lender in a writing designated as confidential, but in each case does not include any such information that is or becomes generally available to the public or that is or becomes available to the Administrative Agent or such Lender from a source other than a Loan Party that has not, to the actual knowledge of the Administrative Agent or such Lender, as the case may be, breached a duty of confidentiality to any Loan Party.

          "Consolidated" refers to the consolidation of accounts in accordance
           ------------
     with A-GAAP.

          "Constitutive Documents" means, as to any Person, such Person's
           ----------------------
     certificate of incorporation or registration (including, if relevant, certificates of change of name), memorandum of association, articles of association or incorporation, charter, by-laws, trust deed, partnership, joint venture or shareholders' agreement or equivalent documents constituting such Person.

          "Debt" of any Person means, without duplication, (a) all indebtedness
           ----
     of such Person for borrowed money or for money raised under a bill facility or similar facility, (b) all indebtedness of such Person for the deferred purchase price of property or services that would appear as a liability on a balance sheet of such Person prepared in accordance with A-GAAP (other than (i) payables incurred in the ordinary course of business with payment terms of not more than 180 days, (ii) royalties and (iii) Programming Liabilities), (c) all Obligations of such Person evidenced by notes, bonds (other than performance and similar bonds), debentures, loan stock or other similar instruments, (d) all Obligations of such Person created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (e) the principal component of the Obligations of such Person as lessee under leases that are, in accordance with A-GAAP, capital or finance leases ("Capitalized Leases"), (f) all
                                              ------------------
     Obligations, contingent or otherwise, of such Person under acceptance, letter of credit, note purchase facility or other discounting arrangement or similar facilities and any indemnity given in respect of any of them (other than any letter of credit in support of trade payables incurred in the ordinary course of business with an expiration date of not more than 180 days from the date of issuance thereof), (g) all Obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any capital stock or shares of or other ownership or profit interest in the equity of such Person or any of its Affiliates or any warrants, rights or options to acquire such capital stock or shares, valued, in the case of Redeemable Preferred Stock, at the greater of its voluntary or involuntary liquidation preference plus accrued dividends thereon that have not been paid on the stated date for payment thereof, but excluding any Obligation arising solely as a result of the declaration of a dividend on any capital stock or shares of such Person, (h) all Debt of others referred to in clauses (a) through (g) above guaranteed directly or indirectly in any legally binding manner by such Person, or in effect guaranteed in any legally binding manner directly or indirectly by such Person through an agreement (each such agreement, a "Debt Guaranty") (i) to
                                                          -------------
     pay or purchase such Debt or to advance or supply funds for the payment or purchase of such Debt, (ii) to purchase, sell or lease (as lessee or lessor) property, or to purchase or sell services, primarily for the purpose of enabling the debtor to make payment of such Debt or to assure the holder of such Debt against loss, (iii) to supply funds to or in any other manner invest in the debtor (including any agreement to pay for property or services irrespective of whether such property is received or such services are rendered) or (iv) otherwise to assure a creditor against loss in a legally binding manner, and (i) all Debt referred to in clauses
     (a) through (h) above secured by (or for which the holder of such Debt has an existing right, contingent or otherwise, to be secured by) any Lien on property (including, without limitation, accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Debt, valued at the lesser of the amount of such Debt and the fair market value of such property. Notwithstanding anything stated herein to the contrary, for the purposes of this Agreement the TOPrS/SM/ Securities and any securities substantially similar to the TOPrS/SM/ Securities shall not constitute "Debt".

          "Debt Guaranty" has the meaning specified in clause (h) of the
           -------------
     definition of "Debt".

          "Default" means any Event of Default or any event that would
           -------
     constitute an Event of Default but for the requirement that notice be given or time elapse or both.

          "Defaulted Advance" means, with respect to any Lender at any time, the
           -----------------
     amount of any Advance required to be made by such Lender to a Borrower pursuant to Section 2.01 at or prior to such time that has not been so made as of such time; provided, however, any Advance made by an Appropriate
                      --------  -------
     Agent for the account of such Lender pursuant to Section 2.02(d) shall not be considered a Defaulted Advance even if, at such time, such Lender shall not have reimbursed the Appropriate Agent therefor as provided in Section 2.02(d). In the event that a portion of a Defaulted Advance shall be deemed made pursuant to Section 2.14(b), the remaining portion of such Defaulted Advance shall be considered a Defaulted Advance originally required to be made pursuant to Section 2.01 on the same date as the Defaulted Advance so deemed made in part.

          "Defaulted Amount" means, with respect to any Lender at any time, any
           ----------------
     amount required to be paid by such Lender to an Appropriate Agent or any other Lender hereunder at or prior to such time that has not been so paid as of such time, including, without limitation, any amount required to be paid by such Lender to (a) an Appropriate Agent pursuant to Section 2.02(d) to reimburse such Appropriate Agent for the amount of any Advance made by such Appropriate Agent for the account of such Lender, (b) any other Lender pursuant to Section 2.11 to purchase any participation in Advances owing to such other Lender or otherwise redistribute amounts to such other Lender and (c) the Administrative Agent pursuant to Section 7.05 to reimburse an Appropriate Agent for such Lender's share of any amount required to be paid by the Lenders to such Appropriate Agent as provided therein. In the event that a portion of a Defaulted Amount shall be deemed paid pursuant to
     Section 2.14(b), the remaining portion of such Defaulted Amount shall be considered a Defaulted Amount originally required to be made hereunder on the same date as the Defaulted Amount so deemed paid in part.

          "Defaulting Lender" means, at any time, any Lender that, at such time,
           -----------------
     (a) owes a Defaulted Advance or a Defaulted Amount or (b) shall take or be the subject of any action or proceeding of the type described in Section 6.01(f).

          "Discount Amount" means, in respect of a Bill Advance or Cash Advance
           ---------------
     of a Facility B Lender or Facility C Lender, as the case may be, to be made in respect of a Facility B Borrowing or a Facility C Borrowing in Australian Dollars, respectively, an amount in Australian Dollars determined as follows:

          FVA -   FVA x 36500
                ---------------
                36500 + (D x R)

          where:

               (a) FVA equals the Face Value Amount of such Bill Advance or Cash Advance, as the case may be,

               (b) R equals the Australian Dollar Rate applicable on the first day of the Interest Period for such Borrowing (expressed as a decimal number) and

               (c) D equals the number of days in the Interest Period for such Borrowing.

          "Dollar Equivalent" means, on any day on which the Appropriate Agent
           -----------------
     calculates the relative amounts of the Facilities or any amount payable in respect thereof, in respect of an amount stated in US Dollars, that amount in US Dollars, and, in respect of an amount in either Sterling or Australian Dollars, such amount of US Dollars as could be purchased with such amount of Sterling or Australian Dollars, as the case may be, at the spot rate of exchange quoted by the Appropriate Agent at 11:00 A.M. (New York City time, in the case of Sterling, and Sydney time, in the case of Australian Dollars) on such day for the purchase of US Dollars with Sterling or Australian Dollars, as the case may be, for delivery two Business Days thereafter. For purposes of this Agreement, the Dollar Equivalent of any amount received by the Appropriate Agent for distribution to any Lenders shall be determined as of the date of such receipt.

          "Dollar LIBOR Advance" means an Advance that bears interest as
           --------------------
     provided in Section 2.06(a)(i)(A).

          "Dollar LIBOR" means, for any Interest Period for all Dollar LIBOR
           ------------
     Advances comprising part of the same Borrowing, an interest rate per annum equal to the rate per annum obtained by dividing (a) the rate of interest determined by the Administrative Agent to be the average (rounded upward to the nearest whole multiple of 1/32 of 1% per annum, if such rate is not such a multiple) of the rate per annum at which deposits in US Dollars are offered by the principal office of each of the Dollar Reference Lenders in London, England to prime banks in the London interbank market at 11:00 A.M. (London time) two Business Days before the first day of such Interest Period in an amount substantially equal to each such Dollar Reference Lender's Advance in US Dollars comprising part of such Borrowing to be outstanding during such Interest Period and for a period equal to such Interest Period by (b) a percentage equal to 100% minus the Dollar LIBOR Reserve Percentage for such Interest Period. Dollar LIBOR for any Interest Period shall be determined by the Administrative Agent on the basis of applicable rates furnished to and received by the Administrative Agent from the Dollar Reference Lenders two Business Days before the first day of such Interest Period.

          "Dollar LIBOR Reserve Percentage" for any Interest Period for all
           -------------------------------
     Dollar LIBOR Advances comprising part of the same Borrowing means the reserve percentage applicable two Business Days before the first day of such Interest Period under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including, without limitation, any emergency, supplemental or other marginal reserve requirement) for a member bank of the Federal Reserve System in New York City with respect to liabilities or assets consisting of or including Eurocurrency Liabilities (or with respect to any other category of liabilities that includes deposits by reference to which the interest rate on Dollar LIBOR Advances is determined) having a term equal to such Interest Period.

          "Dollar Reference Lenders" means Citibank, N.A., Chemical Bank, Bank
           ------------------------
     of America National Trust and S.A., London Branch, NationsBank of Texas, N.A. and The Bank of New York.

          "Dollars", "US Dollars" and the sign "$" or "US$" each means lawful
           -------    ----------                -      ---
     money of the United States.

          "Eligible Assignee" means with respect to any Facility, (a) a
           -----------------
     commercial bank organized under the laws of the United

     States, the United Kingdom or Australia, or any other country that is a member of the OECD or a political subdivision of any such country, and having total assets in a Dollar Equivalent amount in excess of US$5,000,000,000, so long as such bank is acting through a branch or agency located in the country in which it is organized or another country that is described in this clause (a); (b) the central bank of any country that is a member of the OECD; and (c) any other commercial bank approved by the Administrative Agent and TNCL, such approval not to be unreasonably withheld; provided, however, that an Affiliate of any member of the
               --------  -------
     Reporting Group shall not qualify as an Eligible Assignee.

          "Environmental Action" means any administrative, regulatory or
           --------------------
     judicial action, suit, demand, demand letter, claim, notice of non-compliance or violation, investigation, proceeding, consent order or consent agreement relating in any way to any Environmental Law or any Environmental Permit including, without limitation, (a) any claim by any governmental or regulatory authority for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any Environmental Law and (b) any claim by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from Hazardous Materials or arising from alleged injury or threat of injury to health, safety or the environment.

          "Environmental Law" means any national, federal, state, or local law,
           -----------------
     rule, regulation, order, writ, judgment, injunction, decree, determination or award relating to the environment, health, safety or Hazardous Materials applicable in any jurisdiction in which any member of the Reporting Group conducts operations or maintains properties.

          "Environmental Permit" means any permit, approval, identification
           --------------------
     number, license or other authorization required under any Environmental
     Law.

          "ERISA" means the U.S. Employee Retirement Income Security Act of
           -----
     1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

          "ERISA Affiliate" of any Person means any other Person that for
           ---------------
     purposes of Title IV of ERISA is a member of such Person's controlled group, or under common control with such Person, within the meaning of
     Section 414 of the Internal Revenue Code.

     "ERISA Event" with respect to any Person means (a) the occurrence of a
      -----------
     reportable event, within the meaning of Section 4043 of ERISA, with respect to any Plan of such Person or any of its ERISA Affiliates, unless the 30-day notice requirement with respect to such event has been waived by the PBGC; (b) the provision by the administrator of any Plan of such Person or any of its ERISA Affiliates of a notice of intent to terminate such Plan, pursuant to Section 4041(a)(2) of ERISA (including any such notice with respect to a plan amendment referred to in Section 4041(e) of ERISA); (c) the cessation of operations at a facility of such Person or any of its ERISA Affiliates in the circumstances described in Section 4062(e) of ERISA; (d) the withdrawal by such Person or any of its ERISA Affiliates from a Multiple Employer Plan during a plan year for which it was a substantial employer, as defined in Section 4001(a)(2) of ERISA; (e) the failure by such Person or any of its ERISA Affiliates to make a payment to a Plan required under Section 302(f)(1) of ERISA; (f) the adoption of an amendment to a Plan of such Person or any of its ERISA Affiliates requiring the provision of security to such Plan, pursuant to Section 307 of ERISA; or (g) the institution by the PBGC of proceedings to terminate a Plan of such Person or any of its ERISA Affiliates, pursuant to Section 4042 of ERISA, or the occurrence of any event or condition described in Section 4042 of ERISA that might be reasonably expected to constitute grounds for the termination of, or the appointment of a trustee to administer, such Plan.

          "Eurocurrency Liabilities" has the meaning specified in Regulation D
           ------------------------
     of the Board of Governors of the U.S. Federal Reserve System, as in effect from time to time.

          "Events of Default" has the meaning specified in Section 6.01.
           -----------------

          "Excess Amount" has the meaning specified in Section 2.11.
           -------------

          "Excess Amount Lender" has the meaning specified in Section 2.11.
           --------------------

          "Excess Guaranty Debt" means, at any time, the excess, if any, of the
           --------------------
     aggregate Dollar Equivalent amount of all Debt Guaranties by members of the Reporting Group of Debt of Persons which are not members of the Reporting Group, over $US 800,000,000.

          "Excess Sterling Borrowing" means any Facility A Borrowing in Sterling
           -------------------------
     or part thereof that exceeds the Sterling Sublimit.

          "Exchangeable Preferred Stock" means the exchangeable Preferred Stock
           ----------------------------
     set forth on Part V of Schedule 3.

          "Existing Debt" has the meaning specified in Section 4.01(u).
           -------------

          "Existing Liens" has the meaning specified in Section 4.01(w).
           --------------

          "Face Value Amount" means (a) in the case of a Bill Advance by a
           -----------------
     Facility B Lender or a Facility C Lender comprising a Facility B Borrowing or a Facility C Borrowing in Australian Dollars, as the case may be, the aggregate of the amounts stated on the Bills comprising the Bill Advance by that Facility B Lender or Facility C Lender as the maximum amount payable thereunder and (b) in the case of a Cash Advance comprising a Facility B Borrowing or a Facility C Borrowing in Australian Dollars, as the case may be, an amount equal to the Facility B Lender's or Facility C Lender's Pro Rata Share of such Facility B Borrowing or Facility C Borrowing, as the case may be, before giving effect to any deductions therefrom with respect to the Discount Amount and Usage Fee applicable thereto.

          "Facility" means Facility A, Facility B or Facility C.
           --------

          "Facility A" means, at any time, the aggregate amount of the Facility
           ----------
     A Commitments at such time.

          "Facility A Advance" has the meaning specified in Section 2.01(a)(i).
           ------------------

          "Facility A Borrowers" means HarperCollins Publishers Inc., News
           --------------------
     America FSI, Inc., NAHI and News America Publications, Inc., each a Delaware, U.S. corporation, and the Sterling Borrowers.

          "Facility A Borrowing" means a borrowing consisting of simultaneous
           --------------------
     Facility A Advances in either US Dollars or in Sterling made by the Facility A Lenders.

          "Facility A Commitment" means, with respect to any Facility A Lender
           ---------------------
     at any time, the amount set forth opposite such Facility A Lender's name on
     Schedule 1 hereto under the caption "Facility A Commitment" or, if such Facility A

     Lender has entered into one or more Assignments and Acceptances, set forth for such Facility A Lender in the Register maintained by the Administrative Agent pursuant to Section 9.07(c) as such Facility A Lender's "Facility A Commitment", as such amount may be reduced at or prior to such time pursuant to Section 2.04.

          "Facility A Lender" means a Lender with a Facility A Commitment.
           -----------------

          "Facility B" means, at any time, the aggregate amount of the Facility
           ----------
     B Commitments at such time.

          "Facility B Advance" has the meaning specified in Section 2.01(b).
           ------------------

          "Facility B Borrowing" means a borrowing consisting of simultaneous
           --------------------
     Facility B Advances made by the Facility B Lenders.

          "Facility B Commitment" means, with respect to any Facility B Lender
           ---------------------
     at any time, the amount set forth opposite such Facility B Lender's name on
     Schedule 1 hereto under the caption "Facility B Commitment" or, if such Facility B Lender has entered into one or more Assignments and Acceptances, set forth for such Facility B Lender in the Register maintained by the Administrative Agent pursuant to Section 9.07(c), as such Facility B Lender's "Facility B Commitment", as such amount may be reduced at or prior to such time pursuant to Section 2.04.

          "Facility B Lender" means a Lender with a Facility B Commitment.
           ------------------

          "Facility C" means, at any time, the aggregate amount of the Facility
           ----------
     C Commitments at such time.

          "Facility C Advance" has the meaning specified in Section 2.01(c).
           ------------------

          "Facility C Borrowers" means HarperCollins Publishers Inc., News
           --------------------
     America FSI, Inc., NAHI and News America Publications, Inc., each a Delaware, U.S. corporation, and the Australian Dollar Borrower.

          "Facility C Borrowing" means a borrowing consisting of simultaneous
           --------------------
     Facility C Advances in either US Dollars or in Australian Dollars made by the Facility C Lenders.

          "Facility C Commitment" means, with respect to any Facility C Lender
           ---------------------
     at any time, the amount set forth opposite such Facility C Lender's name on
     Schedule 1 hereto under the caption "Facility C Commitment" or, if such Facility C Lender has entered into one or more Assignments and Acceptances, set forth for such Facility C Lender in the Register maintained by the Administrative Agent pursuant to Section 9.07(c) as such Facility C Lender's "Facility C Commitment", as such amount may be reduced at or prior to such time pursuant to Section 2.04.

          "Facility C Lender" means a Lender with a Facility C Commitment.
           -----------------

          "Federal Funds Rate" means, for any period, a fluctuating interest
           ------------------
     rate per annum equal for each day during such period to the weighted average of the rates on overnight U.S. Federal funds transactions with members of the U.S. Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

          "Film Special Purpose Vehicle" means any Special Purpose Vehicle
           ----------------------------
     established for the sole purpose of financing, producing, marketing or distributing films or television programs.

          "Financing Subsidiary" means each Subsidiary of TNCL organized solely
           --------------------
     for the purpose of providing financing for the members of the Reporting Group and holding no assets other than loans or advances to other members of the Reporting Group, ordinary shares of Pearson plc, cash and Cash Equivalents and immaterial amounts of other assets.

          "Fiscal Year" means the fiscal year of TNCL ending on the Sunday
           -----------
     closest to June 30 in each year.

          "Fox Film" means Twentieth Century Fox Film Corporation, a Delaware,
           --------
     U.S. corporation.

          "Guarantor" or "Guarantors" has the meaning specified in the recital
           ---------      ----------
     of parties to this Agreement.

          "Guaranty" has the meaning specified in Section 8.01.
           --------

     "Hazardous Materials" means (a) petroleum or petroleum products, natural or
      -------------------
     synthetic gas, asbestos in any form that is or could become friable, urea formaldehyde foam insulation and radon gas, (b) any substances defined as or included in the definition of "hazardous substances", "hazardous wastes", "hazardous materials," "extremely hazardous wastes", "restricted hazardous wastes", "toxic substances", "toxic pollutants", "contaminants" or "pollutants", or words of similar import, under any Environmental Law and (c) any other substance exposure to which is regulated under any Environmental Law.

          "Indemnified Party" has the meaning specified in Section 9.04(b).
           -----------------

          "Information Memorandum" means the information memorandum dated March
           ----------------------
     1993, as amended, modified or supplemented on or prior to the date hereof, prepared by TNCL for use in connection with the syndication of the Commitments.

          "Insufficiency" means, with respect to any Plan, the amount, if any,
           -------------
     of its unfunded benefit liabilities, as defined in Section 4001(a)(18) of ERISA.

          "Interest Coverage Ratio" has the meaning specified in Section
           -----------------------
     5.04(b).

          "Interest Expense" means, for any period, (a) net interest expense
           ----------------
     determined in accordance with A-GAAP for such period, other than any amount thereof not paid in cash during such period (including, without limitation, amortization of capitalized interest and financing fees during such period), plus (b) Cash Dividends paid during such period on Preferred Stock
              ----
     that constitutes Debt (other than Investment Preferred Stock), less (c) to
                                                                    ----
     the extent not otherwise deducted in calculating such net interest expense, the sum of cash interest received on loans to Affiliates (other than Subsidiaries) during such period and cash interest received on balances at banks and on Investments in Cash Equivalents during such period, and less
                                                                          ----
     (d) to the extent otherwise included in calculating such net interest expense, interest and financing fees that are capitalized during such period.

          "Interest Period" means, (a) for each Facility A Advance or Facility C
           ---------------
     Advance in US Dollars comprising part of the same Facility A Borrowing or Facility C Borrowing, respectively, the period commencing on the date of such

     Advance and ending on the last day of the period selected by a Facility A Borrower or Facility C Borrower (other than the Australian Dollar Borrower), as the case may be, pursuant to the provisions below and, thereafter, each subsequent period commencing on the last day of the immediately preceding Interest Period and ending on the last day of the period selected by such Borrower pursuant to the provisions below. The duration of each such Interest Period shall be approximately one, two, three or six months, and, subject to clause (v) below, approximately nine or twelve months, as such Borrower may, upon notice received by the Administrative Agent not later than 11:00 A.M. (New York City time in the case of a Borrowing in US Dollars or London time in the case of a Borrowing in Sterling) on, in the case of an Interest Period of approximately one, two, three or six months, the third Business Day, and, in the case of an Interest Period of approximately nine or twelve months, the fifth Business Day, prior to the first day of such Interest Period, select; provided,
                                                                  --------
     however, that:
     -------

               (i) such Borrower may not select any Interest Period that ends after any Reduction Date unless, after giving effect to such selection, the aggregate principal amount of Advances having Interest Periods that end on or prior to such Reduction Date shall be at least equal to the aggregate principal amount of Advances due and payable on or prior to such date after giving effect to such reduction;

              (ii) Interest Periods commencing on the same date for Advances comprising part of the same Borrowing shall be of the same duration;

             (iii) whenever the last day of any Interest Period would otherwise occur on a day other than a Business Day, the last day of such Interest Period shall, in the case of Advances in Sterling, occur on the immediately preceding Business Day and shall, in the case of Advances in US Dollars, be extended to occur on the next succeeding Business Day, provided, however, that, if such extension would cause
                        --------  -------
          the last day of such Interest Period to occur in the next following calendar month, the last day of such Interest Period shall occur on the immediately preceding Business Day;

              (iv) whenever the first day of any Interest Period occurs on a day of an initial calendar month for which there is no numerically corresponding day in the calendar month that succeeds such initial calendar month by the number of months equal to the number of months in such Interest Period, such Interest Period shall end on the last Business Day of such succeeding calendar month;

               (v) such Borrower shall not be entitled to select an Interest Period having a duration of nine months or twelve months unless, by the close of business (New York City time, in the case of a US Dollar Borrowing, or London time, in the case of a Sterling Borrowing) on the third Business Day prior to the first day of such Interest Period, each Appropriate Lender notifies the Administrative Agent that such Lender will be providing funding for such Borrowing, failing which the Advance by each Appropriate Lender shall be for an Interest Period of approximately one, two, three or six months, as the case may be, as set forth in the Notice of Borrowing with respect to such Borrowing as an alternative to an Interest Period of nine or 12 months;

              (vi) all Facility A Advances or Facility C Advances in US Dollars, as the case may be, comprising part of the same Facility A Borrowing or Facility C Borrowing, respectively, shall consist of either Dollar LIBOR Advances or Sterling LIBOR Advances; and

             (vii) if such Borrower shall fail to select the duration of any Interest Period for any outstanding Borrowing, such Borrowing will be continued for an Interest Period of one month; and

          (b) for each Facility B Advance or Facility C Advance in Australian Dollars comprising part of the same Facility B Borrowing or Facility C Borrowing in Australian Dollars, as the case may be, the period commencing on the date of such Advance and ending on the last day of the period selected by the Australian Dollar Borrower pursuant to the provisions below. The Australian Dollar Borrower may select an Interest Period of up to 185 days (or such other period of time as the Australian Agent and the Australian Dollar Borrower may agree) prior to the first day of such Interest Period upon notice received by the Australian Agent not later than 11:00 A.M. (Sydney time) on the third Business Day prior to the first day of such Interest Period; provided, however, that:
                              --------  -------

               (i) the Australian Dollar Borrower may not select any Interest Period that ends after any Reduction Date unless, after giving effect to such selection, the aggregate Face Value Amount of Facility B Advances or Facility C Advances in Australian Dollars, as the case may be, having Interest Periods that end on or prior to such Reduction Date shall be at least equal to the aggregate Face Value Amount of Facility B Advances or Facility C Advances in Australian Dollars, respectively, due and payable on or prior to such date after giving effect to such Facility B reduction or Facility C reduction, respectively;

              (ii) Interest Periods commencing on the same date for Advances comprising part of the same Facility B Borrowing or Facility C Borrowing, as the case may be, shall be of the same duration; and

             (iii) whenever the last day of any Interest Period would otherwise occur on a day other than a Business Day, the last day of such Interest Period shall be extended to occur on the next succeeding Business Day, provided, however, that, if such extension would cause
                        --------  -------
          the last day of such Interest Period to occur in the next following calendar month, the last day of such Interest Period shall occur on the immediately preceding Business Day.

          "Internal Revenue Code" means the U.S. Internal Revenue Code of 1986,
           ---------------------
     as amended from time to time, and the regulations promulgated and rulings issued thereunder.

          "Investment" in any Person means any loans or advances to such Person,
           ----------
     any purchase or other acquisition of a business or assets of such Person as a going concern or of any capital stock or shares, warrants, rights, options, obligations or other securities of such Person, any capital contribution to such Person or any other similar investment in such Person, including, without limitation (but without duplication), any arrangement
     ---------
     pursuant to which the investor issues any Debt Guaranty or incurs any Debt of the type referred to in clause (i) of the definition of Debt in respect of such Person, but excluding (a) any Negative Pickup Arrangement and (b)
                     --- ---------
     advances made to suppliers in respect of assets purchased or services contracted for in the ordinary course of business, or the acquisition of receivables owing to any member of the Reporting Group from and the making of advances to, suppliers, producers, customers and individuals constituting the "talent" of such Person to the extent that such advance or acquisition is made (A) in the ordinary course of business of such Person and is consistent with the commercial practices of such

     Person prior to the date hereof or (B) is consistent with commercially reasonable practices at such time and is payable or dischargeable in accordance with customary terms.

          "Investment Preferred Stock" means Preferred Stock issued by any
           --------------------------
     Financing Subsidiary of TNCL and guaranteed by TNCL that would be classified as equity of TNCL under A-GAAP and under generally accepted accounting principles in the United States and that is issued with an aggregate liquidation preference not exceeding US$345,000,000.

          "IRS" means the U.S. Internal Revenue Service.
           ---

          "Lead Managers" has the meaning specified in the recital of parties to
           -------------
     this Agreement.

          "Lenders" means the Banks listed on the signature pages hereof and
           -------
     each Eligible Assignee or Affiliate of any Lender that shall become a party hereto pursuant to Section 9.07.

          "LIBOR Lending Office" means, with respect to any Facility A Lender or
           --------------------
     Facility C Lender making Advances in US Dollars, in respect of transfers of funds or Advances in US Dollars the office or offices of such Lender specified as its "Dollar LIBOR Lending Office" or, in respect of transfers of funds or Advances in Sterling, the office of such Lender specified as its "Sterling LIBOR Lending Office", opposite its name on Schedule 1 hereto or in the Assignment and Acceptance pursuant to which it became a Lender, or such other offices as such Lender may from time to time specify to TNCL and the Administrative Agent.

          "Lien" means any lien, security interest or other charge or
           ----
     encumbrance of any kind, or any other type of preferential arrangement, including, without limitation, the lien or retained security title of a conditional vendor and any mortgage, easement, right of way or other encumbrance on title to real property or any interest or power over any flawed asset under Australian law or similar arrangement in respect of any deposit or other monetary obligation.

          "Loan Parties" means the Borrowers and the Guarantors.
           ------------

          "Margin Stock" has the meaning specified in Regulation U.
           ------------

          "Material Adverse Change" means any material adverse change in the
           -----------------------
     business, condition (financial or otherwise), operations, performance, properties or prospects of the Reporting Group taken as a whole.

          "Material Adverse Effect" means a material adverse effect on (a) the
           -----------------------
     business, condition (financial or otherwise), operations, performance, properties or prospects of the Reporting Group taken as a whole, (b) the rights and remedies of the Appropriate Agents or any Lender under this Agreement or (c) the ability of the members of the Reporting Group taken as a whole to perform their Obligations under this Agreement.

          "Moody's" means Moody's Investors Service, Inc.
           -------

          "Multiemployer Plan" of any Person means a multiemployer plan, as
           ------------------
     defined in Section 4001(a)(3) of ERISA, to which such Person or any of its ERISA Affiliates is making or accruing an obligation to make contributions, or has within any of the preceding five plan years made or accrued an obligation to make contributions.

          "Multiple Employer Plan" of any Person means a single employer plan,
           ----------------------
     as defined in Section 4001(a)(15) of ERISA, that (a) is maintained for employees of such Person or any of its ERISA Affiliates and at least one Person other than such Person and its ERISA Affiliates or (b) was so maintained and in respect of which such Person or any of its ERISA Affiliates could have liability under Section 4064 or 4069 of ERISA in the event such plan has been or were to be terminated.

          "NAHI" means News America Holdings Incorporated, a Delaware, U.S.
           ----
     corporation.

          "NAHI Public Debt" means the senior unsecured Debt of NAHI with a
           ----------------
     tenor of not less than seven years issued pursuant to a registration statement under the U.S. Securities Act of 1933, as amended, and guaranteed by the Guarantors.

          "Negative Pickup Arrangements" means arrangements entered into in the
           ----------------------------
     ordinary course of business for the acquisition of some or all of the rights to television programming or films.

          "Net Pro Rata Share" has the meaning specified in Section
           ------------------
     2.02(a)(iii).

          "News Group" means, for purposes of Section 4.01(bb) only, (a) TNCL;
           ----------
     (b) each Related Corporation of TNCL; (c) each entity (as defined in Section 243C of the Australian Corporations Law) that TNCL or its Related Corporations control (as defined in Section 243E of the Australian Corporations Law); and (d) each Loan Party.

          "Non-Excluded Taxes" has the meaning specified in Section 2.10(a).
           ------------------

          "Non-U.S. Facility A/C Lender" means any Facility A Lender or Facility
           ----------------------------
     C Lender organized under the laws of a jurisdiction outside the United States.

          "Notice of Borrowing" has the meaning specified in Section 2.02(a).
           -------------------

          "Notice of Election" has the meaning specified in Section 2.02(a).
           ------------------

          "Obligation" means, with respect to any Person, any obligation of such
           ----------
     Person of any kind, including, without limitation, any liability of such Person on any claim, fixed, contingent or otherwise, whether or not such claim is discharged, stayed or otherwise affected by any proceeding of the type referred to in Section 6.01(f). Without limiting the generality of the foregoing, the Obligations of the Loan Parties under this Agreement include (a) the obligation to pay principal, interest, charges, expenses, fees, attorneys' fees and disbursements, indemnities and other amounts payable by any Loan Party under this Agreement and (b) the obligation to reimburse any amount in respect of any of the foregoing that any Lender, in its sole discretion, may elect to pay or advance on behalf of such Loan Party.

          "OECD" means the Organization for Economic Cooperation and
           ----
     Development.

          "Operating Income Leverage Ratio" has the meaning specified in Section
           -------------------------------
     5.04(a)(ii).

          "Optional Reduction Amount" has the meaning specified in Section
           -------------------------
     2.04(a).

          "Original Dollar Equivalent" means, in respect of an amount stated in
           --------------------------
     US Dollars, that amount in US Dollars, and, in respect of an amount stated in Sterling or Australian

     Dollars, the Dollar Equivalent thereof determined as of the Allocation
     Date.

          "Other Taxes" has the meaning specified in Section 2.10(b).
           -----------

          "PBGC" means the Pension Benefit Guaranty Corporation.
           ----

          "Permitted AWAS Transactions" means any transaction for the
           ---------------------------
     acquisition and financing of an aircraft by a member of the AWAS Group for the purpose of leasing or disposing of the same in the ordinary course of its business, provided that (a) such acquisition is effected by means of a
                   --------
     lease or purchase; (b) the terms and conditions of such transaction, taken as a whole, are no less favorable to AWA or the relevant member of the AWAS Group and the Reporting Group than the terms and conditions of all similar transactions, taken as a whole, entered into by Fox Film or the members of the AWAS Group prior to the date of this Agreement; and (c) in any such case no support is required for the obligation of the relevant member or members of the AWAS Group in relation to such transaction from any member of the Reporting Group beyond, in the case of AWA only, a support undertaking of any or all of TNCL, News Air Nevada, Inc. and any other Special Purpose Vehicle in respect of not more than 50% of certain obligations of AWA in respect of such transaction, any such undertaking to be only in respect of obligations similar to those supported in similar transactions prior to the date of this Agreement and on terms no more onerous in any respect than similar undertakings given by TNCL, News Air Nevada, Inc. and/or Fox Film in relation to similar transactions prior to the date of this Agreement.

          "Permitted Film Financing" means Debt and equity financing
           ------------------------
     arrangements with third parties for the production, distribution, acquisition and/or syndication of television programming or films by any Person in which any interest held by a member of the Reporting Group is held through a Film Special Purpose Vehicle and as to which no member of the Reporting Group has incurred any Debt other than through such Film Special Purpose Vehicle.

          "Permitted Liens" means any of the following:  (a) any Lien that
           ---------------
     arises in favor of an unpaid seller in respect of goods, plant or equipment sold and delivered to any member of the Reporting Group in the ordinary course of its business until payment of the purchase price for such goods or plant or equipment or any other goods, plant or equipment previously sold and delivered by that seller (except to the extent that such Lien secures Debt or arises otherwise than due to deferment of payment of purchase price); (b) Liens arising by operation of law and in the ordinary course of business, including Liens for taxes, assessments and governmental charges or levies that are either (i) not yet overdue or (ii) being contested in good faith and by appropriate proceedings and as to which appropriate reserves are being maintained; (c) any Lien or pledge created or subsisting in the ordinary course of business over documents of title, insurance policies or sale contracts in relation to commercial goods to secure the purchase price thereof; (d) any Lien with respect to a cash deposit that secures the payment or reimbursement obligation in favor of any financial institution or government or instrumentality thereof in connection with any letter of credit, guarantee or bond, issued by or, as the case may be, granted to any financial institution, or government or instrumentality thereof, in respect of any amount payable by any member of the Reporting Group pursuant to any agreement or arrangement (other than in respect of Debt described in clause (a) or (c) of the definition of Debt of any member of the Reporting Group) entered into by any member of the Reporting Group; (e) any Lien with respect to a cash deposit that is deposited in an account with any financial institution or firm of lawyers or title company to be held in escrow in such account pursuant to any agreement or arrangement (other than in respect of Debt described in clause
     (a) or (c) of the definition of Debt of any member of the Reporting Group);
     (f) any Lien with respect to documents of title to any asset or over cash paid to purchase such asset, to the extent arising from the delivery thereof to any financial institution or firm of lawyers or title company to be held in escrow pursuant to any agreement or arrangement for the purchase or sale of such asset, provided that (i) such agreement or arrangement is
                            --------
     not in respect of Debt described in clause (a) or (c) of the definition of Debt of any member of the Reporting Group, (ii) such documents of title are held in escrow only pending the satisfaction of conditions precedent to the purchase or sale of such asset and (iii) such agreement or arrangement and the related purchase or sale are not otherwise prohibited under this Agreement; (g) Liens to secure performance bonds incurred in the ordinary course of business; (h) any Lien with respect to any asset (including, without limitation, securities, documents of title and source codes), to the extent arising from the delivery of such asset to any financial institution, firm of lawyers, title company or other entity that holds assets in escrow or custody, to be held in escrow pursuant to any agreement or arrangement granted in the ordinary course of business; (i) statutory Liens of carriers, warehousemen, mechanics, suppliers, materialmen, repairmen and other like Liens arising in the ordinary course of business and with respect to amounts not yet delinquent or being contested in good faith by appropriate proceedings, if a reserve or other appropriate provision has been made; (j) easements, rights of way and other encumbrances on title to real property that do not materially adversely affect the use of such property for its present purposes; provided that, in
                                                               --------
     the case of clause (a) and (c) of this definition, there is no default in the underlying obligation secured by such encumbrance or such obligation is being contested in good faith and by appropriate proceedings, and (k) any interest or power over any flawed asset or similar arrangement in respect of any deposit or other monetary obligation arising out of (i) any banker's right of set off or combination of accounts conferred in the ordinary course of banking arrangements or (ii) any sale or purchase of goods in the ordinary course of business to the extent such Lien does not secure Debt).

          "Permitted QPL Transactions" means (a) any subordination arrangements
           --------------------------
     in relation to up to A$170,000,000 of moneys due or to become due by Queensland Press Limited, a Queensland, Australia corporation, or any Subsidiary thereof ("QPL"), to a Wholly Owned Subsidiary of TNCL and moneys
                          ---
     due or to become due by QPL to the lenders refinancing the bank facilities of QPL outstanding on the date hereof; and (b) any subordination arrangements in relation to payments due or to become due under the proposed terms of a print center lease between QPL or one of its Subsidiaries as lessee and TNCL or one of its Subsidiaries as lessor with respect to the print center currently being constructed at Murrarie, Queensland, and moneys due or to become due by QPL to the lenders refinancing the above-referenced existing bank facilities of QPL.

          "Person" means an individual, partnership, corporation (including a
           ------
     business trust), joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

          "Plan" means a Single Employer Plan or a Multiple Employer Plan.
           ----

          "Preferred Stock" means, with respect to any corporation, capital
           ---------------
     stock or shares issued by such corporation that is entitled to a preference or priority over any other capital stock or shares issued by such corporation upon any distribution of such corporation's assets, whether by dividend or upon liquidation.

          "Programming Liabilities" means all Obligations incurred in the
           -----------------------
     ordinary course of business to acquire, produce, license or distribute films or television programming, other than any such Obligations for Debt described in clause (a) of the definition of Debt and Debt Guaranties of such Debt.

          "Pro Rata Share" of any amount means the product of (a) such amount
           --------------
     times (b) (x) with respect to any Facility A Lender at any time, a fraction
     -----
     the numerator of which is such Lender's Facility A Commitment at such time and the denominator of which is Facility A at such time, or (y) with respect to any Facility B Lender at any time, a fraction the numerator of which is such Lender's Facility B Commitment at such time and the denominator of which is Facility B at such time, or (z) with respect to any Facility C Lender at such time, a fraction the numerator of which is such Lender's Facility C Commitment at such time and the denominator of which is Facility C at such time.

          "Public Senior Debt" means Senior Debt of any member of the Reporting
           ------------------
     Group that is issued pursuant to a registration statement filed with the U.S. Securities and Exchange Commission or any comparable national or state regulatory or governmental body in any jurisdiction of the United States or otherwise, including, without limitation, the NAHI Public Debt.

          "Qualifying Lenders" has the meaning specified in Section 2.10(f)(ii).
           ------------------

          "Redeemable" means, with respect to any capital stock or shares, any
           ----------
     such capital stock or shares that (a) the issuer has undertaken to redeem at a fixed or determinable date or dates, whether by operation of a sinking fund or otherwise, or upon the occurrence of a condition not solely within the control of the issuer or (b) is redeemable at the option of the holder, provided that no such capital stock or shares shall be considered to be
     --------
     Redeemable, or to be Debt, solely pursuant to clause (a) or (b) hereof if the issuer's undertaking to redeem any such capital stock or shares may be satisfied in full, at its option, by the delivery to the holders thereof of ordinary shares of TNCL.

          "Refinancing Preferred Stock" means Preferred Stock issued by TNCL or
           ---------------------------
     a Financing Subsidiary thereof to refinance the Exchangeable Preferred Stock and secured by or exchangeable into all or part of the ordinary shares of Pearson plc identified on Part V of Schedule 3.

          "Register" has the meaning specified in Section 9.07(c).
           --------

          "Regulation U" means Regulation U of the Board of Governors of the
           ------------
     U.S. Federal Reserve System, as in effect from time to time.

          "Related Corporation" means, in respect of a Person that is, or
           -------------------
     becomes, subject to the Australian Corporations Law, a "related body corporate" as that expression is defined in the Australian Corporations Law (on the basis that the term "subsidiary" in that definition has the same meaning as in this Agreement).

          "Replaced Assets" means any equipment, fixed assets, real property or
           ---------------
     improvements that are sold or otherwise disposed of (including any trade-in) and replaced by assets that are identical or substantially similar to such replaced assets or that serve a substantially similar purpose as such replaced assets.

          "Reporting Group" means TNCL and its Subsidiaries.
           ---------------

          "Required Lenders" means, at any time, Lenders owed or holding at
           ----------------
     least 60% of the sum of (a) the Original Dollar Equivalent of the sum of the aggregate principal amount of the Facility A Advances and the Facility C Advances made in US Dollars plus the aggregate Adjusted Face Value Amount
                                   ----
     of the Facility B Advances and the Facility C Advances made in Australian Dollars outstanding at such time and (b) the Original Dollar Equivalent of the aggregate unused Facility A Commitments, unused Facility B Commitments and unused Facility C Commitments at such time; provided, however, if any
                                                     --------  -------
     Lender shall be a Defaulting Lender at such time, there shall be excluded from the determination of Required Lenders at such time (i) the Original Dollar Equivalent of the sum of the aggregate principal amount of the Facility A Advances and the Facility C Advances made in US Dollars plus the
                                                                        ----
     aggregate Adjusted Face Value Amount of the Facility B Advances and the Facility C Advances made in Australian Dollars by such Lender and outstanding at such time and (ii) the Original Dollar Equivalent of the aggregate unused

     Commitments of such Lender under all the Facilities at such time.

          "Responsible Officer" means any of the following Persons:  the chief
           -------------------
     financial officer, chief executive officer or the treasurer of each of TNCL, News Limited or NAHI, the chief financial officer, the managing director or the treasurer of News International plc, or the Group General Counsel of TNCL.

          "Rolling Period" means, for any fiscal quarter, such fiscal quarter
           --------------
     and the preceding three fiscal quarters. Any reference in Section 5.04 of this Agreement to a Rolling Period ending on any specified date shall be construed as a reference to the Rolling Period ending closest in time to such date.

          "S&P" means Standard & Poor's Corporation.
           ---

          "Senior Debt" means all Debt of the Reporting Group that does not
           -----------
     provide by its terms that it is subordinate in right of payment to the Obligations of the Loan Parties under this Agreement.

          "Single Employer Plan" of any Person means a single employer plan, as
           --------------------
     defined in Section 4001(a)(15) of ERISA, that (a) is maintained for employees of such Person or any of its ERISA Affiliates and no Person other than such Person and its ERISA Affiliates or (b) was so maintained and in respect of which such Person or any of its ERISA Affiliates could have liability under Section 4069 of ERISA in the event such plan has been or were to be terminated.

          "Solvent" and "Solvency" mean, with respect to any Person on any date,
           -------       --------
     that on such date (a) in the case of any Person organized under the laws of a jurisdiction other than the United Kingdom, Hong Kong or any state or territory of Australia, (i) the fair value of the property of such Person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person, (ii) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liabilities of such Person on its debts as they become absolute and matured, (iii) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature and (iv) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute an unreasonably small capital, (b) in the case of any Person organized under the laws of any state or territory of Australia,
     (i) such Person has not become unable to pay its debts generally as and when they become due and payable, (ii) such Person has not suspended payment, and has not taken steps to suspend payment, of its debts generally and (iii) such Person has not entered into or resolved to enter into, or taken steps to enter into, any arrangement, composition or compromise with its creditors or any class of them, (c) in the case of any Person organized under the laws of the United Kingdom, such Person has not become unable to pay its debts within the meaning of Section 123 of the United Kingdom Insolvency Act 1986 and (d) in the case of any Person organized under the laws of Hong Kong, such Person has not become unable to pay its debts within the meaning of Section 178 of the Companies Ordinance (CAP.32). The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

          "Special Purpose Vehicle" means a Person that is, or was, established:
           -----------------------
     (a) with a separate legal identity and limited liability; (b) as a member of the Reporting Group; and (c) for the sole purpose of a single transaction, or series of related transactions, and that has no assets and liabilities other than those directly acquired or incurred in connection with such transaction(s).

          "Sterling" and the sign "(Pounds)" each mean the lawful money of the
           --------                --------
     United Kingdom.

          "Sterling Associated Costs Rate" means the cost of compliance with the
           ------------------------------
     then existing requirements of the Bank of England in respect of Sterling LIBOR Advances, calculated by the Administrative Agent based on the rates supplied by each of the Sterling Reference Lenders by reference to the circumstances existing on the first day of each Interest Period in respect of such Advance and, if any such Interest Period in respect of such Advance exceeds three months, at three calendar monthly intervals from the first day of such Interest Period during its duration in accordance with the formula set forth on Schedule 2.

          "Sterling Borrowers" means Newscorp Investments Limited, News
           ------------------
     International plc, News Securities B.V. and HarperCollins (UK).

          "Sterling LIBOR" means, for any Interest Period for all Sterling LIBOR
           --------------
     Advances comprising part of the same Borrowing, an interest rate per annum equal to the rate per annum obtained by adding (a) the rate of interest determined by the Administrative Agent to be the average (rounded upward to the nearest whole multiple of 1/32 of 1% per annum, if such rate is not such a multiple) of the rate per annum at which deposits in Sterling are offered by each of the Sterling Reference Lenders to prime banks in the London interbank market at 11:00 A.M. (London time) on the first day of such Interest Period in an amount substantially equal to each such Sterling Reference Lender's Advance in Sterling comprising part of such Borrowing to be outstanding during such Interest Period and for a period equal to such Interest Period and (b) the Sterling Associated Costs Rate. Sterling LIBOR for any Interest Period shall be determined by the Administrative Agent on the basis of applicable rates furnished to and received by the Administrative Agent from the Sterling Reference Lenders on the first day of such Interest Period.

          "Sterling LIBOR Advance" means an Advance that bears interest as
           ----------------------
     provided in Section 2.06(a)(i)(B).

          "Sterling Overnight Rate" means, on any date of determination, the
           -----------------------
     rate per annum at which the Administrative Agent offers overnight deposits in Sterling to prime banks in the London interbank market at 11:00 A.M. (London time) on such day.

          "Sterling Reference Lenders" means Midland Bank plc, Lloyds Bank plc,
           --------------------------
     Barclays Bank Australia Ltd., National Westminster Bank plc and Bank of Nova Scotia.

          "Sterling Sublimit" means, at any time, the Dollar Equivalent in
           -----------------
     Sterling of US$1,147,500,000.

          "Subsidiary" of any Person means (a) any corporation, partnership,
           ----------
     joint venture, trust or estate of which (or in which) more than 50% of (i) the issued and outstanding capital stock, voting shares or ordinary shares having ordinary voting power to elect a majority of the Board of Directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency), (ii) the interest in the capital or profits of such partnership or joint venture or (iii) the beneficial interest in such trust or estate, is at the time directly or indirectly owned or controlled by such

     Person, by such Person and one or more of its other Subsidiaries or by one or more of such Person's other Subsidiaries, (b) in the case of TNCL, Fox, Inc. and any other member of the Reporting Group of which Fox Inc. is a Subsidiary, includes Twentieth Holdings Corporation and its Subsidiaries,
     (c) in the case of any member of the Reporting Group, any Person in which such member holds an interest that owns Television Stations the capital structure of which is substantially similar to that of Twentieth Holdings Corporation and (d) in relation to any Person that is, or becomes, subject to the Australian Corporations Law, (i) a "subsidiary" of such Person as defined in and for the purposes of the Australian Corporations Law, (ii) if such Person has appointed or is in a position to appoint one or more directors of another corporation and that director or those directors are in a position to cast, or control the casting of, more than one-half of the maximum number of votes that might be cast at a meeting of directors of that other corporation, such other corporation, and (iii) where the expression is used in this Agreement in connection with the content or preparation of consolidated accounts (as defined in the Australian Corporations Law) in respect of a financial year ending on or after 31 December 1991, any "Entity" (as defined in Parts 3.6 and 3.7 of the Australian Corporations Law) that such Person is taken to control for the purposes of Parts 3.6 and 3.7 of the Australian Corporations Law and (e) in the case of a Person that is an English company, any other Person that is a "subsidiary" of such Person as defined pursuant to Section 736 of the English Companies Act 1985.

          "Surviving Debt" has the meaning specified in Section 4.01(v).
           --------------

          "Tangible Assets" of any Person is defined as, as of any date, the
           ---------------
     amount of total assets of such Person and its Subsidiaries on a Consolidated basis at such date less goodwill, trade names, patents,
                                     ----
     unamortized debt discount expense and other like intangibles, all determined in accordance with A-GAAP.

          "Tax" means any tax, levy, impost, duty, withholding, assessment, fee
           ---
     or other charge which is assessed, levied, imposed or collected by any government, or any governmental, semi-governmental, administrative, fiscal or judicial body, department, commission, authority, tribunal, agency or entity (including, without limitation, any penalty or interest payable in connection with any failure to pay or any delay in paying any of the same).

     "Termination Date" means the earlier of June 30, 2002 and the date of
      ----------------
     termination in whole of the Facility A Commitments, the Facility B Commitments and the Facility C Commitments pursuant to Section 2.04 or 6.01.

          "TNCL" means The News Corporation Limited, a South Australia,
           ----
     Australia corporation.

          "TOPrS/SM/ Securities" means (i) the 5% Exchangeable Trust Originated
           --------------------
     Preferred Securities issued by News Corporation Exchange Trust pursuant to the terms of an Amended and Restated Declaration of Trust dated as of November 12, 1996 (the "Exchange Securities"), (ii) the 5% Trust Originated Preferred Securities issued by News Corporation Finance Trust pursuant to the terms of an Amended and Restated Declaration of Trust dated as of November 12, 1996 (the "Finance Securities"), (iii) the 5% Subordinated Discount Debentures due 2016 issued by NAHI pursuant to the terms of an Indenture dated as of November 12, 1996 and the guarantees thereof provided for therein, (iv) the guarantee of the Exchange Securities provided by TNCL pursuant to the terms of a Preferred Securities Guarantee Agreement dated as of November 12, 1996, (v) the guarantee of the Finance Securities
     provided by TNCL   pursuant to the terms of a Preferred Securities
     Guarantee Agreement dated as of November 12, 1996 and (vi) NAHI's obligations under the Warrant Agreement dated as of November 12, 1996 and the guarantees thereof provided for therein.

          "U.K. Borrower" has the meaning specified in Section 2.10(f)(i).
           -------------

          "U.S." and "US" and "United States" each mean the United States of
           ----       --       -------------
     America and for purposes of Section 2.10 shall have the meaning specified in Section 7701 of the Internal Revenue Code.

          "U.S. Facility A/C Borrower" means each Facility A Borrower or each
           --------------------------
     Facility C Borrower organized under the laws of the United States or any political subdivision thereof.

          "Usage Fee"  means, with respect to any Facility B Borrowing or any
           ---------
     Facility C Borrowing in Australian Dollars, as the case may be, a fee for the Interest Period in respect of such Borrowing equal to the product of Applicable Margin applicable on the first day of such Interest Period times
                                                                           -----
     an amount equal to the aggregate Face Value Amount of all Bill

     Advances and Cash Advances comprising such Borrowing, payable in advance on the date of each such Borrowing.

          "Voting Stock" means capital stock or shares issued by a corporation,
           ------------
     or equivalent interests in any other Person, the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or Persons performing similar functions) of such Person, even though the right so to vote has been suspended by the happening of such a contingency.

          "Weighted Average Life" means, as of any date, with respect to any
           ---------------------
     Debt, the period obtained by dividing (a) the sum of the products of the number of years from such date to the dates of each successive scheduled principal payment (including any sinking fund payment requirements) of such Debt times the amount of each such principal payment, by (b) the sum of all
          -----
     such principal payments.

          "Wholly Owned Subsidiary" of any Person means any Subsidiary of such
           -----------------------
     Person of which 100% of the Voting Stock is owned by such Person (either directly or indirectly through other Wholly Owned Subsidiaries) and, with respect to TNCL, Fox, Inc. and any other member of the Reporting Group of which Fox, Inc. is a Wholly Owned Subsidiary, shall include Twentieth Holdings Corporation and its Wholly Owned Subsidiaries and, with respect to TNCL and any member of the Reporting Group that is a Wholly Owned Subsidiary of TNCL, any other Person in which such member holds an interest that owns Television Stations the capital structure of which is substantially similar to that of Twentieth Holdings Corporation.

          "Withdrawal Liability" has the meaning specified in Part I of Subtitle
           --------------------
     E of Title IV of ERISA.

          SECTION 1.02.  Computation of Time Periods.  In this Agreement in the
                         ---------------------------
computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding".

          SECTION 1.03.  Accounting Terms.  All accounting terms not
                         ----------------
specifically defined herein shall be construed in accordance with generally accepted accounting principles consistent with those applied in the preparation of the equity consolidated financial statements referred to in Section 4.01(f) ("A-GAAP").
  ------

          SECTION 1.04.  General.  References in this Agreement to payment,
                         -------
repayment or prepayment of any amount to any Lender mean payment to the Appropriate Agent for the account of such Lender. References, direct or indirect, to the payment, repayment or prepayment of Advances or the amount owing or outstanding in respect thereof mean, in the case of Facility A Advances and Facility C Advances in US Dollars, the principal amount thereof and, in the case of Facility B Advances and Facility C Advances in Australian Dollars, unless otherwise specified, the Face Value Amount thereof. References to assignees or transferees include Persons taking or acquiring an interest by novation.


                                   ARTICLE II

                       AMOUNTS AND TERMS OF THE ADVANCES

          SECTION 2.01.  The Advances.  (a) The Facility A Advances.  (i) Each
                         ------------       -----------------------
Facility A Lender severally agrees, on the terms and conditions hereinafter set forth, to make advances (each a "Facility A Advance") in US Dollars to any
                                 ------------------
Facility A Borrower, or, if requested by any Sterling Borrower in the Notice of Borrowing delivered pursuant to Section 2.02(a) in respect of such Advance, in Sterling to such Sterling Borrower, from time to time on any Business Day during the period from the date hereof until the Termination Date in a Dollar Equivalent amount for each such Advance not to exceed such Facility A Lender's Available Facility A Commitment on such Business Day and in an aggregate Dollar Equivalent amount for all Sterling Facility A Advances not to exceed the Sterling Sublimit except under circumstances specified in Section 2.02.

          (ii) Each US Dollar Facility A Borrowing shall be in an aggregate amount of US$25,000,000 or an integral multiple of US$5,000,000 in excess thereof, each Sterling Facility A Borrowing shall be in an aggregate amount of (Pounds)10,000,000 or an integral multiple of (Pounds)5,000,000 in excess thereof, and each shall consist of Facility A Advances in US Dollars or in Sterling, as the case may be, made by the Facility A Lenders according to their Pro Rata Shares, provided that, notwithstanding the foregoing limitations, any
                 --------
Facility A Borrower may in any event borrow the entire amount of each Facility A Lender's Available Facility A Commitment. Within the limits of each Facility A Lender's Available Facility A Commitment and the Sterling Sublimit, the Facility A Borrowers may borrow under this Section 2.01(a), prepay pursuant to Section 2.05(a) and reborrow under this Section 2.01(a).

          (b) The Facility B Advances.  (i) Each Facility B Lender severally
              -----------------------
agrees, on the terms and conditions hereinafter set forth, to accept and discount a Bill or Bills or, at the election of such Lender, make an advance in cash in respect of any Facility B Borrowing (each acceptance and discounting of one or more Bills in respect of any Borrowing being a "Bill Advance" and each
                                                       ------------
cash advance, as discounted, being a "Cash Advance", and each such Bill Advance
                                      ------------
or Cash Advance, as the case may be, being a "Facility B Advance") in Australian
                                              ------------------
Dollars to the Australian Dollar Borrower from time to time on any Business Day during the period from the date hereof until the Termination Date in a Face Value Amount for each such Advance not to exceed such Facility B Lender's Available Facility B Commitment on such Business Day.

          (ii) Each Facility B Borrowing shall be in an aggregate Face Value Amount of A$20,000,000 or an integral multiple of A$5,000,000 in excess thereof and shall consist of Facility B Advances made by the Facility B Lenders according to their Pro Rata Shares, provided that, notwithstanding the foregoing
                                    --------
limitations, the Australian Dollar Borrower may in any event borrow the entire amount of each Facility B Lender's Available Facility B Commitment. Within the limits of each Facility B Lender's Available Facility B Commitment the Australian Dollar Borrower may borrow under this Section 2.01(b), repay pursuant to Section 2.03(b), prepay pursuant to Section 2.05 and reborrow under this
Section 2.01(b).

          (c) The Facility C Advances.  (i) Each Facility C Lender severally
              -----------------------
agrees, on the terms and conditions hereinafter set forth, to make advances in cash in US Dollars to any Facility C Borrower (other than the Australian Dollar Borrower), or, if requested by the Australian Dollar Borrower in the Notice of Borrowing delivered pursuant to Section 2.02(a) in respect of such Advance, to make Bill Advances or, at the election of such Lender, Cash Advances in Australian Dollars (each such Advance, whether in US Dollars or Australian Dollars, being a "Facility C Advance") to the Australian Dollar Borrower, from
                  ------------------
time to time on any Business Day during the period from the date hereof until the Termination Date in a Dollar Equivalent amount for each such Advance (such amount to be determined by reference to the principal amount of such Advance in the case of a Borrowing in US Dollars and the Face Value Amount in the case of a Borrowing in Australian Dollars) not to exceed such Facility C Lender's Available Facility C Commitment on such Business Day.

          (ii) Each US Dollar Facility C Borrowing shall be in an aggregate amount of US$25,000,000 or an integral multiple of US$5,000,000 in excess thereof, each Australian Dollar Facility C Borrowing shall be in an aggregate Face Value Amount of

A$20,000,000 or an integral multiple of A$5,000,000 in excess thereof, and each shall consist of Facility C Advances in US Dollars or in Australian Dollars, as the case may be, made by the Facility C Lenders according to their Pro Rata Shares, provided that, notwithstanding the foregoing limitations, any Facility C
        --------
Borrower may in any event borrow the entire amount of each Facility C Lender's Available Facility C Commitment. Within the limits of each Facility C Lender's Available Facility C Commitment, the Facility C Borrowers may borrow under this
Section 2.01(c), repay pursuant to Section 2.03(b), prepay pursuant to Section
2.05 and reborrow under this Section 2.01(c).

          SECTION 2.02.  Borrowings.  (a) Notice of Borrowing; Making the
                         ----------       -------------------------------
Advances, Etc.  (i) Each Borrowing shall be made on notice, given not later than
-------------
11:00 A.M. (New York City time, in the case of a Facility A Borrowing or a Facility C Borrowing in US Dollars, London time, in the case of a Facility A Borrowing in Sterling, or Sydney time, in the case of a Facility B Borrowing or a Facility C Borrowing in Australian Dollars) on the third Business Day prior to the date of the proposed Borrowing; provided that, in the case of any of (A) a
                                    --------
proposed Facility A Borrowing or Facility C Borrowing in US Dollars for a nine- or 12-month Interest Period, (B) a proposed Excess Sterling Borrowing or (C) a proposed Facility A Borrowing or Facility C Borrowing, if (x) in the case of Facility A, the aggregate principal amount of the Advances outstanding in US Dollars after giving effect to such Borrowing shall exceed 65% of Facility A or the Dollar Equivalent of the aggregate principal amount of the Advances outstanding in Sterling after giving effect to such Borrowing shall exceed 35% of Facility A or (y) in the case of Facility C, the aggregate principal amount of the Advances outstanding in US Dollars after giving effect to such Borrowing shall exceed 50% of Facility C or the Dollar Equivalent of the aggregate Face Value Amount of the Advances outstanding in Australian Dollars after giving effect to such Borrowing shall exceed 50% of Facility C, the fifth Business Day prior to the date of such proposed Borrowing, by a Borrower to the Appropriate Agent, which shall give to each Appropriate Lender prompt notice thereof by telex or telecopier specifying therein each Appropriate Lender's Pro Rata Share of such Borrowing. Each such notice of a Borrowing (a "Notice of Borrowing")
                                                        -------------------
shall be by telex or telecopier, confirmed immediately in writing in substantially the form of Exhibit A-1 hereto, signed by an Authorized Officer of the requesting Borrower, specifying therein the requested (A) date of such Borrowing and the name of the Borrower that will make such Borrowing, (B) Facility under which such Borrowing is to be made, (C) currency of the Advances comprising such Borrowing, (D) aggregate principal amount or aggregate Face Value Amount of such Borrowing, (E) initial Interest Period for each such Advance and, in the case of a Facility A Borrowing or a Facility C Borrowing in US Dollars requested for a nine- or 12-month Interest Period, the alternate Interest Period requested by the Borrower in the event one or more of the Appropriate Lenders will not be able to fund Advances for such nine- or 12-month Interest Period and (F) in the case of a Facility A Borrowing by a Sterling Borrower of which all or a portion is an Excess Sterling Borrowing, the amount thereof that constitutes an Excess Sterling Borrowing. In the case of a Facility B Borrowing or Facility C Borrowing in Australian Dollars, such Notice of Borrowing shall direct the Australian Agent to prepare and complete Bills in accordance with this Section 2.02 except to the extent that Appropriate Lenders have elected to make Cash Advances. Notwithstanding anything to the contrary set forth in this Section 2.02(a)(i), no Facility A Advances by any Facility A Lender shall be made in respect of an Excess Sterling Borrowing unless, by 5:00 P.M. (London time) on the third Business Day prior to the first day of such Excess Sterling Borrowing, each Facility A Lender notifies by telex or telecopier the Administrative Agent that such Facility A Lender will be able to obtain funding for its Pro Rata Share of such Excess Sterling Borrowing.

          (ii) The Appropriate Agent shall,

          (A) promptly after the determination thereof notify the requesting Borrower and each Appropriate Lender of the applicable interest rate under
     Section 2.06(a), in the case of Advances in US Dollars or Sterling, or the Discount Amount and the Usage Fee, in the case of Advances in Australian Dollars,

          (B) in the case of a request for a nine- or 12-month Interest Period in respect of a Facility A Borrowing or a Facility C Borrowing in US Dollars, send written confirmation to the Appropriate Lenders by telex or telecopier not later than 11:00 A.M. (New York time, in the case of US Dollars, and London time, in the case of Sterling) on the second Business Day prior to the date of such Borrowing confirming the actual Interest Period determined in accordance with paragraph (a)(v) of the definition of "Interest Period" having regard to the notifications referred to in that paragraph (a)(v).

          (C) in the case of a Facility A Borrowing in Sterling that in whole or in part constitutes an Excess Sterling Borrowing, send written confirmation by telex or telecopier not later than 11:00 A.M. (London City time) on the second Business Day prior to the date of such proposed Facility A

     Borrowing to the requesting Facility A Borrower and to each Facility A Lender confirming the aggregate amount of such Facility A Borrowing and the portion thereof, if any, that constitutes an Excess Sterling Borrowing, and

          (D) unless it receives a Notice of Election from a Facility B Lender or Facility C Lender, as the case may be, pursuant to Section 2.02(a)(iii)(B) indicating such Lender's election to make its Advance in respect of any Facility B Borrowing or Facility C Borrowing in Australian Dollars as a Cash Advance, promptly prepare, complete and execute a Bill or Bills in respect thereof in accordance with Section 2.02(f) having an aggregate Face Value Amount equal to such Lender's Pro Rata Share of such Borrowing and deliver such Bill or Bills to such Lender.

          (iii) Each Appropriate Lender shall,

          (A) in the case of a Facility A Borrowing or a Facility C Borrowing in US Dollars, before 11:00 A.M. (New York City time), and in the case of a Facility A Borrowing in Sterling, before 11:00 A.M. (London time), on the date of such Borrowing, make available from its Appropriate Lending Office to the Administrative Agent at the Appropriate Agent's Account, in same day funds, such Facility A Lender's or Facility C Lender's Pro Rata Share of such Borrowing, and

          (B) (x) if an Appropriate Lender elects to make a Cash Advance in respect of a Facility B Borrowing or a Facility C Borrowing in Australian Dollars, before 11:00 A.M. (Sydney time) on the second Business Day prior to the date of such Borrowing, give the Australian Agent and the Australian Dollar Borrower irrevocable notice (a "Notice of Election") in writing in
                                            ------------------
     substantially the form of Exhibit A-2 hereto by telex or telecopier of its election, which election shall be at the sole discretion of such Lender, to make available its Pro Rata Share of such Borrowing as a Cash Advance; (y) unless such Lender has elected to make a Cash Advance in respect of such Borrowing, accept the Bill or Bills delivered to such Lender by the Australian Agent pursuant to Section 2.02(a)(ii)(D) and insert as payee itself (if not already done) or such other person as it has arranged to purchase such Bill or Bills; and (z) before 11:00 A.M. (Sydney time) or, if later, within 45 minutes after being notified by the Australian Agent of the Discount Amount in respect of such Bill or Bills on the date of such Borrowing, make such Bill Advance or Bill Advances by discounting such Bill or Bills or make such Cash Advance, in each case by making available from its Appropriate Lending Office to the

     Australian Agent at the Appropriate Agent's Account, in same day funds, such Lender's Pro Rata Share of such Borrowing less the sum of (1) the
                                                    ----
     Discount Amount for each Bill Advance or each Cash Advance made by such Lender comprising such Borrowing, plus (2) such Lender's Pro Rata Share of
                                       ----
     the Usage Fee (such Pro Rata Share after taking into account the deductions specified in clauses (1) and (2) being its "Net Pro Rata Share"); provided
                                                 ------------------    --------
     that, if the day of such Facility B Borrowing or Facility C Borrowing in Australian Dollars is also the last Business Day of the Interest Period for an outstanding Facility B Borrowing or Facility C Borrowing in Australian Dollars, respectively, each Appropriate Lender shall deduct from the amount that it is to make available the aggregate Face Value Amount of the Facility B Advances or Facility C Advances in Australian Dollars, as the case may be, payable by the Australian Dollar Borrower to such Lender on such day.

          (iv) After the Appropriate Agent's receipt of funds pursuant to clause (iii) above, and upon fulfillment of the applicable conditions set forth in Article III, the Appropriate Agent will forthwith make such funds available to the requesting Borrower by crediting the Appropriate Borrower's Account.

          (b) Number of Borrowings.  Anything in subsection (a) above to the
              --------------------
contrary notwithstanding, the Borrowers may make one or more separate Borrowings on any Business Day; provided that there shall be no more than an aggregate of
                     --------
60 separate Borrowings outstanding at any time.

          (c) Notice of Borrowing Irrevocable; Etc.  Each Notice of Borrowing
              ------------------------------------
shall be irrevocable and binding on the relevant Borrower, and such Borrower shall indemnify each Appropriate Lender against any loss, cost or expense incurred by such Lender as a result of such Borrower's failure to fulfill on or before the date specified in such Notice of Borrowing for such Borrowing the applicable conditions set forth in Article III, including, without limitation, any loss (including loss of anticipated profits, other than any amount thereof attributable to the Applicable Margin or Usage Fee, as the case may be, that would have been payable on or discounted from the Advances comprising such Borrowing), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund the Advance to be made by such Lender as part of such Borrowing when such Advance, as a result of such failure, is not made on such date.

          (d) Advances Made Available by Appropriate Agent.  Unless the
              --------------------------------------------
Appropriate Agent shall have received notice from an

Appropriate Lender prior to the date of any Borrowing under a Facility under which such Lender has a Commitment that such Lender will not make available to the Appropriate Agent such Lender's Pro Rata Share or Net Pro Rata Share, as the case may be, of such Borrowing, the Appropriate Agent may assume that such Lender has made such Pro Rata Share or Net Pro Rata Share, as the case may be, available to the Appropriate Agent on the date of such Borrowing in accordance with subsection (a) of this Section 2.02 and the Appropriate Agent may, in reliance upon such assumption, make available to the relevant Borrower on such date a corresponding amount. If and to the extent that such Lender shall not have so made such Pro Rata Share or Net Pro Rata Share, as the case may be, available to the Appropriate Agent, such Lender and such Borrower severally agree, but without duplication, to repay to the Appropriate Agent forthwith on demand (x) in the case of Facility A Advances and Facility C Advances in US Dollars, the principal amount of such Pro Rata Share together with interest thereon or (y) in the case of Facility B Advances and Facility C Advances in Australian Dollars, the amount of such Net Pro Rata Share, together with interest thereon, for each day from the date such amount is made available to such Borrower until the date such amount is repaid to the Appropriate Agent, at
(i) in the case of such Borrower, in the case of Facility A Borrowing or a Facility C Borrowing in US Dollars, the interest rate applicable at such time under clause (i) of Section 2.06(a) to Advances comprising such Borrowing and, in the case of a Facility B Borrowing or a Facility C Borrowing in Australian Dollars, the sum of the Australian Dollar Rate applicable to the discount of each Advance comprising such Borrowing plus the Applicable Margin relating thereto, and (ii) in the case of such Lender, the Appropriate Overnight Rate as determined for each day from the date such amount is made available to such Borrower until the date such amount is repaid by such Lender. If such Lender shall repay to the Appropriate Agent such corresponding amount, such amount so repaid shall constitute such Lender's Advance (which, in the case of a Facility B Lender or Facility C Lender, shall be a Bill Advance or Cash Advance determined by reference to such Lender's Notice of Election), as part of such Borrowing for purposes of this Agreement.

          (e) Lender Obligations.  The failure of any Lender to make the Advance
              ------------------
to be made by it as part of any Borrowing shall not relieve any other Lender of its obligation, if any, hereunder to make its Advance on the date of such Borrowing, but no Lender shall be responsible for the failure of any other Lender to make the Advance to be made by such other Lender on the date of any Borrowing.

          (f) Preparation of Bills, Etc.  (i) The Australian Dollar Borrower
              -------------------------
irrevocably authorizes and appoints the Australian Agent and each officer of the Australian Agent as its attorney to prepare, complete and execute for and on behalf of, and in the name of, such Borrower all Bills required by such Borrower for a Facility B Borrowing or a Facility C Borrowing in Australian Dollars. The Australian Dollar Borrower hereby agrees to ratify and confirm anything done or caused to be done by the Australian Agent pursuant to such power and authority granted by such Borrower in respect of any Bill; provided that any failure of
                                                 --------
the Australian Dollar Borrower to so ratify and confirm shall not affect the validity of any Bill prepared, completed and executed by the Australian Agent pursuant to such power and authority. The Australian Dollar Borrower and each Facility B Lender and Facility C Lender agree that the Australian Agent shall not be responsible for any loss or expense suffered by any Person as a result of any completion, preparation and execution of any Bill pursuant to this Section 2.02(f) or as a result of the Australian Agent's failure to effect any such completion, preparation and execution, except to the extent such loss or expense results from the gross negligence or willful misconduct of the Australian Agent.

          (ii) Each Bill in respect of a Bill Advance shall (A) be substantially in the form of Exhibit D with such changes therein as the Australian Agent may from time to time approve; (B) to the extent possible, have a Face Value Amount of A$500,000 or such other amount as required to reflect the Appropriate Lender's Pro Rata Share of such Borrowing; (C) be payable (so as to exclude days of grace for payment) on the last day of the designated Interest Period in respect of the requested Borrowing, which day shall be a Business Day prior to the Termination Date; (D) be drawn with (1) the Australian Dollar Borrower as drawer and the Appropriate Lender on whom it is drawn as acceptor such that such Lender will be the acceptor of a Bill or Bills having an aggregate Face Value Amount equal to such Lender's Pro Rata Share of the aggregate Face Value Amount of all Bill Advances and Cash Advances comprising such Borrowing; and (2) the Appropriate Lender as payee, or if such Lender, by notice to the Australian Agent and the Australian Dollar Borrower so requires, with the name of the payee left blank; and (E) be expressed to be payable at the Appropriate Lending Office of the Appropriate Lender or such other place in Sydney, Australia as such Lender may notify the Australian Agent and the Australian Dollar Borrower from time to time. To the extent the information specified in a Notice of Borrowing would result in a Bill or Bills being prepared and completed contrary to the foregoing, the Australian Agent may, after prior consultation with the Australian Dollar Borrower, modify such information to the extent necessary to cause such

Bill or Bills to be prepared and completed in accordance with the foregoing.

          (iii) The Australian Dollar Borrower acknowledges that, if the Australian Agent or a Facility B Lender or Facility C Lender, without actual notice to the contrary, relies on Bills that appear to have genuine signatures of officers of the Australian Dollar Borrower or signatures of officers of the Australian Agent on behalf of the Australian Dollar Borrower, then the Australian Agent or such Lender has no further duty to enquire as to the signatory's authority or any other matters in connection with execution of any Bill, and the indemnity in Section 9.04 will not be affected by any lack of authority, fraud or forgery by any Person, other than the Australian Agent or such Lender, as the case may be.

          (iv) The Australian Agent may, after prior consultation with the Australian Dollar Borrower, vary any of the times at or by which any thing is to be done under this Section 2.02(f) to ensure the effective operation of the procedures contemplated by this Section 2.02(f) and shall promptly notify each Appropriate Lender of any such variance. Any such variance will be binding on the Australian Dollar Borrower and each Appropriate Lender.

          (v) The Australian Agent and each Appropriate Lender must not use or deal with any Bill delivered to or prepared by it under this Section 2.02(f) except in accordance herewith.

          (vi) As between a Facility B Lender or Facility C Lender and the Australian Dollar Borrower, the Australian Dollar Borrower is primarily liable in respect of Bills accepted by such Lender for the purpose of making Facility B Advances or Facility C Advances in Australian Dollars, and, accordingly, the liability of the Australian Dollar Borrower with respect to any such Bill or Bills is not discharged if such Lender pays the Bill as acceptor or becomes the holder of the Bill at any time, whether before, on or after maturity thereof.

          (vii) The Australian Dollar Borrower, the Australian Agent and each Facility B Lender and Facility C Lender must observe the requirements of the Australian Bills of Exchange Act 1909 to ensure the validity of each Bill to which it is a party in respect of a Bill Advance.

          (g) Any Lender may designate an Affiliate to make any Advance hereunder instead of such Lender and, upon such designation, shall advise the Appropriate Agent of such Affiliate's Appropriate Lending Office. The Loan Parties agree that (i) in the event such Affiliate makes such Advance, all rights to payment under this Agreement in respect of such

Advance, including, without limitation, payments of principal, Face Value Amount, interest, increased costs, indemnities and similar amounts, shall inure to the benefit of such Affiliate, (ii) for purposes of the determination of the Available Facility A Commitment, Available Facility B Commitment and Available Facility C Commitment of such Lender, such Advance shall be considered to have been made by such Lender and (iii) such Affiliate shall be considered to be a "Lender" for purposes of Section 2.10 of this Agreement (but not, unless such Lender and such Affiliate enter into an Assignment and Acceptance in accordance with Section 9.07 of this Agreement, for any other purpose). Notwithstanding the foregoing provisions, in the event such Lender is entitled, on the effective date of such designation, to the benefits of a payment pursuant to Section 2.08 or subparagraph (a), (b) or (c) of Section 2.10 of this Agreement or to an indemnity or similar payment, such Affiliate shall be entitled to the same benefits of payment (in addition to any future benefits of payment that may arise with respect to such Affiliate) that would have been available to such Lender had such Lender not made such designation and then only to the extent the relevant amounts are incurred by such Affiliate.

          SECTION 2.03.  Repayment.  (a) Termination Date.  On the Termination
                         ---------       ----------------
Date, each Borrower shall repay to the Appropriate Agent for the account of the Appropriate Lenders the aggregate outstanding principal amount or aggregate Face Value Amount, as the case may be, of the Advances made to such Borrower, together with all accrued interest to the date of such repayment on the principal amount repaid and all fees and other amounts due and unpaid as at such date.

          (b) Repayment and Netting.  The Australian Dollar Borrower shall, not
              ---------------------
later than 11:00 A.M. (Sydney time) on the last Business Day of the Interest Period for any Facility B Borrowing or Facility C Borrowing in Australian Dollars, pay to the Australian Agent for the account of the Facility B Lenders or the Facility C Lenders, as the case may be, an amount equal to the aggregate Face Value Amount of all Bill Advances and Cash Advances comprising such Borrowing; provided, however, that, if a Facility B Borrowing or Facility C
           --------  -------
Borrowing in Australian Dollars is to be made on the last Business Day of such Interest Period, then, subject to the satisfaction of the conditions set forth in Section 3.02 with respect to such Borrowing, the Australian Dollar Borrower shall pay only an amount equal to (i) in the case of a Facility B Borrowing, the remainder (if positive) of (x) the aggregate Face Value Amount of all such Facility B Advances due and payable on such day (after deducting therefrom the amounts, if any, in respect of such Advances then on deposit with the Australian Agent pursuant to Section 2.05(d))
less (y) the aggregate Adjusted Face Value Amount of all Facility B Advances
----
comprising the Facility B Borrowing to be made on such day or (ii) in the case of a Facility C Borrowing in Australian Dollars, the remainder (if positive) of
(x) the aggregate Face Value Amount of all such Facility C Advances in Australian Dollars due and payable on such day (after deducting therefrom the amounts, if any, in respect of such Advances then on deposit with the Australian Agent pursuant to Section 2.05(d)) less (y) the aggregate Adjusted Face Value
                                   ----
Amount of all Facility C Advances in Australian Dollars comprising the Facility C Borrowing to be made on such day. Amounts repaid in respect of the Face Value Amount of Facility B Advances and Facility C Advances in Australian Dollars may be reborrowed in accordance with Sections 2.01(b) and 2.01(c), respectively.

          SECTION 2.04.  Reduction of the Commitments.  (a) Optional Commitment
                         ----------------------------       -------------------
Reduction.  (i) TNCL may, upon at least three Business Days' written notice to
---------
the Administrative Agent, terminate in whole or reduce in part the Available Facility A Commitments, the Available Facility B Commitments and the Available Facility C Commitments, ratably according to the proportion of the Original Dollar Equivalent of each Facility to the Original Dollar Equivalent amounts of the Facilities (as all such amounts shall be determined on the Business Day such reduction is made); provided, however, that each partial reduction of the
                    --------  -------
Facilities shall be in an aggregate Dollar Equivalent amount, as determined on the day of such reduction, of US$25,000,000 or an integral multiple of US$5,000,000 in excess thereof (the amount of each such reduction of a Facility being its "Optional Reduction Amount").
           -------------------------

          (b) Upon each reduction of a Facility pursuant to this Section 2.04, the Commitment of each Appropriate Lender under such Facility shall be reduced by such Lender's Pro Rata Share of the amount by which such Facility is reduced. On the Termination Date, the Commitments of the Lenders shall reduce to zero.

          SECTION 2.05.  Prepayments.  (a) Optional Prepayments.  Each Borrower
                         -----------       -------- -----------
may, upon at least three Business Days' notice to the Administrative Agent and, in the case of Advances outstanding in Australian Dollars, the Australian Agent stating the proposed date and aggregate principal amount, in the case of Facility A Advances or Facility C Advances in US Dollars, or Face Value Amount, in the case of Facility B Advances or Facility C Advances in Australian Dollars, of the prepayment and the Facility to which such prepayment is to be applied, and if such notice is given such Borrower shall, prepay the outstanding principal amount of the Advances under such Facility comprising part of the same Borrowing in whole or in part among such Advances according to each Appropriate Lender's Pro Rata Share of such Borrowing; provided,
                                                               --------
however, that (A) each partial prepayment of Advances made in US Dollars shall
-------
be in an aggregate principal amount of US$25,000,000 or an integral multiple of US$5,000,000 in excess thereof, (B) each partial prepayment of Advances made in Sterling shall be in an aggregate principal amount of (Pounds)10,000,000 and in an integral multiple of (Pounds)5,000,000 in excess thereof and (C) each partial prepayment of Advances made in Australian Dollars shall be in an aggregate Face Value Amount of A$20,000,000 or an integral multiple of A$5,000,000 in excess thereof; and provided further that in the case of any such prepayment in respect
             -------- -------
of Facility B Advances or Facility C Advances in Australian Dollars, such prepayment shall be applied in accordance with Section 2.05(d).

          (b) Mandatory Prepayments.  (i) Facility A and Facility C Prepayments.
              ---------------------       -------------------------------------
(A) The Facility A Borrowers shall, on the last day of each Interest Period relating to each Facility A Borrowing, prepay an aggregate principal amount of the Facility A Advances then outstanding equal to the amount, if any, by which the Dollar Equivalent amount of all Facility A Advances then outstanding exceeds the amount of Facility A at such time and (B) the Facility C Borrowers shall on the last day of each Interest Period relating to each Facility C Borrowing in US Dollars prepay an amount equal to the sum of the Dollar Equivalent of the aggregate outstanding Face Value Amount of the Facility C Advances in Australian Dollars plus the aggregate principal amount outstanding of all Facility C
        ----
Advances in US Dollars to the extent that such amount exceeds the amount of Facility C at such time, provided that the amount of such prepayment, if any, of
                         --------
Facility C Advances in Australian Dollars shall be applied in accordance with
Section 2.05(d). The aggregate principal or Face Value Amount amount of Facility A Advances in Sterling and Facility C Advances in Australian Dollars shall be determined based on the Dollar Equivalent of the outstanding Advances in Sterling and the Dollar Equivalent of the Face Value Amount of the outstanding Advances in Australian Dollars, respectively, on the third Business Day prior to the last day of each Interest Period.

          (ii)   Prepayment Upon Facility Reduction.  Upon any optional
                 ----------------------------------
reduction of Facility A, Facility B or Facility C pursuant to Section 2.04(a),
(A) the Facility A Borrowers shall prepay an aggregate principal amount of the Facility A Advances then outstanding equal to the amount, if any, by which the Dollar Equivalent amount of such outstanding Advances exceeds Facility A after giving effect to such reduction, (B) the Australian Dollar Borrower shall prepay an aggregate Face Value Amount of the Facility B Advances then outstanding equal to the amount, if any, by which the aggregate Face Value Amount of such Facility B Advances exceed Facility B after giving effect to such reduction and (C) the Facility C Borrowers shall prepay an amount equal to the Dollar Equivalent of the sum of the aggregate outstanding Face Value Amount of the Facility C Advances in Australian Dollars plus the aggregate principal amount outstanding of all
                   ----
Facility C Advances in US Dollars to the extent that such amount exceeds Facility C after giving effect to such reduction; provided that, in the case of
                                                  --------
prepayments of Facility B Borrowings and Facility C Borrowings under clauses (B) and (C), the amount of such prepayment, if any, shall be applied in accordance with Section 2.05(d). The aggregate principal or Face Value Amount amount of Facility A Advances in Sterling and Facility C Advances in Australian Dollars shall be determined by reference to the Dollar Equivalent of the outstanding Advances in Sterling and the Dollar Equivalent of the Face Value Amount of the outstanding Advances in Australian Dollars, respectively, on the third Business Day prior to the date of each such reduction of the Facilities.

          (iii) Minimum Outstanding Advances.  On each date on which the
                ----------------------------
aggregate unpaid principal amount of Facility A Advances comprising any Facility A Borrowing, or the aggregate unpaid principal amount of Facility C Advances in US Dollars comprising any Facility C Borrowing in US Dollars, shall be reduced, by payment or prepayment or otherwise, to less than US$25,000,000 or (Pounds)10,000,000, as the case may be, such Facility A Advances or Facility C Advances, as the case may be, shall be prepaid in full.

          (c)   Prepayments Made with Accrued Interest.  All prepayments under
                --------------------------------------
this Section 2.05 in respect of Facility A Advances and Facility C Advances in US Dollars shall be made together with accrued interest to the date of such prepayment on the principal amount prepaid.

          (d)   Prepayments in Respect of Facility B and Facility C.  The
                ---------------------------------------------------
apportionment between Facility C Advances made in Australian Dollars and Facility C Advances made in US Dollars for the purposes of making the amount of any optional or mandatory prepayment of Facility C Advances pursuant to this
Section 2.05, if any, shall be at the discretion of the relevant Borrower. In the case of all amounts in respect of any optional or mandatory prepayment that are required to be applied to Facility B Advances or to Facility C Advances made in Australian Dollars all such prepayment amounts shall be deposited to an interest bearing account of the Australian Agent and shall be paid in Australian Dollars to the Australian Agent and shall be paid by the Australian Agent to the Facility B Lenders or

Facility C Lenders, as the case may be, to pay the aggregate Face Value Amount of their Bill Advances and Cash Advances in Australian Dollars then outstanding on the last day of each successive Interest Period in respect thereof until all such amounts held therefor have been repaid. Any interest actually earned on such deposits shall be paid by the Australian Agent to the Australian Dollar Borrower monthly in arrears or, if sooner, upon the prepayment or repayment of all amounts (other than such interest that is needed to effect such prepayment or repayment) held in such deposit account.

          SECTION 2.06.  Interest; Interest Rate Determination.  (a) Ordinary
                         -------------------------------------       --------
Interest.  (i) Each Facility A Borrower and each Facility C Borrower (other than
--------
the Australian Dollar Borrower) shall pay interest on the unpaid principal amount of each Facility A Advance or Facility C Advance in US Dollars, as the case may be, made to it from the date of such Advance until such principal amount shall be paid in full, at the following rates per annum:

          (A) If such Advance is made in US Dollars, at a rate per annum equal at all times during each Interest Period for such Advance to the sum of (x) the Dollar LIBOR for such Interest Period for such Advance plus (y) the
                                                                ----
     Applicable Margin in effect on the first day of such Interest Period, payable in arrears on the last day of such Interest Period and, if such Interest Period has a duration of more than three months, on each day that occurs during such Interest Period that is three months from the first day of such Interest Period.

          (B) If such Advance is made in Sterling, at a rate per annum equal at all times during each Interest Period for such Advance to the sum of (x) the Sterling LIBOR for such Interest Period for such Advance plus (y) the
                                                                  ----
     Applicable Margin in effect on the first day of such Interest Period, payable in arrears on the last day of such Interest Period and, if such Interest Period has a duration of more than six months, on each day that occurs during such Interest Period that is six months from the first day of such Interest Period.

          (ii) Subject to Section 2.06(b), no interest shall be payable in respect of a Bill Advance. Without prejudice to Section 2.06(b), the Australian Dollar Borrower shall pay interest on each Cash Advance made in Australian Dollars by making payment, pursuant to Section 2.03(b), of the Face Value Amount of such Cash Advance on the last day of the Interest Period relating thereto.

          (b) Default Interest.  Upon either any failure by any Loan Party to
              ----------------
make any payment under this Agreement on the date when due or the occurrence and during the continuance of an Event of Default described under Section 6.01(f), each of the Borrowers shall pay interest on (i) the unpaid principal amount of each Facility A Advance and Facility C Advance in US Dollars made to such Borrower payable in arrears on the dates referred to in clause (i)(A) or (B) or, in the case of Advances in Australian Dollars to the Australian Dollar Borrower, if not yet due, on the Face Value Amount thereof, in each case on the last day of the Interest Period applicable thereto, and in each case on demand (A) at a rate per annum equal at all times to 2% per annum above the rate per annum then required to be paid on such Advance pursuant to clause (i)(A) or (B), as the case may be, of Section 2.06(a), in the case of Facility A Advances and Facility C Advances in US Dollars, and (B) at a rate per annum equal at all times to 2% per annum of the Face Value Amount thereof in the case of Facility B Advances and Facility C Advances in Australian Dollars, and (ii) the amount of any interest, fees or other amounts payable hereunder, including, without limitation, the Face Value Amount of Facility B Advances and Facility C Advances in Australian Dollars, that is not paid when due, from the date such amount shall be due until such amount shall be paid in full, payable in arrears on the date such amount shall be paid in full and on demand, at a rate per annum equal at all times to 2% per annum above (A) in the case of Facility A Advances and Facility C Advances in US Dollars, the Applicable Margin plus the average
                                                         ----
(rounded upward to the nearest whole multiple of 1/32 of 1% per annum, if such average is not such a multiple) of the rate per annum at which deposits in US Dollars, in the case of such amounts payable in US Dollars or Sterling, in the case of such amounts payable in Sterling, are offered by each of the Dollar Reference Lenders or Sterling Reference Lenders, respectively, to prime banks in the London interbank market for such period and in an amount substantially equal to such overdue amount owed to such Dollar Reference Lender or Sterling Reference Lender, as the case may be, such rate to be determined from time to time by the Administrative Agent as provided in Section 2.06(a) as though such period selected by the Administrative Agent were an Interest Period and (B) in the case of Facility B Advances and Facility C Advances in Australian Dollars, the Applicable Margin plus the Australian Dollar Reference Rate determined for
                      ----
each day payment was due or the occurrence of the Section 6.01(f) Event of Default, as the case may be, until the date of payment thereof. If, in the case of Facility A Advances and Facility C Advances in US Dollars, the Administrative Agent receives notice from three or more Dollar Reference Lenders or Sterling Reference Lenders, as the case may be, that deposits in US Dollars or Sterling, as the case may be, are not being offered by them to prime banks in the London interbank market, for the applicable period or in the applicable amounts, then the rate under clause (i)(A) of the preceding sentence shall be 2% per annum above the cost to each Lender (as certified by such Lender and submitted to TNCL) of obtaining, from time to time, alternative funds for such period in the amount equal to such overdue amount owed to such Lender.

          SECTION 2.07.  Fees.  (a) Commitment Fee.  TNCL shall pay to the
                         ----       --------------
Appropriate Agent for the account of the Appropriate Lenders a commitment fee (the "Commitment Fee") on the average daily unused portion of each Facility A
      --------------
Lender's Available Facility A Commitment, each Facility B Lender's Available Facility B Commitment and each Facility C Lender's Available Facility C Commitment, which, in the case of Facility A and Facility C, shall be calculated using the Dollar Equivalent of Sterling or Australian Dollars, as the case may be, in respect of outstanding Advances in Sterling or Australian Dollars, respectively, as determined on the fifth Business Day prior to the initial Borrowing and thereafter on the fifth Business Day prior to the last Business Day of the quarter, from the date hereof in the case of each Bank and from the effective date specified in the Assignment and Acceptance pursuant to which it became a Lender in the case of each other Lender until the Termination Date at the rate set forth below opposite the ratings on NAHI Public Debt given by S&P and Moody's, with the lower of such ratings to be determinative of the fee, provided that, if there is at least one rating of NAHI Public Debt from either
--------
S&P or Moody's that is categorized by such rating agency as an "investment grade" rating, then in the case of a "split" rating (including numerical modifiers and (+) or (-) as ratings), the fee at such time shall be based on the higher rating:

                                           Rate Per
         S&P               Moody's          Annum
         ------------------------------------------

         BB or lower       Ba2 or lower    .3750%
         BB+               Ba1             .2250%
         BBB-              Baa3            .1500%
         BBB               Baa2            .1200%
         BBB+ or higher    Baa1 or higher  .1000%

In the event that the foregoing ratings change during the quarter, the Commitment Fee shall be determined based on the rate obtained by dividing (a) the sum of the products of each rate per annum applicable during such quarter times the average daily unused portion of each Facility A Lender's Available
-----
Facility A Commitment, each Facility B Lender's Available Facility B Commitment and each Facility C Lender's Available Facility C Commitment, as the case may be, by (b) each such average daily unused portion of the relevant Commitment. The Commitment Fee shall be payable in arrears on the date of the initial Borrowing hereunder, and thereafter quarterly on the last Business Day of each March, June, September and December, commencing June 30, 1993, and on the Termination Date; provided, however, that any Commitment Fee accrued with
                  --------  -------
respect to any of the Commitments of a Defaulting Lender during the period prior to the time such Lender became a Defaulting Lender and unpaid at such time shall not be payable by TNCL so long as such Lender shall be a Defaulting Lender except to the extent that such Commitment Fee shall otherwise have been due and payable by TNCL prior to such time; and provided further that no Commitment Fee
                                        -------- -------
shall accrue on any of the Commitments of a Defaulting Lender so long as such Lender shall be a Defaulting Lender.

         (b) Administrative Agent.  TNCL shall pay to the Administrative Agent
             --------------------
for its own account such annual fees as agreed between TNCL and the Administrative Agent in the letter dated April 18, 1994.

         SECTION 2.08.  Increased Costs, Illegality, Substitute Rates, Etc.  (a)
                        --------------------------------------------------
If, due to either (i) the introduction of or any change (other than any change by way of imposition or increase of reserve requirements included in the Dollar LIBOR Reserve Percentage) in or in the interpretation of any law or regulation which change or interpretation is issued after the date hereof or (ii) the compliance with any official directive, guideline or request from any central bank or other governmental authority (whether or not having the force of law) issued after the date hereof or any change in the interpretation or administration of any such official directive, guideline or request, there shall be any increase in the cost (except to the extent any increase in the cost is due to the effect of any Taxes or Other Taxes, or is included in the computation of the Sterling Associated Costs Rate for a Sterling LIBOR Advance made, funded or maintained by any Facility A Lender), to any Lender of agreeing to make or of making, funding or maintaining Advances, or performing any of its other obligations under or in relation to this Agreement, then TNCL shall from time to time, upon demand by such Lender (with a copy of such demand to the Administrative Agent), pay to the Administrative Agent for the account of such Lender additional amounts sufficient to compensate such Lender for such increased cost. A certificate as to the amount of such increased cost, submitted to TNCL by such Lender, shall be conclusive and binding for all purposes, absent manifest error.

         (b) If any Lender determines that compliance with any law or regulation or any official directive, guideline or request from any central bank or other governmental authority (whether or not having the force of law) issued after the date hereof affects or would affect the amount of capital required or expected to be maintained by such Lender or any corporation controlling such Lender and that the amount of such capital is increased by or based upon the existence of such Lender's commitment to lend or discount Bills hereunder and other commitments of such type, then, upon demand by such Lender (with a copy of such demand to the Administrative Agent), TNCL shall pay to the Administrative Agent for the account of such Lender, from time to time as specified by such Lender, additional amounts sufficient to compensate such Lender in the light of such circumstances, to the extent that such Lender reasonably determines such increase in capital to be allocable to the existence of such Lender's commitment to lend hereunder. A certificate as to such amounts submitted to TNCL by such Lender shall be conclusive and binding for all purposes, absent manifest error.

         (c) (i) If, on or before any date on which Dollar LIBOR or Sterling LIBOR is to be determined,

          (A) the introduction of or any change in or in the interpretation of any law or regulation shall make it unlawful, or any central bank or other governmental authority shall assert that it is unlawful for any Facility A Lender or Facility C Lender or its Appropriate Lending Office to perform its obligations hereunder to make Facility A Advances or Facility C Advances in US Dollars, respectively, or to continue to fund or maintain Facility A Advances or Facility C Advances in US Dollars, respectively, hereunder;

          (B) (x) Facility A Lenders owed at least 60% of the then aggregate unpaid principal amount outstanding of the Facility A Advances notify the Administrative Agent that the Dollar LIBOR or the Sterling LIBOR for any Interest Period will not adequately reflect the cost to such Lenders of making, funding or maintaining their Facility A Advances in US Dollars or Sterling, respectively, for such Interest Period or (y) the Facility C Lenders owed at least 60% of the then aggregate unpaid principal amount outstanding of the Facility C Advances in US Dollars notify the

     Administrative Agent that the Dollar LIBOR for any Interest Period will not adequately reflect the cost to such Lenders of making, funding or maintaining their Facility C Advances in US Dollars for such Interest Period; or

          (C) the Administrative Agent receives notice from three or more Dollar Reference Lenders or Sterling Reference Lenders, as the case may be, that deposits in US Dollars or Sterling, respectively, are not being offered by such Dollar Reference Lenders or Sterling Reference Lenders, as the case may be, to prime banks in the London interbank market for a period equal to the applicable Interest Period or in the applicable amounts;

then the Administrative Agent shall forthwith give notice of such event to TNCL and each Facility A Lender and, in the case of Dollar LIBOR, each Facility C Lender. Within 15 days following the date of any such notice by the Administrative Agent, the Administrative Agent (after consultation with each Appropriate Lender) and TNCL shall enter into negotiations in good faith with a view to agreeing to an alternative basis acceptable to TNCL and (x) in the case of any event described in clause (A), (B) or (C) with respect to Dollar LIBOR, the Facility A Lenders and the Facility C Lenders (the "Required Facility A
                                                        -------------------
Lenders" and the "Required Facility C Lenders", respectively) holding at least
-------           ---------------------------
60% of the Facility A Commitments or Facility C Commitments, as the case may be, at such time and (y) in the case of any event described in subclause (A), (B) or
(C) of clause (i) with respect to Sterling LIBOR, the Required Facility A Lenders for determining the substitute rate (the "Substitute Rate") of interest
                                                  ---------------
that shall be applicable during such Interest Period to the Advances to which such Interest Period applies and which shall reflect the cost to the Facility A Lenders and Facility C Lenders (as agreed upon by the Required Facility A Lenders or the Required Facility C Lenders, as the case may be), in the case of Dollar LIBOR or to the Facility A Lenders (as agreed upon by the Required Facility A Lenders) in the case of Sterling LIBOR, of funding such Advances for such Interest Period from alternative sources plus the Applicable Margin
                                              ----
otherwise applicable to such Advances at such time; provided that, in each case,
                                                    --------
if any such Lender shall be a Defaulting Lender at such time, there shall be excluded from the determination of "Required Facility A Lenders" or "Required Facility C Lenders", as the case may be, at such time the aggregate Commitments of such Lender at such time. If, at the expiration of 20 days from the giving of such notice by the Administrative Agent, the Administrative Agent and TNCL have agreed to such Substitute Rate, such Substitute Rate shall take effect with respect to such Interest Period from the beginning of such Interest Period.

          (ii) If, at the expiration of 20 days from the giving of any notice by the Administrative Agent provided for in subsection (i) of this Section 2.08(c), the Administrative Agent and TNCL shall not have agreed to any Substitute Rate, the Administrative Agent shall (after consultation with each Facility A Lender and, in the case of Dollar LIBOR, each Facility C Lender) give notice to TNCL of that rate of interest (as agreed upon by the Required Facility A Lenders or Required Facility C Lenders, as the case may be), for the applicable Interest Period at which such Lenders are prepared to lend an amount equal to the then unpaid amount of the Advances to which such Interest Period applies. Such notice shall set forth the computations made by the Administrative Agent in determining such rate of interest, which computations shall reflect the cost to each such Lender of funding for such Interest Period said Advances from alternative sources plus the Applicable Margin for Dollar LIBOR and Sterling
                    ----
LIBOR Advances. TNCL may, within ten days after the giving of any such notice by the Administrative Agent, give notice (the giving of which shall be irrevocable) to the Administrative Agent of its election to prepay such Advances in full on a date which shall be specified in such notice and which shall be a Business Day not less than seven nor more than 20 days after the date of such notice by TNCL to prepay such outstanding Advances. TNCL shall be obligated to pay on such date of prepayment the unpaid principal amount of such Advances to which such Interest Period applies, together with (x) an amount equal to the cost to such Lender of funding such Advance for the period from the last interest payment date applicable to such Advance to the date of prepayment pursuant to this subsection (ii) plus the Applicable Margin and (y) any other amounts required
                ----
hereunder (all such amounts as determined by such Lender and notified by the Administrative Agent to TNCL). If TNCL does not so elect to prepay such Advances, the rate of interest applicable to each such Advance in respect of such Interest Period shall be the rate as determined pursuant to the first sentence of this subsection (ii), and the Administrative Agent shall then promptly notify TNCL and each such Lender to such effect. Until agreement is reached among TNCL and the Facility A Lenders or the Facility C Lenders, as the case may be, pursuant to this Section 2.08(c), the obligation of such Lenders to make Advances in US Dollars or Sterling, as the case may be, shall be suspended.

          (iii) If, on or before any date on which the Australian Dollar Rate is to be determined, the introduction of or any change in or in the interpretation of any law or regulation shall make it unlawful, or any central bank or other governmental authority shall assert that it is unlawful for any Facility B Lender or Facility C Lender or its Appropriate Lending Office to perform its obligations hereunder to make Facility B Advances or Facility C Advances in Australian Dollars, respectively, on such date, then the obligation of such Lenders to make Advances in Australian Dollars on such date shall be suspended.

          (d) Upon any Lender making a demand to TNCL for the payment of any amounts pursuant to subsection (a), (b) or (c) of this Section 2.08, TNCL may demand that such Lender assign and transfer or novate all or a portion of its rights and obligations under this Agreement in accordance with Section 9.07; provided that if, upon such demand by TNCL, such Lender elects to waive such
--------
demand hereunder, TNCL's demand for such Lender to assign and transfer or novate shall thereupon be deemed withdrawn.

          (e) In the event a Lender is entitled, on the effective date of an Assignment and Acceptance, to the benefits of a payment pursuant to this Section 2.08, the assignee or novatee of such Lender under such Assignment and Acceptance shall be entitled to the same benefits of payment (in addition to any future benefits of payment that may arise with respect to such assignee or novatee) that would have been available to such Lender had such Lender not entered into the related Assignment and Acceptance with such assignee or novatee and then only to the extent the relevant costs are incurred by such assignee or novatee.

          SECTION 2.09.  Payments and Computations.  (a) Each Loan Party shall
                         -------------------------
make each payment required to be made by it hereunder, (i) in the case of an Advance or part thereof, in the currency in which such Advance is denominated at the time such Advance was made, (ii) in the case of interest, in the currency in which the Advance on which such interest is payable is denominated, and (iii) in the case of fees, costs and expenses, in the currency in which the same were incurred.

          (b) Each Loan Party shall make each payment hereunder not later than
(i) in the case of a payment amount denominated in US Dollars, 11:00 A.M. (New York City time), (ii) in the case of a payment amount denominated in Sterling, 11:00 A.M. (London time) or (iii) in the case of a payment amount denominated in Australian Dollars, 11:00 A.M. (Sydney time), in each case to the Appropriate Agent at the Appropriate Agent's Account in same day funds.

          (c) The Appropriate Agent will promptly after the receipt of a payment by a Loan Party cause like funds to be distributed (i) if such payment by TNCL or such Borrower is in respect of principal, Face Value Amount, interest, fees or any other Obligation then payable hereunder to the Lenders under any

Facility, to the Appropriate Lenders for the account of their respective Appropriate Lending Offices ratably (based on the proportion of (A) the Dollar Equivalent amount of such Obligations due and payable to such Lender at such time to (B) the Dollar Equivalent amount of the Obligations due and payable to the Appropriate Lenders at such time) and (ii) if such payment by a Loan Party is in respect of any Obligation then payable hereunder to one Lender, to such Lender for the account of its Appropriate Lending Office, in each case to be applied in accordance with the terms of this Agreement. Upon the Administrative Agent's acceptance of an Assignment and Acceptance and recording of the information contained therein in the Register pursuant to Section 9.07(c), from and after the effective date of such Assignment and Acceptance (or, in the case of a novation, such later date as may be set forth therein), the Appropriate Agent shall make all payments hereunder in respect of the interest assigned or novated thereby to the Lender assignee or novatee thereunder, and the parties to such Assignment and Acceptance shall, to the extent that the Assignment and Acceptance so requires, make all appropriate adjustments in such payments for periods prior to such effective date directly between themselves.

          (d) (i) All computations of interest and fees shall be made by the Appropriate Agent on the basis of a year of 360 days, in the case of amounts payable in US Dollars, or 365 days, in the case of amounts payable in Sterling or in Australian Dollars, in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest or fees are payable.

          (ii) Each determination by an Appropriate Agent of a rate of interest or discount, fee or other amount hereunder shall be conclusive and binding for all purposes, absent manifest error.

          (e) Whenever any payment hereunder shall be stated to be due on a day other than a Business Day, such payment shall be made (i) on the immediately preceding day, in the case of Advances in Sterling, or (ii) on the next succeeding Business Day, in the case of Advances in US Dollars or Australian Dollars (and such extension of time shall in such case be included in the computation of payment of interest or fees, as the case may be), provided that,
                                                                 --------
if such extension would cause payment of interest on or principal of Facility A Advances or Facility C Advances in US Dollars, or the Face Value Amount of Facility B Advances or Facility C Advances in Australian Dollars, as the case may be, to be made in the next following calendar month, such payment shall be made on the immediately preceding Business Day.

          (f) Unless the Appropriate Agent shall have received notice from a Loan Party prior to the date on which any payment is due to any Lender hereunder that such Loan Party will not make such payment in full, the Appropriate Agent may assume that such Loan Party has made such payment in full to the Appropriate Agent on such date and the Appropriate Agent may, in reliance upon such assumption, cause to be distributed to each such Lender on such due date an amount equal to the amount then due to such Lender. If and to the extent such Loan Party shall not have so made such payment in full to the Appropriate Agent, each such Lender shall repay to the Appropriate Agent forthwith on demand such amount distributed to such Lender together with interest thereon, for each day from the date such amount is distributed to such Lender until the date such Lender repays such amount to the Appropriate Agent, at the Appropriate Overnight Rate.

          (g) If an Appropriate Agent receives funds for application to the Obligations under this Agreement under circumstances for which this Agreement does not specify the Advances or the Facility to which, or the manner in which, such funds are to be applied, then, if TNCL fails to promptly provide such direction upon the request of the Appropriate Agent, the Appropriate Agent may, but shall not be obligated to, elect to distribute such funds to each Lender in accordance with its ratable share (based on the proportion of (A) the Dollar Equivalent amount of such Obligations owing to such Lender at such time to (B) the Original Dollar Equivalent of the aggregate amount of the Obligations owing to the Lenders at such time), in repayment or prepayment of such of the outstanding Advances or other Obligations owed to such Lender, and for application to such scheduled reductions, as the Appropriate Agent shall direct.

          (h) To the extent that an Appropriate Agent receives funds for application to the Obligations under this Agreement in currencies other than the currencies required to enable the Appropriate Agent to distribute funds to the Lenders in accordance with this Section 2.09, the Appropriate Agent shall be entitled to convert or exchange such currencies into US Dollars, Sterling or Australian Dollars, as the case may be, to the extent necessary to enable the Appropriate Agent to distribute such funds in accordance with this Section 2.09; provided that each of the Loan Parties and the Lenders agrees that the
--------
Appropriate Agent shall not be responsible for any loss or expense suffered by any such Person as a result of any of the currency or exchange conversions effected pursuant hereto or as a result of the Appropriate Agent's failure to effect any such conversions or exchanges, except to the extent such loss or expense results from the gross negligence or willful misconduct of the Appropriate Agent.

          SECTION 2.10.  Taxes.  (a) Payments Free of Withholdings; Gross-Up.
                         -----       ---------------------------------------
Except as otherwise provided in this Section 2.10, any and all payments by each Loan Party hereunder shall be made free and clear of and without deduction for any and all present or future Taxes, excluding, in the case of each
                                     ---------
Lender and each Appropriate Agent, respectively, Taxes imposed on its overall net income (other than any such Taxes which are deductible or payable at the source and which are calculated on or by reference to the gross amount of any payment (without allowance for any deduction) derived by a Lender or the Appropriate Agent under this Agreement) and franchise taxes imposed on it by the jurisdiction under the laws of which such Lender or the Appropriate Agent (as the case may be) is organized (or any political subdivision thereof) and, in the case of each Lender, Taxes imposed on its overall net income (other than any such Taxes which are deductible or payable at the source and which are calculated on or by reference to the gross amount of any payment (without allowance for any deduction) derived by a Lender under this Agreement) and franchise taxes imposed on it by the jurisdiction of such Lender's Appropriate Lending Office (or any political subdivision thereof) (all such non-excluded Taxes being hereinafter referred to as "Non-Excluded Taxes"). If a Loan Party
                                        ------------------
shall be required by law to deduct any Non-Excluded Taxes from or in respect of any sum payable hereunder to any Lender or either Appropriate Agent, (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.10) and after payment of any Non-Excluded Taxes in respect of such additional sums such Lender or the Appropriate Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) such Loan Party shall make such deductions and (iii) such Loan Party shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

          (b) Other Taxes.  In addition, each Loan Party shall pay any present
              -----------
or future financial institutions duty, debits tax, stamp, documentary, excise, property or similar taxes, charges or levies that arise from any payment made hereunder by such Loan Party or from the execution, delivery, performance, release, discharge, amendment, enforcement, attempted enforcement or registration of, or otherwise with respect to, this Agreement, any agreement or document (including, without limitation, any Bill) entered into or signed under this Agreement or any transaction contemplated by this Agreement (hereinafter referred to as "Other Taxes").
                -----------

          (c)   Tax Indemnity.  (i) Generally.  Each Loan Party shall indemnify
                -------------       ---------
each Lender and each Appropriate Agent for the full amount of Non-Excluded Taxes and Other Taxes paid by such Lender or the Appropriate Agent (as the case may be) in respect of either this Agreement or payments made by such Loan Party hereunder and any liability (including additions to tax and expenses) arising therefrom or with respect thereto.

          (ii)  Non-Excluded Taxes Indemnity Limitation.  With respect to each
                ---------------------------------------
payment under this Agreement, the amount of Non-Excluded Taxes due pursuant to subparagraph (c)(i) of this Section 2.10 shall only be payable to the extent such amount exceeds the amount of Non-Excluded Taxes paid by the applicable Loan Party pursuant to subparagraph (a) of this Section 2.10 with respect to such payment.

          (iii) Tax Recovery Cooperation.  The indemnification pursuant to this
                ------------------------
subparagraph (c) shall be made whether or not the Non-Excluded Taxes or Other Taxes were correctly or legally asserted; provided, however, that the applicable
                                          --------  -------
Lender or the Appropriate Agent (as the case may be) shall reasonably assist (consistent with its preexisting internal policies applied on a nondiscriminatory basis and legal and regulatory restrictions) such Loan Party to recover the amounts paid pursuant to this subparagraph (c) from the relevant taxation authority.

          (iv)  Indemnification Period.  The indemnification pursuant to this
                ----------------------
subparagraph (c) shall be made within 30 days from the date the applicable Lender or the Appropriate Agent (as the case may be) makes written demand therefor.

          (d)   Tax Receipts.  Within 30 days after the date of any payment of
                ------------
Non-Excluded Taxes or Other Taxes, the applicable Loan Party shall furnish to each Appropriate Agent, at its address referred to in Section 9.02, the original or a certified copy of a receipt evidencing payment thereof, to the extent such a receipt is issued therefor.

          (e)   U.S. Facility A/C Borrowers.  (i) Forms.  (A) With respect to
                ---------------------------       -----
each U.S. Facility A/C Borrower, each Non-U.S. Facility A/C Lender shall, on or prior to the date of its execution and delivery of this Agreement in the case of each such Non-U.S. Facility A/C Lender which is a signatory of this Agreement, and on the date of the Assignment and Acceptance pursuant to which it became a Lender in the case of each such Non-U.S. Facility A/C Lender which is not a signatory of this Agreement, and from time to time thereafter if reasonably requested in writing by the Administrative Agent or the applicable U.S. Facility A/C Borrower (but only so long thereafter as such Non-U.S. Facility A/C Lender remains lawfully able to do so), provide the Administrative Agent and the applicable U.S. Facility A/C Borrower with IRS Form W-8, Form 1001 or Form 4224, as appropriate, or any successor form prescribed by the IRS, indicating that such Non-U.S. Facility A/C Lender is entitled to a complete or partial exemption from withholding on all interest to be received by such Non-U.S. Facility A/C Lender under this Agreement.

          (B) If the form provided by a Non-U.S. Facility A/C Lender at the time such Non-U.S. Facility A/C Lender first becomes a party to this Agreement indicates a United States interest withholding tax rate in excess of zero, withholding tax at such rate shall be considered excluded from Non-Excluded Taxes unless and until such Non-U.S. Facility A/C Lender provides the appropriate form certifying that a lesser rate applies, whereupon withholding tax only at such lesser rate shall be considered excluded from Non-Excluded Taxes for periods governed by such form.

          (C) If any form or document referred to in this subparagraph (e) requires the disclosure of information, other than information necessary to compute the tax payable and information required on the date hereof by IRS Form W-8, Form 1001 or Form 4224, that a Non-U.S. Facility A/C Lender reasonably considers to be confidential, such Non-U.S. Facility A/C Lender shall give notice thereof to the applicable U.S. Facility A/C Borrower and shall not be obligated to include in such form or document such confidential information. Within 30 days of receipt by the applicable Borrower of such notice, TNCL may, in the event TNCL reasonably determines that such IRS form is so incomplete that an increase in interest withholding tax would be required, demand that such Lender assign and transfer or novate all or a portion of its rights and obligations under this Agreement in accordance with Section 9.07; provided that
                                                                  --------
if, upon such demand by TNCL, such Lender elects to waive its right to demand or entitlement to the benefits hereunder in respect of such increase in interest withholding tax, TNCL's demand for such Lender to assign and transfer or novate shall thereupon be deemed withdrawn.

          (ii)   Withdrawn Forms, etc.  For any period with respect to which a
                 --------------------
Non-U.S. Facility A/C Lender has failed to provide a U.S. Facility A/C Borrower with the appropriate form described in subparagraph (e)(i) of this Section 2.10 or is required to withdraw or cancel any such form previously submitted (other
                                                                         -----
than if such failure, withdrawal or cancellation is due to a change in
----
applicable law, regulation or treaty, or in any official application or interpretation thereof, occurring after the date on which such form originally was required to be provided or if such form otherwise is not required under subparagraph (e)(i)), such Non-U.S. Facility A/C Lender shall not be entitled to gross-up payments under subparagraph (a) or indemnity payments under subparagraph (c) of this Section 2.10 with respect to Non-Excluded Taxes imposed by the United States; provided, however, that should
                                                 --------  -------
a Non-U.S. Facility A/C Lender become subject to Non-Excluded Taxes because of its failure to deliver a form required hereunder or be required to withdraw or cancel any such form previously submitted, such U.S. Facility A/C Borrower shall take such steps as such Non-U.S. Facility A/C Lender shall reasonably request to assist such Non-U.S. Facility A/C Lender (consistent with its preexisting internal policies applied on a nondiscriminatory basis and legal and regulatory obligations) to recover such Non-Excluded Taxes.

          (f) U.K. Facility A Borrowers.  (i) No Facility A Borrower
              -------------------------
incorporated or resident for tax purposes in the United Kingdom or which receives an Advance in respect of a fixed place of business in the United Kingdom (the "U.K. Borrower") will be obligated, subject to the provisions of
              -------------
subparagraph (h) of this Section 2.10, to increase any payment to or indemnify any Facility A Lender under this Section 2.10 if such Lender is not or ceases to be a Qualifying Lender.

          (ii)   For purposes of this subparagraph (f), "Qualifying Lender"
                                                         -----------------
shall mean either (A) a Facility A Lender which is recognized by the United Kingdom Inland Revenue as carrying on a bona fide banking business in the United Kingdom for the purpose of Section 349 of the Income and Corporation Taxes Act 1988 and which brings payments to be received under this Agreement from the U.K. Borrower into its accounts as trading receipts for United Kingdom tax purposes, or (B) a Facility A Lender in respect of which there is a double tax treaty between such Lender's country of incorporation and the United Kingdom pursuant to which such Lender is entitled to claim and actually secures a complete exemption from tax in respect of payments of interest to be made by the U.K. Borrower to such Lender hereunder. Upon securing the aforementioned exemption, a Facility A Lender shall be treated as a Qualifying Lender.

          (iii) Any U.K. Borrower shall be obliged, upon request of a Facility A Lender which is not a Qualifying Lender for the purposes of this
Section 2.10(f), to cooperate fully and promptly in the completion and filing of any documentation required by the United Kingdom Inspectorate of Foreign Dividends for the purposes of obtaining a direction that payments of interest may be made subject to a reduced rate of withholding tax or free of withholding tax pursuant to the provisions of an appropriate

United Kingdom double tax treaty or for the purpose of obtaining a refund of any Tax previously withheld.

          (g) Australian Dollar Borrower, etc.  Neither the Australian Dollar
              -------------------------------
Borrower nor any Guarantor incorporated in or resident in Australia will be obligated, subject to the provisions of subparagraph (h)(i) of this Section 2.10, to increase any payment to or to indemnify the Appropriate Agent or any Facility B Lender or Facility C Lender in respect of Advances to the Australian Dollar Borrower under this Section 2.10 if such Lender does not or ceases to participate in Facility B or Facility C in respect of Advances to the Australian Dollar Borrower (as the case may be) through a lending office in Australia at or through a permanent establishment in Australia.

          (h) Change in Account, Branch or Law, etc.  (i) Loan Party.  (A) In
              -------------------------------------       ----------
the event any Loan Party is required by law to make any deductions from any payments under this Agreement due to (1) a change of account, permanent establishment or other branch through which such Loan Party makes the payments under this Agreement, (2) a change in the applicable law, regulation or treaty, or in any official application or interpretation thereof, or (3) any other reason, to the extent provided for in subparagraph (a) or (b) of this Section 2.10, such Loan Party shall promptly notify the applicable Lender and each Appropriate Agent of such change and shall make all payments under this Agreement in accordance with subparagraphs (a) and (b) of this Section 2.10.

          (B) In the event any Lender or either Appropriate Agent is required to make any payment of Non-Excluded Taxes or Other Taxes due to (1) a change of account, permanent establishment or branch through which the applicable Loan Party makes the payments under this Agreement, (2) a change in the applicable law, regulation or treaty, or in any official application or interpretation thereof, or (3) any other reason, to the extent provided for in subparagraph
(c), the applicable Loan Party shall indemnify such Lender or the Appropriate Agent (as the case may be) in accordance with subparagraph (c) of this Section 2.10.

          (ii)   Lender.  Neither any Lender nor the Appropriate  Agent (as the
                 ------
case may be) shall be entitled to payment pursuant to subparagraph (a), (b) or
(c) of this Section 2.10 with respect to any Non-Excluded Tax or Other Tax which resulted directly from a Lender's change in account, permanent establishment or other branch through which such Lender receives any payment pursuant to this Agreement.

          (i) Lender Assignee.  Notwithstanding the provisions of subparagraph
              ---------------
(e), (f) or (g) of this Section 2.10, in the event a Lender is entitled, on the effective date of an Assignment or Acceptance, to the benefits of a payment pursuant to subparagraph (a), (b) or (c) of this Section 2.10, an assignee or novatee of such Lender shall be entitled to the same benefits of payment (in addition to any future benefits of payment that may arise with respect to such assignee) that would have been available to such Lender had such Lender not entered into the related Assignment and Acceptance with such assignee or novatee and then only to the extent the relevant amounts are incurred by such assignee or novatee.

          (j) Mitigation.  (i) Lender.  Except as provided in clause (i) of
              ----------       ------
subparagraph (h) of this Section 2.10, any Lender claiming any additional amounts payable pursuant to this Section 2.10 shall use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to change the jurisdiction of its Appropriate Lending Office if the making of such a change would avoid the need for, or reduce the amount of, any such additional amounts that may thereafter accrue and would not, in the judgment of such Lender in its absolute discretion, be otherwise disadvantageous to such Lender.

          (ii)   Loan Party.  In the event any Loan Party would be required to
                 ----------
make any payments to the applicable Lender or the Appropriate Agent (as the case may be) pursuant to this Section 2.10, such Loan Party shall use reasonable efforts (subject to such Loan Party's objective to minimize interest costs and legal and regulatory restrictions) to change the jurisdiction of the account, permanent establishment or other branch from which such payments are to be made if the making of such change would avoid the need for, or reduce the amount of, any such additional payments that may thereafter accrue.

          (k) Payments Characterization.  All payments made by any Loan Party
              -------------------------
pursuant to subparagraph (a) or (c) of this Section 2.10 shall, to the extent permitted by law, be treated by such Loan Party as additional interest.

          (l) Replacement.  Upon any Lender making a demand to TNCL or otherwise
              -----------
becoming entitled to the payment of any amount pursuant to this Section 2.10, TNCL may demand that such Lender assign and transfer or novate all or a portion of its rights and obligations under this Agreement in accordance with Section 9.07; provided that if, upon such demand by TNCL, such Lender elects to waive
      --------
such demand or entitlement hereunder, TNCL's demand for such Lender to assign and transfer or novate shall thereupon be deemed withdrawn.

          (m) Survival of Obligations.  Without prejudice to the survival of any
              -----------------------
other agreement of any Loan Party hereunder, the agreements and obligations of each Loan Party contained in this Section 2.10 shall survive the payment in full by the Loan Parties of all principal and interest and all other amounts due hereunder until six months after the applicable statute of limitation with respect to any Non-Excluded Taxes or Other Taxes expires.

          SECTION 2.11.  Sharing of Payments and Losses.
                         ------------------------------
(a) Sharing of Payments.  If either:
    -------------------

               (i)   any Lender (an "Excess Amount Lender") shall obtain at any
                                     --------------------
     time other than following the occurrence and during the continuance of an Event of Default any amount (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) on account of the Obligations due and payable to such Excess Amount Lender under this Agreement at such time in excess of its ratable share (based on the proportion of (A) the Dollar Equivalent amount of such Obligations due and payable to such Lender under this Agreement at such time to (B) the Dollar Equivalent amount of the Obligations due and payable to all Lenders under this Agreement at such time) of payments on account of the Obligations due and payable to all Lenders under this Agreement at such time obtained by all Lenders at such time, or

               (ii) any Excess Amount Lender shall obtain at any time any amount (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) on account of the Obligations owing (but not yet due and payable) to such Excess Amount Lender under this Agreement at such time in excess of its ratable share (based on the proportion of (A) the Original Dollar Equivalent amount of such Obligations owing (but not yet due and payable) to such Lender under this Agreement at such time to (B) the Original Dollar Equivalent amount of the Obligations owing (but not yet due and payable) to all Lenders under this Agreement at such time) of payments on account of the Obligations owing (but not yet due and payable) to all Lenders under this Agreement at such time obtained by all Lenders at such time, or

               (iii) upon either (A) the occurrence and during the continuance of any Event of Default under Section 6.01(a) or (f) and demand by any Lender to the Administrative Agent or (B) the occurrence and during the continuance of any Event of Default and the making of the request or the granting of the consent specified by Section 6.01 to authorize the
     Administrative Agent to declare the Advances due and payable pursuant to the provisions of Section 6.01 any Excess Amount Lender shall obtain at any time any amount (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) on account of the Obligations due and payable to such Excess Amount Lender under this Agreement at such time in excess of its ratable share (based on the proportion of (A) the Original Dollar Equivalent amount of such Obligations due and payable to such Lender under this Agreement at such time to (B) the Original Dollar Equivalent amount of the Obligations due and payable to all Lenders under this Agreement at such time) of payments on account of the Obligations due and payable to all Lenders under this Agreement at such time obtained by all Lenders at such time (the amount by which such amount obtained by such Excess Amount Lender exceeds its ratable share thereof under clause (i),
     (ii) or (iii) above being an "Excess Amount"), then, in any such case,
                                   -------------
     such Excess Amount Lender shall forthwith notify the Administrative Agent of the total amount received by such Excess Amount Lender and the Excess Amount thereof and shall promptly purchase from the other Lenders such participations in the Obligations due and payable or owing to them, as the case may be, or, in the case of any such Obligations owing by the Australian Dollar Borrower or a Guarantor incorporated in or resident in Australia, make such payments to the other Lenders in respect thereof, as shall be necessary to cause such Excess Amount Lender to share the Excess Amount ratably with each of them; provided, however, that, if all or any
                                       --------  -------
     portion of such Excess Amount is thereafter recovered from such Excess Amount Lender, such purchase from, or payment to, each other Lender shall be rescinded and such other Lender shall repay to the Excess Amount Lender the purchase price or payment amount to the extent of such other Lender's ratable share (based on the proportion of (i) the purchase price or payment amount paid to such other Lender to (ii) the aggregate purchase price or payment amount paid to all Lenders) of such recovery together with an amount equal to such other Lender's ratable share (based on the proportion of (i) the amount of such other Lender's required repayment to (ii) the total amount so recovered from the Excess Lender) of any interest or other amount paid or payable by the Excess Amount Lender in respect of the total amount so recovered. The Loan Parties agree that any Lender so purchasing a participation from, or making a payment to, another Lender pursuant to this
     Section 2.11(a) may, to the fullest extent permitted by law, (i) exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of such Loan Party in the amount of such participation and (ii) in the case of such Obligations owed by the Australian Dollar Borrower or a Guarantor incorporated in or resident in Australia, exercise all its rights of payment (including the right of set-off) against the Loan Parties as fully as if the Australian Dollar Borrower or a Guarantor incorporated in or resident in Australia had made payments to the other Lenders in the amount of such Lender's payment amount.

          (b) Sharing of Losses.  Upon either (i) the occurrence and during the
              -----------------
continuance of any Event of Default under Section 6.01(a) or (f) and demand by any Lender to the Administrative Agent or (ii) the occurrence and during the continuance of any Event of Default and the making of the request or the granting of the consent specified by Section 6.01 to authorize the Administrative Agent to declare the Advances due and payable pursuant to the provisions of Section 6.01, and, in each case, the failure of the Loan Parties to pay in full the amounts so demanded, within five Business Days thereafter (A) the Administrative Agent shall notify the Lenders of the aggregate amount of the Obligations due and payable to all Lenders under this Agreement at such time (excluding Obligations due and payable to any Lender pursuant to Sections 2.08(a), 2.08(b), 2.10 and 9.04(c)) and of the amount payable by each Lender pursuant to clause (B) below and (B) within five Business Days after such notice, each Lender shall purchase from the other Lenders such participations in such Obligations or, in the case of any such Obligations owing by the Australian Dollar Borrower or a Guarantor incorporated in or resident in Australia, make such payments to the other Lenders in respect thereof, as shall be necessary to cause such Lender to be owed a ratable share (based on the proportion of (x) the Original Dollar Equivalent amount of the Commitments of such Lender under this Agreement on the date hereof to (y) the Original Dollar Equivalent amount of the Commitments of all Lenders under this Agreement on the date hereof) of such Obligations. The Loan Parties agree that any Lender so purchasing a participation from, or making a payment to, another Lender pursuant to this
Section 2.11(b) may, to the fullest extent permitted by law, (i) exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of such Loan Party in the amount of such participation and (ii) in the case of any such Obligations owing by the Australian Dollar Borrower or a Guarantor incorporated in or resident in Australia, exercise all its rights of payment (including the right of set-off) against the Loan Parties as fully as if the Australian Dollar Borrower had made payments to the other Lenders in the amount of such Lender's payment amount.

          SECTION 2.12.  Use of Proceeds.  The proceeds of the Advances shall be
                         ---------------
used for the general corporate purposes of the Reporting Group.

          SECTION 2.13.  Evidence of Debt.  (a) Each Lender shall maintain in
                         ----------------
accordance with its usual practice an account or accounts evidencing the indebtedness of each Borrower to such Lender resulting from each Advance owing to such Lender from time to time, including the amounts of principal, Face Value Amount, interest and fees payable and paid to such Lender from time to time hereunder.

          (b) The Register maintained by the Administrative Agent pursuant to
Section 9.07(c) shall include a control account, and a subsidiary account for each Lender, in which accounts (taken together) shall be recorded (i) the date and amount of each Borrowing made hereunder, the currency of the Advances comprising such Borrowing and any Interest Period applicable thereto, (ii) the terms of each Assignment and Acceptance delivered to and accepted by it, (iii) the amount of any principal, Face Value Amount, interest and fees due and payable or to become due and payable from each Borrower to each Lender hereunder and (iv) the amount of any sum received by the Administrative Agent from TNCL or any Borrower hereunder and each Lender's share thereof.

          (c) The entries made in the Register shall be conclusive and binding for all purposes, absent manifest error.

          SECTION 2.14.  Defaulting Lenders.  (a) In the event that, at any one
                         ------------------
time, (i) any Lender shall be a Defaulting Lender, (ii) such Defaulting Lender shall owe a Defaulted Advance to any Borrower and (iii) such Borrower or any other Borrower shall be required to make any payment hereunder to or for the account of such Defaulting Lender, then the paying Borrower may, so long as no Default shall occur or be continuing at such time and to the fullest extent permitted by applicable law, set off and otherwise apply the Dollar Equivalent of the Obligation of such Borrower to make such payment to or for the account of such Defaulting Lender against the Dollar Equivalent of the Obligation of such Defaulting Lender to make such Defaulted Advance to any other Borrower. In the event that a Borrower shall so set off and otherwise apply the Obligation of such Borrower to make any such payment against the Obligation of such Defaulting Lender to make any such Defaulted Advance to any other Borrower on any date, the amount so set off and otherwise applied by such Borrower shall constitute for all purposes of this Agreement an Advance by such Defaulting Lender made on such date under the Facility pursuant to which such Defaulted Advance was originally required to have been made pursuant to Section 2.01 and shall satisfy such Borrower's Obligation to such Defaulting Lender to the extent of the amount so set off or otherwise applied. Such Advance shall be considered, for all purposes of this Agreement, to comprise part of the Borrowing in connection with which such Defaulted Advance was originally required to have been made pursuant to
Section 2.01, provided that any such Advance deemed to have been made under
              --------
Facility B or Facility C in Australian Dollars shall be a Cash Advance. A Borrower shall notify each Appropriate Agent at any time such Borrower reduces the amount of the Obligation of such Borrower to make any payment otherwise required to be made by it hereunder as a result of the exercise by such Borrower of its right set forth in this subsection (a) and shall set forth in such notice
(A) the name of the Defaulting Lender and the Defaulted Advance required to be made by such Defaulting Lender and (B) the Dollar Equivalent of the amount set off and otherwise applied in respect of such Defaulted Advance pursuant to this subsection (a). Any portion of such payment otherwise required to be made by a Borrower to or for the account of such Defaulting Lender which is paid by such Borrower, after giving effect to the amount set off and otherwise applied by such Borrower or any other Borrower pursuant to this subsection (a), shall be applied by the Appropriate Agent as specified in subsection (b) or (c) of this
Section 2.14 after taking into account the effect of any currency exchange necessary to effect such application.

          (b) In the event that, at any one time, (i) any Lender shall be a Defaulting Lender, (ii) such Defaulting Lender shall owe a Defaulted Amount to either Appropriate Agent or any of the other Lenders and (iii) any Borrower shall make any payment hereunder to either Appropriate Agent for the account of such Defaulting Lender, then the Appropriate Agent may, on its behalf or on behalf of such other Lenders and to the fullest extent permitted by applicable law, apply at such time the Dollar Equivalent of the amount so paid by such Borrower to or for the account of such Defaulting Lender to the payment of each such Defaulted Amount to the extent required to pay the Dollar Equivalent of such Defaulted Amount. In the event that the Appropriate Agent shall so apply any such amount to the payment of any such Defaulted Amount on any date, the amount so applied by the Appropriate Agent shall constitute for all purposes of this Agreement payment by such Lender, to such extent, of such Defaulted Amount on such date. Any such amount so applied by the Appropriate Agent shall be retained by the Appropriate Agent or distributed by the Appropriate Agent to such other Lenders in discharge of amounts due by such Borrower to such other Lenders, ratably in accordance with the respective portions of the Dollar Equivalent of such Defaulted Amounts payable at such time to the

Appropriate Agent and such other Lenders and, if the amount of such payment made by such Borrower shall at such time be insufficient to pay all Defaulted Amounts owing at such time to the Appropriate Agent and the other Lenders, in the following order of priority:

          (A) first, to the Appropriate Agents for any Defaulted Amount then
              -----
     owing to the Appropriate Agents, each in such capacity; and

          (B) second, to any other Lenders for any Defaulted Amounts then owing
              ------
     to such other Lenders, ratably in accordance with the Dollar Equivalent of such respective Defaulted Amounts then owing to such other Lenders.

Any portion of such amount paid by such Borrower for the account of such Defaulting Lender remaining, after giving effect to the amount applied by the Appropriate Agent pursuant to this subsection (b), shall be applied by the Appropriate Agent as specified in subsection (c) of this Section 2.14.

          (c) In the event that, at any one time, (i) any Lender shall be a Defaulting Lender, (ii) such Defaulting Lender shall not owe a Defaulted Advance or a Defaulted Amount and (iii) any Borrower, either Appropriate Agent or any other Lender shall be required to pay or distribute any amount hereunder to or for the account of such Defaulting Lender, then such Borrower or such other Lender shall pay such amount to the Appropriate Agent to be held by the Appropriate Agent, to the fullest extent permitted by applicable law, in escrow or the Appropriate Agent shall, to the fullest extent permitted by applicable law, hold in escrow such amount otherwise held by it. Any funds held by the Appropriate Agent in escrow under this subsection (c) shall be deposited by the Appropriate Agent in an account with the Appropriate Agent, in the name and under the control of the Appropriate Agent, but subject to the provisions of this subsection (c). The terms applicable to such account, including the rate of interest payable with respect to the credit balance of such account from time to time, shall be the Appropriate Agent's standard terms applicable to escrow accounts maintained with it. Any interest credited to such account from time to time shall be held by the Appropriate Agent in escrow under, and applied by the Appropriate Agent from time to time in accordance with the provisions of, this subsection (c). The Appropriate Agent shall, to the fullest extent permitted by applicable law, apply all funds so held in escrow from time to time to the extent necessary to make any Advances required to be made by such Defaulting Lender and to pay any amount payable by such Defaulting Lender hereunder to the Appropriate Agent or any other Lender, as and when such Advances or amounts are required to be made or paid and, if the amount so held in escrow shall at any time be insufficient to make and pay all such Advances and amounts required to be made or paid at such time, in the following order of priority:

          (A) first, to the Appropriate Agents for any amount then due and
              -----
     payable by such Defaulting Lender to the Appropriate Agents hereunder, each in such capacity;

          (B) second, to any other Lenders for any amount then due and payable
              ------
     by such Defaulting Lender to such other Lenders hereunder, ratably in accordance with the Dollar Equivalent of such respective amounts then due and payable to such other Lenders; and

          (C) third, to any Borrower for any Advance then required to be made by
              -----
     such Defaulting Lender to such Borrower pursuant to a Commitment of such Defaulting Lender, provided that any such Advance deemed to have been made
                        --------
     under Facility B or Facility C in Australian Dollars shall be a Cash
     Advance.

In the event that such Defaulting Lender shall, at any time, cease to be a Defaulting Lender, any funds held by the Appropriate Agent in escrow at such time with respect to such Defaulting Lender shall be distributed by the Appropriate Agent to such Defaulting Lender and applied by such Defaulting Lender to the Obligations owing to such Lender at such time under this Agreement ratably in accordance with the respective amounts of such Obligations outstanding at such time.

          (d) The rights and remedies against a Defaulting Lender under this
Section 2.14 are in addition to other rights and remedies that the Borrowers may have against such Defaulting Lender with respect to any Defaulted Advance and that the Appropriate Agents or any Lender may have against such Defaulting Lender with respect to any Defaulted Amount.


                                  ARTICLE III

                             CONDITIONS OF LENDING

          SECTION 3.01.  Conditions Precedent to Initial Borrowing.  The
                         -----------------------------------------
obligation of each Lender to make an Advance on the occasion of the initial Borrowing is subject to the following conditions precedent:

          (a) There shall have occurred no Material Adverse Change since June 30, 1992.

          (b) There shall exist no action, suit, investigation, litigation or proceeding affecting any Loan Party or any of its Subsidiaries pending or, to the best knowledge of the Loan Parties, threatened before any court, governmental agency or arbitrator that (i) would be reasonably likely to have a Material Adverse Effect or (ii) purports to materially adversely affect the Facilities or the consummation of the transactions contemplated hereby.

          (c) The Lenders shall be satisfied that all governmental and third party consents and approvals necessary in connection with the Facilities have been obtained (without the imposition of any conditions that are not reasonably acceptable to the Lenders) and are in effect; and no law or regulation shall be applicable that restrains, prevents or imposes materially adverse conditions upon the Facilities.

          (d) Contemporaneously with the initial Borrowing, all Existing Debt (other than the Surviving Debt) shall be paid in full.

          (e) TNCL shall have paid (i) all up-front fees to the Lenders as set forth in the Information Memorandum, (ii) all fees of the Administrative Agent and the Arrangers, in each case as agreed to between TNCL and the Administrative Agent or such Arranger and (iii) all reasonable expenses of the Administrative Agent, the Arrangers and the Lenders (including the reasonable accrued fees and expenses of Clifford Chance, Freehill Hollingdale & Page and Shearman & Sterling as counsel to the Administrative Agent and the Arrangers).

          (f) The Administrative Agent shall have received on or before the day of the initial Borrowing the following, each dated such day (unless otherwise specified), in form and substance reasonably satisfactory to the Administrative Agent (unless otherwise specified) and in sufficient copies for each Lender:

               (i) Certified copies of the resolutions of the Board of Directors of each Loan Party and, in the case of each Guarantor other than TNCL, resolutions of the shareholders of such Guarantor, in each case approving, among other things, this Agreement and the documents executed and delivered in connection herewith and designating the Authorized Officers authorized to execute and deliver this Agreement and all other such documents, and of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Agreement.

               (ii) A copy of the Constitutive Documents of each Loan Party and each amendment thereto, certified (as of a date reasonably near the date of the initial Borrowing) by, to the extent applicable, the Secretary of State of the jurisdiction of corporate organization of such Loan Party in the case of Loan Parties incorporated under the laws of a State of the United States, or by an appropriate Authorized Officer of such Loan Party in the case of the other Loan Parties as being a true and correct copy thereof or, in the case of each Loan Party that is subject to the Australian Corporations Law, certified by the company secretary as being a true and correct copy thereof.

               (iii) A certificate of TNCL, signed on behalf of TNCL by one of its directors, dated the date of the initial Borrowing (the statements made in which certificate shall be true on and as of the date of the initial Borrowing), certifying as to (A) the absence of any amendments to the Constitutive Documents of any Loan Party since the date of the certificate referred to in Section 3.01(f)(ii), (B) in the case of Loan Parties incorporated under the laws of a State of the United States, a true and correct copy of the bylaws of such Loan Party as in effect on the date of the initial Borrowing, (C) the due incorporation and, in the case of each Loan Party that is incorporated under the laws of a State of the United States, the good standing of such Loan Party as a corporation organized under the laws of its jurisdiction of incorporation, and the absence of any proceeding for the dissolution or liquidation of such Loan Party, (D) the truth of the representations and warranties contained in this Agreement as though made on and as of the date of the initial Borrowing and (E) the absence of any event occurring and continuing, or resulting from the initial Borrowing, that constitutes a Default.

               (iv) A certificate of an Authorized Officer of each Loan Party certifying the names and true signatures of the Authorized Officers of such Loan Party and, in the case of each Loan Party that is incorporated under the laws of a jurisdiction other than a State of the United States or the United Kingdom, a power of attorney granted by such Loan Party appointing the Person or Persons authorized to execute and deliver this Agreement and all other documents executed in connection herewith.

               (v) A certificate of an Authorized Officer of TNCL, dated the date of the initial Borrowing, certifying that attached thereto is a substantially complete and accurate organizational chart of the Reporting Group showing as of the date of the initial Borrowing all Loan Parties and their Subsidiaries and the shareholders of such Persons.

               (vi) In relation to each Loan Party that is subject to the Australian Corporations Law: (A) such forms lodged with the Australian Securities Commission in accordance with Section 242(7) or Section 361(1) of the Australian Corporations Law notifying the Australian Securities Commission of the particulars or any change in the particulars of the officers of such Loan Party as will evidence the appointment of the current officers of such Loan Party; and (B) before, but not earlier than two Business Days before the execution of this Agreement, a certificate of a director and secretary of such Loan Party as Authorized Officers of such Loan Party substantially in the form of Exhibit C-4 from each such Loan Party that it is a public company for the purposes of Section 234 of the Australian Corporations Law and is a Guarantor and otherwise complying with
     Section 234(10) of the Australian Corporations Law.

               (vii) A favorable opinion of Arthur M. Siskind, Group General Counsel of TNCL, in substantially the form of Exhibit E-1 hereto and as to such other matters as any Lender through the Administrative Agent may reasonably request.

               (viii) A favorable opinion of Squadron, Ellenoff, Plesent, Sheinfeld & Sorkin, counsel to the Loan Parties in the United States, in substantially the form of Exhibit E-2 hereto and as to such other matters as any Lender through the Administrative Agent may reasonably request.

               (ix) Favorable opinions of Allen & Overy, counsel to the Loan Parties in the United Kingdom and in Hong Kong, in substantially the form of Exhibits E-3(1) and E-3(2) hereto, respectively, and as to such other matters as any Lender through the Administrative Agent may reasonably request.

               (x) A favorable opinion of Clayton Utz, counsel to the Loan Parties in Australia, in substantially the form of Exhibit E-4 hereto and as to such other matters as any Lender through the Administrative Agent may reasonably request.

               (xi) A favorable opinion of Nauta Dutilh, counsel to the Loan Parties in the Netherlands, in substantially the form of Exhibit E-5 hereto and as to such other matters as any Lender through the Administrative Agent may reasonably request.

               (xii) A favorable opinion of Shearman & Sterling, counsel for the Appropriate Agents and the Arrangers, in substantially the form of Exhibit E-6 hereto.

               (xiii) Completed requests for information listing the financing statements, or other evidence of Liens, filed in the jurisdictions of the Loan Parties and each other Person identified on Part IV of Schedule 3 naming any such Loan Party as debtor.

          SECTION 3.02.  Conditions Precedent to Each Borrowing.  The obligation
                         --------------------------------------
of each Appropriate Lender to make an Advance on the occasion of each Borrowing (including the initial Borrowing) shall be subject to the further conditions precedent that on the date of such Borrowing (a) the following statements shall be true (and each of the giving of the applicable Notice of Borrowing and the acceptance by the requesting Borrower of the proceeds of such Borrowing shall constitute a representation and warranty by such Borrower that on the date of such Borrowing such statements are true):

               (i) the representations and warranties contained in this Agreement are correct on and as of the date of such Borrowing, before and after giving effect to such Borrowing and to the application of the proceeds therefrom, as though made on and as of such date, other than any such representations and warranties that, by their terms, are stated to be true only as of a particular date; and

               (ii) no event has occurred and is continuing, or would result from such Borrowing or from the application of the proceeds therefrom, that constitutes a Default;

and (b) the Administrative Agent shall have received such other opinions, authorizations, documentation and information as any Appropriate Lender through the Administrative Agent may reasonably request.

          SECTION 3.03.  Determinations Under Section 3.01.  For purposes of
                         ---------------------------------
determining compliance with the conditions specified in Section 3.01, each Lender shall be deemed to have consented to, approved or accepted or to be satisfied with each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to the Lenders unless an officer of the Appropriate Agent responsible for the transactions contemplated by this Agreement shall have received notice from such Lender prior to the initial Borrowing specifying its objection thereto and such Lender shall not have made available to such Appropriate Agent such Lender's Pro Rata Share of such Borrowing.


                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

          SECTION 4.01.  Representations and Warranties of the Loan Parties.
                         --------------------------------------------------
Each Loan Party represents and warrants as follows:

          (a) Such Loan Party (i) is a corporation duly organized, validly existing and, in the case of each Loan Party incorporated under the laws of a State of the United States, in good standing under the laws of the jurisdiction of its incorporation, (ii) is duly qualified and, in the case of each Loan Party incorporated under the laws of a State of the United States, is in good standing as a foreign corporation in each other jurisdiction in which it owns or leases property or in which the conduct of its business requires it to so qualify or be licensed, except, in each case, to the extent the failure to be so qualified and in good standing would not have a Material Adverse Effect and (iii) has all requisite corporate power and authority to own or lease and operate its properties and to carry on its business as now conducted and as proposed to be conducted.

          (b) Attached to the certificate of an Authorized Officer of TNCL delivered on the date of the initial Borrowing is a substantially complete and accurate organizational chart of the Reporting Group showing as of such date all Loan Parties and their Subsidiaries and the shareholders of such Persons.

          (c) The execution, delivery and performance by each Loan Party of this Agreement and the other transactions contemplated hereby, are within such Loan Party's corporate powers, have been duly authorized by all necessary corporate action, and do not (i) contravene such Loan Party's Constitutive Documents,
     (ii) violate any applicable law (including, without limitation, the U.S. Securities Exchange Act of 1934 and the U.S. Racketeer Influenced and Corrupt Organizations Chapter of the Organized Crime Control Act of 1970), rule, regulation (including, without limitation, Regulation X of the Board of Governors of the U.S. Federal Reserve System), order, writ, judgment, injunction, decree, determination or award, (iii) conflict with or result in the breach of, or constitute a default under, any contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting any Loan Party, any of its Subsidiaries or any of their properties or (iv) result in or require the creation or imposition of any Lien upon or with respect to any of the properties of any Loan Party or any of its Subsidiaries. No Loan Party or any of its Subsidiaries is in violation of any such law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or in breach of any such contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument, the violation or breach of which would be reasonably likely to have a Material Adverse Effect.

          (d) All authorizations or approvals and other actions by, and all notices to and filings with, any governmental authority or regulatory body or any other third party that are required to be obtained or made by the Loan Parties for (i) the due execution, delivery, recordation, filing or performance by any Loan Party of this Agreement, or for the consummation of the other transactions contemplated hereby or (ii) the exercise by either Appropriate Agent or any Lender of its rights under this Agreement have been duly obtained, taken, given or made and are in full force and effect.

          (e) This Agreement has been duly executed and delivered by each Loan Party party hereto. This Agreement is the legal, valid and binding obligation of each Loan Party party hereto, enforceable against such Loan Party in accordance with its terms.

          (f) The Consolidated balance sheet of TNCL as at June 30, 1992, and the related Consolidated statements of income and cash flows of TNCL for the fiscal year then ended, accompanied by an opinion of Arthur Andersen, independent public accountants, copies of which have been furnished to each Lender, fairly present the Consolidated financial condition of TNCL as at such date and the Consolidated results of the operations of TNCL and its Subsidiaries for the period ended on such date, all in accordance with generally accepted accounting principles applied on a consistent basis, and since June 30, 1993, there has been no Material Adverse Change.

          (g) The Consolidated forecasted balance sheet information of the Reporting Group delivered to the Lenders on or before the date of the initial Borrowing was prepared in good faith on the basis of the assumptions stated therein, which assumptions were fair in the light of conditions existing at the time of delivery of such forecasts, and represented, at the time of delivery, TNCL's best estimate of the Reporting Group's future financial performance.

          (h) Neither the Information Memorandum nor any other information, exhibit or report furnished by any Loan Party to either Appropriate Agent or any Lender in connection with the negotiation of this Agreement or pursuant to the terms of this Agreement contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements made therein not misleading.

          (i) There is no action, suit, investigation, litigation or proceeding affecting any Loan Party or any of their Subsidiaries, including any Environmental Action, pending or, to the best knowledge of each Loan Party, threatened before any court, governmental agency or arbitrator that would be reasonably likely to have a Material Adverse Effect.

          (j) No Loan Party is engaged in the business of extending credit for the purpose of purchasing or carrying Margin Stock, and no proceeds of any Advance will be used to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock.

          (k) Following application of the proceeds of each Advance, not more than 25 percent of the value of the assets (either of any Loan Party or of the Reporting Group on a Consolidated basis) subject to the provisions of
     Section 5.02(a) or subject to any restriction contained in any agreement or instrument between any Loan Party and any Lender or any Affiliate of any Lender relating to Debt and within the scope of Section 6.01(e) will be Margin Stock.

          (l) (i) No ERISA Event has occurred or is reasonably expected to occur with respect to any Plan of any Loan Party or any ERISA Affiliate of any Loan Party, (ii) none of the Loan Parties and none of their ERISA Affiliates has incurred or is reasonably likely to incur any Withdrawal Liability to any Multiemployer Plan of any Loan Party or any ERISA Affiliate of any Loan Party, and (iii) none of the Loan Parties and none of their ERISA Affiliates has been notified by the sponsor of a Multiemployer Plan of any Loan Party or any ERISA Affiliate of any Loan Party that such Multiemployer Plan is in reorganization or has been terminated within the meaning of Title IV of ERISA, and no such Multiemployer Plan is reasonably expected to be in reorganization or to be terminated, where in connection with any and all such ERISA Events, Withdrawal Liabilities and Multiemployer Plan reorganizations and terminations the Loan Parties and their ERISA Affiliates have incurred or are reasonably likely to incur liability that in the aggregate exceeds $100,000,000.

          (m) Neither the business nor the properties of any Loan Party or any of its Subsidiaries are affected by any fire, explosion, accident, strike, lockout or other labor dispute, drought, storm, hail, earthquake, embargo, act of God or of the public enemy or other casualty (whether or not covered by insurance) that would be reasonably likely to have a Material Adverse Effect.

          (n) The operations and properties of each Loan Party and each of its Subsidiaries comply in all respects with all Environmental Laws, all necessary Environmental Permits have been obtained and are in effect for the operations and properties of each Loan Party and its Subsidiaries and each Loan Party and its Subsidiaries are in compliance in all respects with all such Environmental Permits, except to the extent the failure to so comply with Environmental Laws or to obtain and comply with all necessary Environmental Permits would not be reasonably likely to have a Material Adverse Effect, and no circumstances exist that would be reasonably likely to (i) form the basis of an Environmental Action against any Loan Party or any of its Subsidiaries or any of their properties that would be reasonably likely to have a Material Adverse Effect or (ii) cause any such property to be subject to any restrictions on ownership, occupancy, use or transferability under any Environmental Law that would be reasonably likely to have a Material Adverse Effect.

          (o) None of the properties of any Loan Party or any of its Subsidiaries is listed or proposed for listing on the National Priorities List under CERCLA or on the

     Comprehensive Environmental Response, Compensation and Liability Information System maintained by the Environmental Protection Agency or any analogous state list of sites requiring investigation or cleanup or is adjacent to any such property, and no underground storage tanks, as such term is defined in 42 U.S.C.(S) 6991, are located on any property of any Loan Party or any of its Subsidiaries or, to the best of its knowledge, on any adjoining property to the extent that in each case the liability of the members of the Reporting Group in connection therewith would be reasonably likely to have a Material Adverse Effect.

          (p) Neither any Loan Party nor any of its Subsidiaries has transported or arranged for the transportation of any Hazardous Materials to any location that is listed or proposed for listing on the National Priorities List under CERCLA or on the Comprehensive Environmental Response, Compensation and Liability Information System maintained by the Environmental Protection Agency or any analogous state list, Hazardous Materials have not been generated, used, treated, handled, stored or disposed of on, or released or transported to or from, any property of any Loan Party or any of its Subsidiaries or, to the best of its knowledge, any adjoining property, except in compliance with all Environmental Laws and Environmental Permits, and all other wastes generated at any such properties have been disposed of in compliance with all Environmental Laws and Environmental Permits, except, in each case, to the extent that the liability of the members of the Reporting Group for non-compliance therewith would not be reasonably likely to have a Material Adverse Effect.

          (q) Neither any Loan Party nor any of its Subsidiaries is a party to any indenture, loan or credit agreement or any lease or other agreement or instrument or subject to any charter or corporate restriction that would be reasonably likely to have a Material Adverse Effect.

          (r) Each Loan Party and each of its Subsidiaries has on a timely basis properly filed, caused to be filed or be included in all material tax returns, reports and statements (whether federal, provincial, state, local or otherwise) to the extent, in its best judgment, required by law as administered by applicable taxation authorities to be filed in all jurisdictions in which such returns, reports and statements are required to be filed and has on a timely basis paid all Taxes shown thereon to be due (taking into account any applicable extensions with respect thereto), together with applicable interest and penalties or has provided sufficient reserve with respect to such Taxes due.

          (s) The aggregate unpaid amount, as of the date hereof, of adjustments to the Tax liability of the Loan Parties and their Subsidiaries proposed by all taxing authorities would not be reasonably likely to have a Material Adverse Effect.

          (t) Neither any Loan Party nor any of its Subsidiaries is an "investment company," or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the U.S. Investment Company Act of 1940, as amended. Neither the making of any Advances nor the application of the proceeds or repayment thereof by any Loan Party, nor the consummation of the other transactions contemplated hereby, will violate any provision of such Act or any rule, regulation or order of the U.S. Securities and Exchange Commission thereunder.

          (u) Set forth on Part I of Schedule 3 hereto is a complete and accurate list, as of the date hereof, of all existing Debt (the "Existing
                                                                      --------
     Debt") of the Reporting Group, showing the principal amount outstanding
     ----
     thereunder or, in the case of overdraft facilities, the commitment amount thereunder; provided that Existing Debt of the type described in clauses
                 --------
     (b), (d) and (i) of the definition of Debt and Debt of a type permitted by clauses (iii) through (vi) and (xi) through (xiii) of Section 5.02(b) shall not be set forth on such Schedule.

          (v) Set forth on Part III of Schedule 3 hereto is a complete and accurate list, as of the date hereof, of all Existing Debt of the Reporting Group that will not be refinanced (such Debt being the "Surviving Debt")
                                                             --------------
     with the proceeds of the Advances under this Agreement, showing the principal amount outstanding thereunder or, in the case of overdraft facilities, the commitment amount thereunder; provided that Surviving Debt
                                                   --------
     of the type described in clauses (b), (d) and (i) of the definition of Debt and Debt of a type permitted by clauses (iii) through (vi) and (xi) through
     (xiii) of Section 5.02(b) shall not be set forth on such Schedule.

          (w) Set forth on Part IV of Schedule 3 hereto is a complete and accurate list, as of the date hereof, of all existing Liens (such Liens being the "Existing Liens") revealed by searches of public records with
                --------------
     respect to the Loan Parties and such of their Subsidiaries as to which searches were performed (other than Permitted Liens and Liens permitted by clauses (v), (vi) and (vii) of Section 5.02(a)), showing as of the date hereof the property encumbered by such Lien.

          (x)  Each Loan Party is Solvent.

          (y) The Obligations of each Loan Party under this Agreement constitute unconditional general obligations of such Loan Party ranking at least pari passu with all other Senior Debt of such Loan Party.
           ---- -----

          (z) The proceeds of the Debt being refinanced under this Agreement in accordance with Section 2.12 were not used, when originally received, to acquire shares in any Guarantor that is subject to the Australian Corporations Law or in any holding company (as defined in the Australian Corporations Law) of any such Guarantor.

         (aa) The entry into and performance by TNCL of its obligations under this Agreement is for its commercial benefit and is in its commercial interests.

         (ab) As of the date hereof, the majority of the directors of each member of News Group and of its Related Corporations that is a public company for the purposes of Part 3.2A of the Australian Corporations Law have made no election under Section 1376(2) of the Australian Corporations Law.


                                   ARTICLE V

                         COVENANTS OF THE LOAN PARTIES

          SECTION 5.01.  Affirmative Covenants.  So long as any Advance shall
                         ---------------------
remain unpaid or any Lender shall have any Commitment hereunder, each Loan Party will:

          (a) Compliance with Laws, Etc.  Comply, and cause each of its
              -------------------------
     Subsidiaries to comply, in all material respects, with all applicable laws, rules, regulations and orders, such compliance to include, without limitation, compliance with ERISA and the Racketeer Influenced and Corrupt Organizations Chapter of the Organized Crime Control Act of 1970.

          (b) Payment of Taxes, Etc.  Pay and discharge, and cause each of its
              ---------------------
     Subsidiaries to pay and discharge, before
     the same shall become delinquent or overdue, (i) all Taxes imposed upon it or upon its property and (ii) all lawful claims that, if unpaid, might by law become a Lien upon its property, except to the extent that, in respect of clauses (i) and (ii), the failure to pay and discharge such Taxes and claims would not be reasonably likely to have a Material Adverse Effect; provided, however, that neither any Loan Party nor any of its Subsidiaries
     --------  -------
     shall be required to pay or discharge any such Tax or lawful claim that is being contested in good faith and by proper proceedings and as to which appropriate reserves are being maintained, but only so long as such contest could not subject any Lender to (A) any criminal penalty or liability or
     (B) any material civil penalty or liability for which such Lender is not indemnified under Section 9.04.

          (c) Compliance with Environmental Laws.  Comply, and cause each of its
              ----------------------------------
     Subsidiaries and require all lessees and other Persons occupying its properties to comply, in all material respects, with all Environmental Laws and Environmental Permits applicable to its operations and properties; obtain and renew all Environmental Permits necessary for its operations and properties; and conduct, and cause each of its Subsidiaries to conduct, any investigation, study, sampling and testing, and undertake any cleanup, removal, remedial or other action necessary to remove and clean up all Hazardous Materials from any of its properties, in accordance with the requirements of all Environmental Laws, except, in each case, to the extent that the failure to so comply or otherwise to perform in accordance with the foregoing would not be reasonably likely to have a Material Adverse Effect; provided, however, that neither any Loan Party nor any of its
             --------  -------
     Subsidiaries shall be required to undertake any such cleanup, removal, remedial or other action to the extent that its obligation to do so is being contested in good faith and by proper proceedings and appropriate reserves are being maintained with respect to such circumstances.

          (d) Maintenance of Insurance.  Maintain, and cause each of its
              ------------------------
     Subsidiaries to maintain, insurance with responsible and reputable insurance companies or associations in such amounts and covering such risks as is consistent with prudent business practice for the industries in which such Loan Party or such Subsidiary operates.

          (e) Preservation of Corporate Existence, Etc.  Preserve and maintain
              ----------------------------------------
     its corporate existence, rights (per statute and its corporate Constitutive Documents) and franchises; provided, however, that each Loan Party may consummate any
                 --------  -------
     merger or consolidation permitted under Section 5.02(c); and provided
                                                                  --------
     further that no Loan Party shall be required to preserve any right or
     -------
     franchise if the Board of Directors of such Loan Party shall determine that the preservation thereof is no longer desirable in the conduct of the business of such Loan Party and that the loss thereof is not disadvantageous in any material respect to such Loan Party or the Lenders.

          (f) Visitation Rights.  At any reasonable time and from time to time,
              -----------------
     permit either Appropriate Agent or any of the Lenders or any agents or representatives thereof, to examine the records and books of account of, and visit during normal business hours the properties of, such Loan Party and any of its Subsidiaries, and to discuss the affairs, finances and accounts of such Loan Party and any of its Subsidiaries with any of their officers or directors and with their independent certified public accountants.

          (g) Keeping of Books.  Keep, and cause each of its Subsidiaries to
              ----------------
     keep, proper books of record and account, in which full and correct entries shall be made of all financial transactions and the assets and business of such Loan Party and each such Subsidiary in accordance with generally accepted accounting principles and laws applicable to such Person in effect from time to time.

          (h) Maintenance of Properties, Etc.  Maintain and preserve, and cause
              ------------------------------
     each of its Subsidiaries to maintain and preserve, all of its material properties that are used or useful in the conduct of its business in good working order and condition, ordinary wear and tear excepted.

          (i) Transactions with Affiliates.  Until such time as there is no
              ----------------------------
     restriction or limitation under any NAHI Public Debt of the type contained in Section 4.06(iv) of the indenture relating to NAHI's 12% Senior Notes due 2001 or any other provision of similar import, conduct, and cause each of its Subsidiaries to conduct, all material transactions otherwise permitted under this Agreement with any of their Affiliates on terms that are fair and reasonable and no less favorable to such Loan Party or such Subsidiary than it would obtain in a comparable arm's-length transaction with a Person not an Affiliate, other than (i) transactions among TNCL and/or among the members of the Reporting Group that are Wholly Owned Subsidiaries of TNCL, (ii) Permitted AWAS Transactions, (iii) Permitted Film Financings, (iv) loans to employees of any member of the

     Reporting Group, (v) the payment of dividends, (vi) existing investments,
     (vii) Investments by TNCL in an Affiliate in consideration for the issuance of ordinary shares or other equity capital (other than Redeemable Preferred Stock) of TNCL or any Investment Preferred Stock to such Affiliate, (viii) transactions with any of their Affiliates conducted in the ordinary course of business of such Loan Party or Subsidiary except to the extent that such transaction is in connection with (A) the creation, incurrence, assumption or existence of any Lien or Debt, (B) any merger or consolidation, (C) the making or holding of any Investment or (D) the prepayment, redemption, purchase, defeasement or other satisfaction of any Debt and (ix) Permitted QPL Transactions; provided, however, that, notwithstanding the foregoing,
                       --------  -------
     transactions entered into by any member of the Reporting Group with any Affiliate thereof (a "Subject Affiliate"), which transactions are entered
                           -----------------
     into by other shareholders or partners of such Subject Affiliate that are not otherwise themselves Affiliates of such member and on the same terms and for the same consideration (taking into account their relative percentage ownership of such Subject Affiliate) as such member of the Reporting Group shall be deemed to have been entered into on an arm's-length basis.

          (j) Additional Guarantors.  (i) Promptly cause to become a Guarantor
              ---------------------
     under this Agreement in a writing satisfactory in form and substance to the Administrative Agent (A) each of its Subsidiaries (other than News U.S. Holdings Pty Ltd. and News Group Holdings Pty Ltd.) that, as determined by reference to the annual audited Consolidated statements of income and cash flows of TNCL for the Fiscal Year ended immediately prior to the date of determination, either individually, or together with such Subsidiary's Consolidated Subsidiaries, has Consolidated operating income equal to or greater than 5% or more of the Consolidated operating income of TNCL, provided that, if the Consolidated assets of TNCL attributable to the
     --------
     Guarantors aggregate less than the aggregate principal amount of all Consolidated indebtedness of TNCL that is not by its terms subordinated to the Obligations of the Loan Parties under this Agreement, in each case as determined by reference to the annual audited Consolidated balance sheet of TNCL, then the Loan Parties shall promptly cause to become Guarantors such additional Subsidiaries as would cause the total assets of TNCL so attributable to the Guarantors hereunder to exceed the aggregate principal amount of such indebtedness, (B) any Subsidiary (other than a Subsidiary referred to in clause (ii) below) that is, immediately after the initial Borrowing, and any Subsidiary that thereafter becomes, a guarantor of any Public Senior Debt and (C) any Subsidiary that is required to be added as a Guarantor pursuant to Section 8.05.

               (ii) Upon the earlier of the first anniversary of the date hereof and the occurrence of an Event of Default, cause to become a Guarantor under this Agreement in a writing satisfactory in form and substance to the Administrative Agent, each of Advertiser Newspapers Limited, B.B.A.C. Pty. Limited, Control Investments Pty. Limited, FoxVideo, Inc., News Air H.K. Limited, News Group Boston, Inc., News Publishers Limited, Ordinto Investments, TCF Distributing, Inc., TENC, Inc., Times Newspapers Limited, Twentieth Century Fox International Corporation, Twentieth Century-Fox TV International, Inc. and World Publishing
     Services, Inc.; provided, however, that no such Person shall be required
                     --------  -------
     to become a Guarantor under this clause (ii) if it is not, at such time, a guarantor of any Public Senior Debt.

               (iii)  In the case of each Person that becomes a Guarantor under this Agreement, TNCL shall ensure that (x) before the execution of any guarantee under this Section 5.01(k), the Administrative Agent receives the items referred to in Section 3.01(f) in respect of the new Guarantor and its execution of the writing referred to above, and a certificate of an Authorized Officer of TNCL with respect to the representations and warranties in Section 4.01; (y) before, but not earlier than two Business Days before, execution of any guarantee under this Section 5.01(k) by any Guarantor that is a public company for the purposes of Section 234 of the Australian Corporations Law, such Guarantor executes and delivers to the Administrative Agent a certificate of a director and secretary of such Guarantor substantially in the form of Exhibit C-4 and in form and substance in compliance with Section 234(10) of the Australian Corporations Law; and (z) all laws (including, without limitation, if applicable, Part 3.2A of the Australian Corporations Law) in connection with the execution, validity and enforceability of a new guarantee under this Section 5.01(k) have been complied with; provided that clause (y) will not apply if (1)
                              --------
     Section 234 of the Australian Corporations Law has been repealed before the time of execution of the relevant new guarantee under this Section 5.01(k) or (2) the Administrative Agent is satisfied that, as a result of one or more elections made under Section 1376(2) of the Australian Corporations Law, Part 3.2A of the Australian Corporations Law applies to the exclusion of Section 234 of the Australian Corporations Law, before execution of the relevant new guarantee under this Section 5.01(k).

          SECTION 5.02.  Negative Covenants.  So long as any Advance shall
                         ------------------
remain unpaid or any Lender shall have any Commitment hereunder, no Loan Party will:

          (a) Liens, Etc.  Create, incur, assume or suffer to exist, or permit
              ----------
     any of its Subsidiaries to create, incur, assume or suffer to exist, any Lien on or with respect to any of its properties of any character (including, without limitation, accounts) whether now owned or hereafter acquired, or sign or file, or permit any of its Subsidiaries to sign or file, under the Uniform Commercial Code of any jurisdiction of the United States or under the laws of any other jurisdiction, a financing statement or other similar document that names such Loan Party or any of its Subsidiaries as debtor, or sign, or permit any of its Subsidiaries to sign, any security agreement authorizing any secured party thereunder to file such financing statement or other similar document, or assign, or permit any of its Subsidiaries to assign, any accounts or other right to receive income, excluding, however, from the operation of the foregoing
             ---------  -------
     restrictions the following:

                    (i) Existing Liens, and Liens replacing, extending or renewing any such Existing Liens upon or in the same property theretofore subject to such Existing Lien or the replacement, extension or renewal (without increase in the amount or change in any direct or contingent obligor) of the Debt secured by such Existing Lien;

                    (ii)   Permitted Liens;

                    (iii)  Liens securing Permitted AWAS
          Transactions;

                    (iv) Liens securing Debt permitted pursuant to Section 5.02(b) and other Obligations that are not otherwise permitted to be secured pursuant to this Section 5.02(a) and Attributable Debt, provided that the value of the aggregate assets of the Reporting Group
          --------
          encumbered by all such Liens shall not exceed 10% of the Consolidated Tangible Assets of the Reporting Group;

                    (v) Liens on the assets of Film Special Purpose Vehicles securing Debt incurred for the purpose of effecting Permitted Film Financings;

               (vi) Liens created in favor of (x) a producer or supplier of television programming or films or (y) any other Person in connection with the financing of the production, distribution, acquisition and/or syndication of television programming or films, in each case above on or with respect to distribution revenues and/or distribution rights which arise from or are attributable to such television programming or films;

               (vii) Liens under construction, performance and similar bonding arrangements entered into in the ordinary course of business;

               (viii) Liens on property purchased after the date of this Agreement provided that (A) any such Lien is created solely for the purpose of securing Debt incurred to finance the cost (including the cost of construction) of the item of property subject thereto and such Lien is created prior to, at the time of, or within 270 days after the later of, the acquisition, the completion of construction or the commencement of the full operation of such property, or for the purpose of securing Debt incurred to refinance any Debt previously so secured, (B) the principal amount of Debt secured by such Lien does not exceed 100% of such cost, (C) such Lien does not extend to or cover any other property other than such item or property and any improvements on such item, and (D) the incurrence of such Debt is permitted by Section 5.02(b);

               (ix) in the case of a Person becoming a member of the Reporting Group after the date of this Agreement, any Lien with respect to the assets of such Person at the time it became a member of the Reporting Group, provided that such Lien is not created in
                 --------
          contemplation of, or in connection with, such Person becoming a member of the Reporting Group;

               (x) Liens on accounts receivable in connection with any financing permitted pursuant to Section 5.02(b); and

              (xi) any extensions, renewals or replacements of any of the Liens referred to in the foregoing clauses (v), (viii) and (ix), provided such extensions, renewals or replacements are limited to all or part of the property securing the original Lien or any replacement of such property.

          (b)  Debt.  Create, incur, assume or suffer to exist, any Debt,
               ----
     unless, immediately after giving effect thereto, no Default shall have occurred and be continuing. For purposes of this covenant, the calculation of the Balance Sheet Leverage Ratio shall give pro forma effect only to both the incurrence of such Debt and the application of the proceeds thereof to the repayment of any other Debt, in each case to the extent includible in the calculation of such ratio.

          (c) Mergers, Etc.  Merge into or consolidate with any Person or permit
              ------------
     any Person to merge into it, or permit any of its Subsidiaries to do so, unless (i) to the extent such merger or consolidation is with any Borrower, such Borrower shall be the surviving corporation, provided that if such
                                                       --------
     merger or consolidation is among one or more Borrowers, any of such Borrowers may be the surviving corporation, (ii) to the extent such merger or consolidation is with TNCL, the surviving Person shall be a corporation organized under the laws of Australia or any political subdivision thereof, or under the laws of any State of the United States or under the laws of the United Kingdom, and (iii) to the extent such merger or consolidation is with a Guarantor other than TNCL, the surviving Person shall be a corporation organized in the same country of incorporation as such Guarantor prior to the merger or consolidation; provided, however, that, in
                                                     --------  -------
     each case, (A) after giving pro forma effect to such merger or consolidation, the Loan Parties could incur at least $1.00 of additional Debt pursuant to Section 5.02(b), (B) in the case of any merger or consolidation in which a Guarantor is a party, or, in the case of a merger or consolidation among one or more Borrowers, the corporation formed by such consolidation or into which such Guarantor or Borrower, as the case may be, shall be merged shall, at the effective time of such merger or consolidation, assume such Guarantor's or Borrower's Obligations under this Agreement and the performance of its covenants hereunder in writing satisfactory in form and substance to the Required Lenders and (C) there shall be no event at the time of or immediately after giving effect to such merger or consolidation that constitutes a Default.

          (d) Change in Nature of Business.  Change, or permit any of its
              ----------------------------
     Subsidiaries to change, the nature of the business of the Reporting Group taken as a whole as carried on at the date hereof.

          (e) Accounting Changes.  Make or permit, or permit any of its
              ------------------
     Subsidiaries to make or permit, any change in
     accounting policies or reporting practices, except as required by (i) the generally accepted accounting principles applicable in the jurisdiction in which such Person is organized on the date of this Agreement or (ii) as required by law, provided that TNCL may change its accounting policies or
                      --------
     reporting practices to conform to generally accepted accounting principles as in effect in the United States but, in such event, each Compliance Certificate delivered to the Lenders pursuant to Sections 5.03(b) and (c) shall be provided together with a reconciliation to A-GAAP in respect of the information reported therein.

          SECTION 5.03.  Reporting Requirements.  So long as any Advance shall
                         ----------------------
remain unpaid or any Lender shall have any Commitment hereunder, TNCL will furnish to the Lenders:

          (a) Default Notice.  As soon as possible and in any event within five
              --------------
     days after a Responsible Officer becomes aware of a Default that is continuing on the date of such statement, a statement of the Chief Financial Officer or Group General Counsel of TNCL setting forth details of such Default and the action that the Reporting Group has taken and proposes to take with respect thereto.

          (b) Quarterly Financials.  As soon as available and in any event
              --------------------
     within 60 days after the end of each of the first three quarters of each Fiscal Year, a Consolidated balance sheet of TNCL as of the end of such quarter and Consolidated statements of income and cash flows of TNCL for the period commencing at the end of the previous Fiscal Year and ending with the end of such quarter, setting forth in comparative form, in the case of the balance sheet, the figures for the corresponding fiscal quarter in the preceding Fiscal Year from the audited balance sheet for such Fiscal Year and, in the case of the statements of income and cash flow, the corresponding figures for the corresponding period of the preceding Fiscal Year, all in reasonable detail and duly certified (subject to year-end audit adjustments) by the chief financial officer of TNCL as having been prepared in accordance with A-GAAP, together with a Compliance Certificate with respect to the period commencing at the end of the previous Fiscal Year and ending with the end of such quarter.

          (c) Annual Financials.  As soon as available and in any event within
              -----------------
     120 days after the end of each Fiscal Year (i) a copy of the annual audit report for such year for TNCL, including therein a Consolidated balance sheet of TNCL as of the end of such fiscal year and Consolidated statements of income and cash flows of TNCL for such Fiscal Year, in each case accompanied by an unqualified (except to the extent any qualification stated therein relates solely to the effect of any change in generally accepted accounting principles applicable to TNCL) opinion of Arthur Andersen or other independent public accountants of recognized standing acceptable to the Required Lenders, and (ii) a Compliance Certificate with respect to the period commencing at the end of the previous Fiscal Year and ending with the end of such Fiscal Year. In addition, concurrent with the delivery of the reports required by this Section 5.03(c) (or promptly upon such later date as such information becomes publicly available), TNCL shall deliver to the Lenders statutory accounts for BSkyB and its Subsidiaries.

          (d)  [Intentionally Omitted]

          (e)  ERISA Events; Plan Terminations; Notices, Etc.  (i) Promptly and
               ---------------------------------------------
     in any event within 10 days after any Loan Party or any of its ERISA Affiliates knows or has reason to know that any ERISA Event with respect to any Loan Party or any of its ERISA Affiliates has occurred, a statement of the chief financial officer of TNCL describing such ERISA Event and the action, if any, that such Loan Party or such ERISA Affiliate has taken and proposes to take with respect thereto; (ii) promptly and in any event within two Business Days after receipt thereof by any Loan Party or any of its ERISA Affiliates, copies of each notice from the PBGC stating its intention to terminate any Plan of any Loan Party or any of its ERISA Affiliates or to have a trustee appointed to administer any such Plan;
     (iii) promptly and in any event within five Business Days after receipt thereof by any Loan Party or any of its ERISA Affiliates from the sponsor of a Multiemployer Plan of any Loan Party or any of its ERISA Affiliates, copies of each notice concerning (A) the imposition of Withdrawal Liability by any such Multiemployer Plan, (B) the reorganization or termination, within the meaning of Title IV of ERISA, of any such Multiemployer Plan or
     (C) the amount of liability incurred, or that may be incurred, by such Loan Party or any of its ERISA Affiliates in connection with any event described in clause (A) or (B) provided, however, that there shall be no obligation
                          --------  -------
     to notify the Administrative Agent and the Lenders and/or send copies of any notices referenced under this Section 5.03(e) unless in connection with any or all such events specified hereunder, the Loan Parties and their ERISA Affiliates have incurred or are reasonably likely to incur liability that in the aggregate exceeds $100,000,000.

          (f) Litigation.  Promptly and in any event within 10 days after a
              ----------
     Responsible Officer becomes aware of the commencement thereof, notice of all actions, suits, investigations, litigation and proceedings before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (i) affecting any Loan Party or any of its Subsidiaries of the type described in Section 4.01(i) or (ii) that challenge the transactions contemplated by this Agreement (including, without limitation, the rights of any Borrower to borrow hereunder, the use of the proceeds of any Borrowing hereunder or the performance by any Loan Party of its Obligations hereunder) or that base any claim against any Loan Party on such transactions.

          (g) Securities Reports.  Promptly and in any event within 15 days
              ------------------
     after the sending or filing thereof, copies of all material regular, periodic and special reports, and all registration statements, that any member of the Reporting Group files with the Securities and Exchange Commission or any governmental authority that may be substituted therefor, or with any national securities exchange.

          (h) Environmental Conditions.  Promptly and in any event within 10
              ------------------------
     days after a Responsible Officer becomes aware of the occurrence thereof, notice of any condition or occurrence on any property of any member of the Reporting Group that results in noncompliance by any member of the Reporting Group with any Environmental Law or Environmental Permit to the extent such noncompliance would be reasonably likely to have a Material Adverse Effect or would be reasonably likely to (i) form the basis of an Environmental Action against any member of the Reporting Group or such property that would be reasonably likely to have a Material Adverse Effect or (ii) cause any such property to be subject to any restrictions on ownership, occupancy, use or transferability under any Environmental Law, which restrictions would be reasonably likely to have a Material Adverse Effect.

          (i) Tax Reporting.  To the extent any amount or adjustment of Taxes
              -------------
     described herein would be reasonably likely to have a Material Adverse Effect, promptly and in any event within 20 days after the receipt of notice thereof or taking of such action, as the case may be, notice of (i) the amount of, the alleged basis for, and the determination of any adjustment in Taxes, which determinaton is proposed in writing by any taxing authority; (ii) the disclosure by any Loan Party of any amount of Taxes associated with any U.S. tax return, which disclosure was made for the purpose of avoiding penalties or additions to tax because of one or more aggressive tax return positions; and (iii) the determination of any request for a ruling or determination letter, which determination involves an amount of Taxes from any taxing authority, and an amount of Taxes that is the subject of a request for a ruling or a determination letter from a taxing authority.

          (j) Other Information.  Such other information respecting the
              -----------------
     business, condition (financial or otherwise), operations, performance, properties or prospects of each member of the Reporting Group as any Lender may, through the Administrative Agent, from time to time reasonably request.

          SECTION 5.04.  Financial Covenants.  So long as any Advance shall
                         -------------------
remain unpaid or any Lender shall have any Commitment hereunder, the Reporting Group will:

          (a) Leverage Ratios.  Maintain (i) at all times during each Fiscal
              ---------------
     Year a ratio (the "Balance Sheet Leverage Ratio") of Consolidated total
                        ----------------------------
     liabilities plus Excess Guaranty Debt of TNCL to Consolidated total assets
                 ----                              --
     of TNCL, each determined in accordance with A-GAAP, of not more than 0.65, provided that the determination of Consolidated total assets shall reflect
     --------
     any revaluation of intangible assets after June 30, 1992 only to the extent of 70% of the incremental increase in the valuation thereof after such date as such valuation is determined by a qualified independent appraiser, and

               (ii)  a ratio (the Operating Income Leverage Ratio") determined
                                  --------------------------------
          on the last day of each fiscal quarter of TNCL for the Rolling Period then ended of the aggregate principal amount, without duplication, of Consolidated Debt of the Reporting Group described in clauses (a), (c) and (e) of the definition of Debt, Excess Guaranty Debt, all Obligations, contingent or otherwise, of the Reporting Group under acceptance, letter of credit, note purchase or other discounting arrangement or similar facilities and any indemnity given in respect of any of such facilities or arrangements (other than any letter of credit in support of trade payables incurred in the ordinary course of
          business) that either do not represent solely   a contingent
          Obligation of any member of the Reporting Group or represent a contingent Obligation of a member of the Reporting Group in respect of a letter of credit issued in support of Obligations that constitute Debt of any Person described in clauses (a) or (c) of such definition of Debt, and preference shares that constitute debt under Australian or United States generally accepted accounting principles to Consolidated
                                                          --
          Adjusted Operating Income of TNCL for such Rolling Period of not more than 5.75.

For purposes of calculating the aggregate principal amount of Consolidated Debt of TNCL on any such date, (A) there shall be excluded from such calculation any amount in respect of Investment Preferred Stock, Permitted Film Financings, Permitted AWAS Transactions and Negative Pickup Arrangements and Capitalized Lease Obligations incurred in connection with the leasing of satellite transponders and (B) the currency exchange rate used for such calculation shall be the rate used in the annual or quarterly balance sheet for such date; provided, however, that, if TNCL determines that an average exchange rate is a
--------  -------
more accurate reflection of the value of such currency over such Rolling Period, the currency exchange rate used may be, at the option of TNCL, the currency exchange rate used for the income statements of TNCL for such fiscal quarter.

          (b) Interest Coverage Ratio.  Maintain a ratio (the "Interest Coverage
              -----------------------                          -----------------
Ratio") of Consolidated Adjusted Operating Income of TNCL for each Rolling
-----
Period set forth below to Consolidated Interest Expense of TNCL for such Rolling
                       --
Period of not less than 2.25.


                                   ARTICLE VI

                               EVENTS OF DEFAULT

          SECTION 6.01.  Events of Default.  If any of the following events
                         -----------------
("Events of Default") shall occur and be continuing:
-------------------

          (a) any Loan Party shall fail to pay (i) any principal or Face Value Amount, as the case may be, of any Advance when the same becomes due and payable or (ii) any amount of interest on any Advance or any other payment under this Agreement within five (5) days after the same becomes due and payable; or

          (b) any representation or warranty made by any Loan Party (or any of its officers) under or in connection with this Agreement shall prove to have been incorrect in any material respect when made; or

          (c) any member of the Reporting Group shall fail to perform or observe any term, covenant or agreement contained in clause (k) of Section 5.01,
     Section 5.02, clauses (a) through (c) and (e) through (i) of Section 5.03, or Section 5.04; or

          (d) any member of the Reporting Group shall fail to perform any other term, covenant or agreement contained in this Agreement on its part to be performed or observed if such failure shall remain unremedied for 15 days after the date on which written notice thereof shall have been given to TNCL by the Administrative Agent or any Lender; or

          (e) any member or members of the Reporting Group shall fail to pay any principal of, premium or interest on or any other amount payable in respect of any Debt that is outstanding in a Dollar Equivalent principal amount equal to or greater than US$100,000,000 (but excluding Debt outstanding under this Agreement) of such member or members, when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt; or any other event shall occur or condition shall exist under any agreement or instrument relating to any such Debt and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such event or condition is to accelerate, or to permit the acceleration of, the maturity of such Debt or otherwise to cause, or to permit the holder thereof to cause, such Debt to mature; or any such Debt shall be declared by the holders thereof to be due and payable or required to be prepaid or redeemed (other than by a regularly scheduled required prepayment or redemption), purchased or defeased, or an offer to prepay, redeem, purchase or defease such Debt shall be required by the holders thereof to be made, in each case prior to the stated maturity thereof; or

          (f) any Loan Party shall not pay its debts generally as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against any Loan Party seeking (otherwise than for the purpose of a solvent amalgamation or reconstruction) to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, receiver and manager, trustee, administrator, custodian or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it) that is being diligently contested by it in good faith, either such proceeding shall remain undismissed or unstayed for a period of 60 days or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, receiver and manager, trustee, administrator, custodian or other similar official for, it or any substantial part of its property) shall occur; or any Loan Party shall take any corporate action to authorize or any shareholder resolution shall be taken to effect any of the actions set forth above in this subsection (f); or any event analagous to or having a substantially similar effect to any of the events specified in this subsection (f), other than any solvent reorganization, shall occur under the laws of any applicable jurisdiction with respect to any Loan Party; or

          (g) any judgments or orders shall be rendered against any member or members of the Reporting Group for the payment of money in a Dollar Equivalent amount in excess of US$150,000,000 in the aggregate and either
     (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order or (ii) there shall be any period of 30 consecutive days during which a stay of enforcement of any such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

          (h) any non-monetary judgment or order shall be rendered against any member of the Reporting Group that would be reasonably likely to have a material adverse effect on the business, condition (financial or otherwise), operations, performance or properties of the Reporting Group taken as a whole, and there shall be any period of 30 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

          (i) this Agreement shall for any reason cease to be valid and binding on or enforceable against any Loan Party in any material respect, or any such Loan Party shall so state in writing; or

          (j) (A) K. Rupert Murdoch, while alive and not mentally or physically incapacitated, ceases to be actively involved in the management of the Reporting Group; or (B) the Murdoch Family ceases to hold or control, in the aggregate, shares or other stock representing at least 20% of the voting rights of TNCL; or (C) any Person not controlled by the Murdoch Family shall control or be entitled to control by contract or otherwise a percentage of the equity voting capital of TNCL greater than that held by the Murdoch Family at such time. For the purposes of this clause (j): (1) a share shall be deemed held by the Murdoch Family if it is held by or on behalf of any one or more of the following: (x) K. Rupert Murdoch, his wife, parent or more remote forebear, child or more remote issue, or brother or sister or child or more remote issue of a brother or sister; or
     (y) any Person directly or indirectly controlled by one or more of the members of the Murdoch Family described above (a "Controlled Person"); and
                                                       -----------------
     (2) a trust and the trustees of such trust shall be deemed to be controlled by any one or more members of the Murdoch Family if a majority of the trustees of such trust are members of the Murdoch Family or may be removed or replaced by any one or more of the members of the Murdoch Family and/or Controlled Persons; or

          (k) (i) any ERISA Event shall have occurred with respect to a Plan of any Loan Party or any ERISA Affiliate of any Loan Party or (ii) any Loan Party or any ERISA Affiliate of any Loan Party shall have been notified by the sponsor of a Multiemployer Plan of any Loan Party or any ERISA Affiliate of any Loan Party (A) that it has incurred Withdrawal Liability to such Multiemployer Plan or (B) that such Multiemployer Plan is in reorganization or is being terminated within the meaning of Title IV of ERISA, and the sum of (x) the Insufficiencies of all such Plans with respect to which an ERISA Event shall have occurred and then exist (or the liability of the Loan Parties and their ERISA Affiliates related to such ERISA Event), (y) the aggregate of amounts required to be paid to Multiemployer Plans by the Loan Parties and their ERISA Affiliates as Withdrawal Liability (determined as of the date of notification by the sponsor) and (z) the present value of any increases in the aggregate annual contributions of the Loan Parties and their ERISA Affiliates to all Multiemployer Plans that are then in reorganization or being terminated over the amounts contributed to such Multiemployer Plans for the plan year immediately preceding the plan year in which reorganization or termination occurs, exceeds $150,000,000; or
then, and in any such event, the Administrative Agent (i) shall at the request, or may with the consent, of the Required Lenders, by notice to TNCL, declare the obligation of each Appropriate Lender to make Advances to be terminated, whereupon the same shall forthwith terminate, and (ii) shall at the request, or may with the consent, of the Required Lenders, by notice to TNCL, declare the principal amount or Face Value Amount, as the case may be, of the Advances, all interest thereon and all other amounts payable under this Agreement to be forthwith due and payable, whereupon the Advances, all such interest and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by each Loan Party; provided, however, that in the event of an actual or
                           --------  -------
deemed entry of an order for relief with respect to any Loan Party under the U.S. Federal Bankruptcy Code, (x) the obligation of each Lender to make Advances shall automatically be terminated and (y) the principal amount or the Face Value Amount, as the case may be, of the Advances, all such interest and all such amounts shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by each Loan Party.

          SECTION 6.02.  Cash Cover in Event of Default.  (a) Where the
                         ------------------------------
principal amount or the Face Value Amount, as the case may be, of the Advances is declared to be, or becomes payable, pursuant to Section 6.01, the obligation to pay Facility B Advances and Facility C Advances in Australian Dollars shall be satisfied by the Australian Dollar Borrower paying to the Australian Agent cash cover in an amount equal to the Face Value Amount of all Bill Advances and Cash Advances in Australian Dollars then outstanding to such Borrower under Facility B and Facility C, and the Australian Dollar Borrower shall immediately pay the cash cover specified in such notice to the Australian Agent in same day funds in Australian Dollars.

          (b) All amounts paid by the Australian Dollar Borrower to the Australian Agent pursuant to this Section 6.02 shall be deposited in an account of the Australian Agent and shall be paid by the Australian Agent to each Facility B Lender and Facility C Lender ratably (based on the proportion of (A) the Original Dollar Equivalent amount of such Facility B Advances and Facility C Advances in Australian Dollars owed to such Facility B Lender or Facility C Lender, as the case may be, under this Agreement at such time to (B) the Original Dollar Equivalent amount of the Advances in Australian Dollars owed to all Facility B Lenders and Facility C Lenders at such time) to pay the aggregate Face Value Amount of their Bill Advances and Cash Advances in Australian Dollars then outstanding on the last day of each successive

Interest Period in respect thereof until all such amounts held therefor have been repaid. Any interest actually earned on such deposits shall be held by the Australian Agent and may be applied by the Australian Agent to discharge amounts due to any Lenders under this Agreement until the Australian Agent is satisfied that every Advance under this Agreement has been paid in full and no other amounts are due and payable or are to, or may, become due and payable, and upon such time the Australian Agent shall pay such amount to the Australian Dollar Borrower.

          (c) All amounts paid by the Australian Dollar Borrower and otherwise held for the Facility B Lenders and Facility C Lenders pursuant to this Section
6.02 shall be subject to the provisions of Section 2.11.


                                  ARTICLE VII

                            THE ADMINISTRATIVE AGENT
                              THE AUSTRALIAN AGENT

          SECTION 7.01.  Authorization and Action.  Each Lender hereby appoints
                         ------------------------
and authorizes each Appropriate Agent to take such action as agent on its behalf and to exercise such powers and discretion under this Agreement as are delegated to such Appropriate Agent by the terms hereof and thereof, together with such powers and discretion as are reasonably incidental thereto. As to any matters not expressly provided for by this Agreement (including, without limitation, enforcement or collection of the Debt resulting from the Advances), the Appropriate Agents shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders, and such instructions shall be binding upon all Lenders; provided, however, that the Appropriate Agents shall not be required to take any
--------  -------
action that exposes the Appropriate Agents to personal liability or that is contrary to this Agreement or applicable law. Each Appropriate Agent agrees to give to each Lender prompt notice of each notice given to it by the Loan Parties pursuant to the terms of this Agreement.

          SECTION 7.02.  Appropriate Agent's Reliance, Etc.  Neither Appropriate
                         ---------------------------------
Agent nor any of their directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with this Agreement, except for its or their own gross negligence or willful misconduct. Without limitation of the generality of the foregoing, each Appropriate Agent: (i) may treat the Lender that made any Advance as the holder of the Debt resulting therefrom until the Appropriate Agent receives and accepts an Assignment and Acceptance entered into by such Lender, as assignor or novator, and an Eligible Assignee, as assignee or novatee, as provided in Section 9.07; (ii) may consult with legal counsel (including counsel for any Loan Party), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (iii) makes no warranty or representation to any Lender and shall not be responsible to any Lender for any statements, warranties or representations made in or in connection with this Agreement; (iv) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement on the part of any Loan Party or to inspect the property (including the books and records) of any Loan Party; (v) shall not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto; and
(vi) shall incur no liability under or in respect of this Agreement by acting upon any notice, consent, certificate or other instrument or writing (which may be by telegram, telecopy or telex) believed by it to be genuine and signed or sent by the proper party or parties.

          SECTION 7.03.  Citibank, Citisecurities and Affiliates.  With respect
                         ---------------------------------------
to its Commitments and the Advances made by it, Citibank and Citisecurities shall each have the same rights and powers under this Agreement as any other Lender and may exercise the same as though they were not the Appropriate Agents; and the term "Lender" or "Lenders" shall, unless otherwise expressly indicated, include Citibank in its individual capacity. Citibank, Citisecurities and their affiliates may accept deposits from, lend money to, act as trustee under indentures of, accept investment banking engagements from and generally engage in any kind of business with, any Loan Party, any of its Subsidiaries and any Person who may do business with or own securities of any Loan Party or any such Subsidiary, all as if Citibank and Citisecurities were not the Appropriate Agents and without any duty to account therefor to the Lenders.

          SECTION 7.04.  Lender Credit Decision.  Each Lender acknowledges that
                         ----------------------
it has, independently and without reliance upon the Appropriate Agents or any other Lender and based on the financial statements referred to in Section 4.01 and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Appropriate Agents, any Arranger, Agent, Co-Agent, Lead Manager or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement.

          SECTION 7.05.  Indemnification.  (a) Each Lender severally agrees to
                         ---------------
indemnify the Appropriate Agents (to the extent not promptly reimbursed by the Loan Parties) from and against such Lender's ratable share (determined as provided below) of any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever that may be imposed on, incurred by, or asserted against the Appropriate Agents in any way relating to or arising out of this Agreement or any action taken or omitted by the Appropriate Agents under this Agreement; provided, however, that no Lender shall be liable for any portion of
           --------  -------
such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from an Appropriate Agent's gross negligence or willful misconduct. Without limitation of the foregoing, each Lender agrees to reimburse the Appropriate Agents promptly upon demand for its ratable share (which share shall be equal to the ratio of (x) the Dollar Equivalent of the sum of (A) such Lender's aggregate unused Commitments under Facility A, Facility B and Facility C and (B) the aggregate principal amount or Adjusted Face Value Amount, as the case may be, outstanding of the Advances made by such Lender under Facility A, Facility B and Facility C to (y) the Dollar Equivalent of the sum of (A) the aggregate unused Commitments of the Lenders under Facility A, Facility B and Facility C and (B) the aggregate principal amount or Adjusted Face Value Amount, as the case may be, outstanding of the Advances made by the Lenders under Facility A, Facility B and Facility C; provided that, in the event that any Defaulted Advance shall be owing by any
--------
Defaulting Lender at any time, such Lender's Commitment with respect to the Facility under which such Defaulted Advance was required to have been made shall be considered to be unused for purposes of the determination of such Lender's ratable share (determined as provided above to the extent of such Defaulted Advance) of any costs and expenses payable by the Borrowers under Section 9.04, to the extent that the Appropriate Agents are not promptly reimbursed for such costs and expenses by the Loan Parties. The failure of any Lender to reimburse an Appropriate Agent promptly upon demand for its ratable share of any amount required to be paid by the Lenders to such Appropriate Agent as provided herein shall not relieve any other Lender of its obligation hereunder to reimburse such Appropriate Agent for its ratable share of such amount, but no Lender shall be responsible for the failure of any other Lender to reimburse such Appropriate Agent for such other Lender's ratable share of such amount.

          (b) Notwithstanding anything to the contrary in Section 7.05(a), in the event an Appropriate Agent submits to a Loan Party a request for an indemnity for Other Taxes pursuant to Section 2.10(c) and such Loan Party notifies such Appropriate Agent that no payment is due pursuant to Section 2.10(h)(ii) of this Agreement, the applicable Lender shall indemnify such Appropriate Agent for any payment of such Other Taxes which resulted directly from such Lender's change in account, permanent establishment or other branch through which such Lender receives any payment pursuant to this Agreement and which Other Taxes were paid by such Appropriate Agent to the relevant taxation authority.

          SECTION 7.06.  Successor Agents.  An Appropriate Agent may resign as
                         ----------------
to one or more of the Facilities at any time by giving written notice thereof to the Lenders and the Borrowers and may be removed as to any of the Facilities at any time with or without cause by the Required Lenders. Upon any such resignation or removal, the Required Lenders shall have the right to appoint a successor Appropriate Agent as to such of the Facilities as to which such Appropriate Agent has resigned or been removed. If no successor Appropriate Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the retiring Appropriate Agent's giving of notice of resignation or the Required Lenders' removal of the retiring Appropriate Agent, then the retiring Appropriate Agent may, on behalf of the Lenders, appoint a successor Appropriate Agent, which shall be a commercial bank having a combined capital and surplus of at least $5,000,000,000. Upon the acceptance of any appointment as Appropriate Agent hereunder by a successor Appropriate Agent as to any of the Facilities, such successor Appropriate Agent shall succeed to and become vested with all the rights, powers, discretion, privileges and duties of the retiring Appropriate Agent, and the retiring Appropriate Agent shall be discharged from its duties and obligations under this Agreement. Upon the acceptance of any appointment as Appropriate Agent hereunder by a successor Appropriate Agent as to only one of the Facilities, such successor Appropriate Agent shall succeed to and become vested with all the rights, powers, discretion, privileges and duties of the retiring Appropriate Agent as to such Facility, other than with respect to funds transfers and other similar aspects of the administration of Borrowings under such Facility and payments by the Borrowers in respect of such Facility, and the retiring Appropriate Agent shall be discharged from its duties and obligations under this Agreement as to such Facility, other than as aforesaid. After any retiring Appropriate Agent's resignation or removal hereunder as Appropriate Agent as to any of the Facilities, the provisions of this Article VII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was an Appropriate Agent as to any Facility under this Agreement.

          SECTION 7.07.  The Australian Agent.  Each of the Loan Parties and the
                         --------------------
Lenders agree that the Australian Agent shall be entitled to the same rights and benefits under this Agreement as are afforded to the Administrative Agent.


                                  ARTICLE VIII

                                    GUARANTY

          SECTION 8.01.  Guaranty; Limitation of Liability; Taxes.  (a) Each
                         ----------------------------------------
Guarantor hereby jointly and severally unconditionally guarantees (the undertaking by each Guarantor contained in this Article VIII being the "Guaranty") the punctual payment when due, whether at stated maturity, by
 --------
acceleration or otherwise, of all Obligations of all other Loan Parties now or hereafter existing under this Agreement, whether for principal, interest, fees, expenses or otherwise (such Obligations being the "Guaranteed Obligations"), and
                                                   ----------------------
agrees to pay any and all expenses (including counsel fees and expenses) incurred by the Administrative Agent or the Lenders in enforcing any rights under this Guaranty. Without limiting the generality of the foregoing, each Guarantor's liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by any Borrower to the Administrative Agent or the Lenders under this Agreement but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such Borrower.

          (b) The liability of each Guarantor that is organized under the laws of any State of the United States (each such Guarantor, a "U.S. Guarantor")
                                                           --------------
under this Guaranty, other than in respect of the Guaranteed Obligations of any Borrower that is a Subsidiary of such U.S. Guarantor, shall not exceed the greater of (i) 95% of the Adjusted Net Assets of such U.S. Guarantor on the date of delivery hereof and (ii) 95% of the Adjusted Net Assets of such U.S. Guarantor on the date of any payment hereunder. "Adjusted Net Assets" of any
                                                  -------------------
U.S. Guarantor at any date means the lesser of (x) the amount by which the fair value of the property of such U.S. Guarantor exceeds the total amount of liabilities, including, without limitation, contingent liabilities, but excluding liabilities under this Agreement, of such U.S. Guarantor at such date and (y) the amount by which the present fair salable value of the assets of such U.S. Guarantor at such date exceeds the amount that will be required to pay the probable liability of such U.S. Guarantor on its debts, excluding debt in respect of this Agreement, as they become absolute and matured.

          SECTION 8.02.  Guaranty Absolute.  Each Guarantor guarantees that the
                         -----------------
Guaranteed Obligations will be paid strictly in accordance with the terms of this Agreement, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Administrative Agent or the Lenders with respect thereto. The Obligations of each Guarantor under this Guaranty are independent of the Guaranteed Obligations, and a separate action or actions may be brought and prosecuted against each Guarantor to enforce this Guaranty, irrespective of whether any action is brought against the Borrowers or whether the Borrowers are joined in any such action or actions. The liability of each Guarantor under this Guaranty shall be absolute and unconditional irrespective of:

          (a) any lack of validity or enforceability of this Agreement or any other agreement or instrument relating to this Agreement;

          (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations, or any other amendment or waiver of or any consent to departure from this Agreement, including, without limitation, any increase in the Guaranteed Obligations resulting from the extension of additional credit to the Borrowers or any of their Subsidiaries or otherwise;

          (c) any taking, exchange, release or non-perfection of any collateral, or any taking, release or amendment or waiver of or consent to departure from this Agreement for all or any of the Guaranteed Obligations;

          (d) any change, restructuring or termination of the corporate structure or existence of the Borrowers or any of their Subsidiaries;

          (e) any other circumstance (including, without limitation, any statute of limitations) that might otherwise constitute a defense available to, or a discharge of, the Borrowers or any Guarantor; or

          (f) any manner of application of collateral, or proceeds thereof, to all or any of the Guaranteed Obligations, or any manner of sale or other disposition of any collateral for all or any of the Guaranteed Obligations or any other assets of any Borrower.

This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by the Administrative Agent or any Lender upon the insolvency, bankruptcy or reorganization of any Borrower or otherwise, all as though such payment had not been made.

          SECTION 8.03.  Waivers.  (a) Each Guarantor hereby waives promptness,
                         -------
diligence, notice of acceptance and any other notice with respect to any of the Guaranteed Obligations and this Agreement.

          (b) Each Guarantor hereby irrevocably waives any claim or other rights that it may now or hereafter acquire against any Borrower that is organized under the laws of any State of the United States (a "U.S. Borrower") or U.S.
                                                     -------------
Guarantor that arise from the existence, payment, performance or enforcement of each Guarantor's Obligations under this Agreement or any other related agreement, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of the Administrative Agent or any Lender against any U.S. Borrower or U.S. Guarantor, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from any U.S. Borrower or any U.S. Guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right. If any amount shall be paid to the Guarantors in violation of the preceding sentence at any time prior to the later of the indefeasible cash payment in full of the Guaranteed Obligations and all other amounts payable under this Agreement and the Termination Date, such amount shall be held in trust for the benefit of the Administrative Agent and the Lenders and shall forthwith be paid to the Administrative Agent to be credited and applied to the Guaranteed Obligations and all other amounts payable under this Agreement, whether matured or unmatured, in accordance with the terms of this Agreement. Each Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by this Agreement and that the waiver set forth in this subsection is knowingly made in contemplation of such benefits. Notwithstanding the foregoing, the obligation to hold amounts in trust shall not have effect to the extent that it would otherwise create or take effect as a charge or security interest over such amounts.

          SECTION 8.04.  Continuing Guaranty; Assignments Under this Agreement.
                         -----------------------------------------------------
This Guaranty is a continuing guaranty and shall (a) remain in full force and effect until the later of the indefeasible cash payment in full of the Guaranteed Obligations and all other amounts payable under this Agreement and the Termination Date, (b) be binding upon each Guarantor, its successors and assigns permitted hereunder and (c) inure to the benefit of and be enforceable by the Lenders, each Appropriate Agent and their successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), any Lender may assign or otherwise transfer all or any portion of its rights and obligations under this Agreement to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise, as more fully set forth in Section 9.07.

          SECTION 8.05.  Release of Guarantors.  A Guarantor shall be released
                         ---------------------
from its Obligations under this Guaranty (i) upon the unconditional and full release of such Guarantor by the Required Lenders in a writing in form and substance satisfactory to the Required Lenders, provided that TNCL shall not be
                                                --------
released as a Guarantor without the consent of all of the Lenders or (ii) so long as no Event of Default has occurred and is continuing, automatically, without any further action on the part of the Lenders, upon the request of TNCL and immediately prior to the release of such Guarantor as a guarantor of all Public Senior Debt of which such Guarantor is a guarantor, if the Consolidated operating income of such Guarantor is less than 5% of the Consolidated operating income of TNCL as determined by reference to (A) the audited statements of income and cash flow of TNCL for the Fiscal Year ended immediately prior to such date of determination, and (B) the unaudited statements of income and cash flow of such Guarantor for the Rolling Period ended on the last day of the fiscal quarter ended immediately prior to the date of determination, duly certified by the Chief Financial Officer of TNCL as having been prepared in accordance with generally accepted accounting principles applicable to TNCL, which certificate shall also certify (x) the percentage of TNCL's Consolidated operating income represented by such Guarantor and (y) that there are no other Subsidiaries of TNCL that as of such date have Consolidated operating income of 5% or greater of the Consolidated operating income of TNCL or, to the extent that there are such Subsidiaries, such Subsidiaries shall be added as Guarantors pursuant to Section 5.01(k), provided that, if at any time and for any reason such Subsidiary is
         --------
deemed to be or otherwise becomes reinstated as a guarantor under any such Public

Senior Debt, such Subsidiary shall automatically be reinstated as a Guarantor under this Guaranty without any further action on the part of such Guarantor or the Lenders; and provided further that no Guarantor that is also a Borrower
                 -------- -------
shall be released unless it is simultaneously removed as a Borrower in accordance with Section 9.11.


                                   ARTICLE IX

                                 MISCELLANEOUS

          SECTION 9.01.  Amendments, Etc.  No amendment or waiver of any
                         ---------------
provision of this Agreement, nor consent to any departure by any Loan Party therefrom, shall in any event be effective unless the same shall be in writing and signed by the Required Lenders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that (a) no amendment, waiver or consent shall, unless
       --------  -------
in writing and signed by all the Lenders (other than any Lender that is, at such time, a Defaulting Lender), do any of the following at any time: (i) waive any of the conditions specified in Section 3.01 or, in the case of the initial Borrowing, 3.02, (ii) change the percentage of the Commitments or of the aggregate unpaid principal amount or Face Value Amount of the Advances, or the number of Lenders, that shall be required for the Lenders or any of them to take any action hereunder, (iii) amend this Section 9.01, (iv) increase the Commitments of any Lender or subject any Lender to any additional obligations,
(v) reduce the interest payable on the Advances or any fees or other amounts (other than the principal or Face Value Amount of the Advances) or (vi) postpone any date fixed for any payment of principal or Face Value Amount of the Advances or any fees or other amounts payable hereunder and (b) no amendment, waiver or consent shall, unless in writing and signed by the Required Lenders and each Lender that holds or is owed Obligations that are modified by such amendment, waiver or consent, (i) reduce the principal or Face Value Amount of the Advances payable to such Lender or (ii) change the order of application of any prepayment set forth in Section 2.05 in any manner that materially affects such Lender; provided further that no amendment, waiver or consent shall, unless in writing
-------- -------
and signed by the Appropriate Agents in addition to the Lenders required above to take such action, affect the rights or duties of the Appropriate Agents under this Agreement.

          SECTION 9.02.  Notices, Etc.  All notices and other communications
                         ------------
provided for hereunder shall be in writing (including telegraphic, telecopy or telex communication) and mailed by certified mail return receipt requested, telegraphed, telecopied or telexed or delivered, if to any Loan Party, to the telecopy or telex number or at its address specified opposite its name on Part III of Schedule 1 hereto, with a copy to the Group General Counsel of TNCL at 1211 Avenue of the Americas, New York, NY 10036; if to any Facility A Lender or Facility C Lender, at its LIBOR Lending Offices, or if to any Facility B Lender or Facility C Lender, at its Australian Dollar Lending Office; if to any Guarantor, to the telecopy or telex number or at its address specified opposite its name on Part III of
Schedule 1 hereto, with a copy to the Group General Counsel of TNCL at 1211 Avenue of the Americas, New York, NY 10036; and if to the Administrative Agent, at its address at 399 Park Avenue, New York, New York 10043, Attention: Judith Fishlow, or to the Australian Agent, at its address at 10th Level, Citibank Centre, 1 Margaret Street, Sydney, NSW 2000, Australia, Attention: Celle Raguine; or, as to each party, at such other address or, in the case of any Loan Party, at such telecopy or telex number, as shall be designated by such party in a written notice to the other parties. All such notices and communications shall, when mailed, telegraphed, telecopied or telexed, be effective when deposited in the mails, delivered to the telegraph company, transmitted by telecopier or confirmed by telex answerback, respectively, except that notices and communications to either Appropriate Agent pursuant to Article II, III or VII shall not be effective until received by the Administrative Agent.

          SECTION 9.03.  No Waiver; Remedies.  No failure on the part of any
                         -------------------
Lender or the Administrative Agent to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

          SECTION 9.04.  Costs and Expenses.  (a) TNCL agrees to pay on demand
                         ------------------
(i) all reasonable costs and expenses, together with, in each case, value added tax or similar tax thereon, of each Appropriate Agent and the Arrangers in connection with the preparation, execution, delivery, administration, modification and amendment of this Agreement (including, without limitation, (A) all reasonable due diligence, syndication, meals, lodging, transportation and all other reasonable out-of-pocket expenses and (B) the reasonable fees and expenses of counsel (which shall include only one counsel in each jurisdiction together with one additional intellectual property counsel and one additional communications counsel in such jurisdiction) for the Appropriate Agents and the Arrangers, collectively, with respect thereto, with respect to advising each Appropriate Agent and Arranger as to its rights and responsibilities, or the perfection, protection or preservation of rights or interests, under this Agreement, with respect to negotiations with any Loan Party or with other creditors of any Loan Party or any of its Subsidiaries arising out of any Default or any events or circumstances that may give rise to a Default and with respect to presenting claims in or otherwise participating in or monitoring any bankruptcy, insolvency or other similar proceeding involving creditors' rights generally and any proceeding ancillary thereto) and (ii) all costs and expenses of each Appropriate Agent and the Lenders in connection with the enforcement of this Agreement, whether in any action, suit or litigation, any bankruptcy, insolvency or other similar proceeding affecting creditors' rights generally or otherwise (including, without limitation, the reasonable fees and expenses of counsel (which shall include only one counsel in each jurisdiction together with one additional intellectual property counsel and one additional communications counsel) for the Appropriate Agents and the Lenders, collectively, with respect thereto and, in the event any Lender elects to pursue its remedies under this Agreement for nonpayment of any amounts due and payable hereunder in a proceeding separate from that of the other Lenders, shall include one additional counsel in each jurisdiction for each such Lender).

          (b) Each Loan Party agrees to indemnify and hold harmless each Appropriate Agent and each Lender and each of their Affiliates and their officers, directors, employees, agents and advisors (each, an "Indemnified
                                                               -----------
Party") from and against any and all claims, damages, losses, liabilities and reasonable expenses (including, without limitation, reasonable fees and expenses of counsel, which shall include only one counsel in each jurisdiction together with one additional intellectual property counsel and one additional communications counsel) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or by reason of, or in connection with the preparation for a defense of, any investigation, litigation or proceeding arising out of, related to or in connection with the Facilities, including, but not limited to, (i) the actual or proposed use of the proceeds of the Advances and (ii) the actual or alleged presence of Hazardous Materials on any property of any member of the Reporting Group or any Environmental Action relating in any way to any member of the Reporting Group, in each case whether or not such investigation, litigation or proceeding is brought by any Loan Party, its directors, shareholders or creditors or an Indemnified Party or any Indemnified Party is otherwise a party thereto and whether or not the transactions contemplated hereby are consummated, except to the extent such claim, damage, loss, liability or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party's gross negligence or willful misconduct. Upon any payment hereunder to any Indemnified Party, the Loan Parties shall be subrogated to all rights of such Indemnified Party to seek reimbursement from any other Person. Each Loan Party also agrees that no Indemnified Party shall have any liability (in contract or tort or otherwise) to any of the Loan Parties or to their respective security holders or creditors arising out of, related to or in connection with this Agreement, except to the extent that such liability is found in a final non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party's gross negligence or willful misconduct. Notwithstanding the foregoing, in the event of any litigation or proceeding between or among the Indemnified Parties, no Loan Party shall be obligated to indemnify and hold harmless an Indemnified Party for any such claims, damages, losses, liabilities and expenses except to the extent such claim, damage, loss, liability or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from the participation or contribution of any Loan Party, their affiliates, officers, directors, employees, agents or advisors, and then only to the extent of their participation or contribution.

          (c) If any payment of principal of any Facility A Advance or Facility C Advance in US Dollars is made by any Borrower to or for the account of a Lender other than on the last day of the Interest Period for such Advance, as a result of acceleration of the maturity of the Advances pursuant to Section 6.01 or for any other reason, such Borrower shall, upon demand by such Lender (with a copy of such demand to the Administrative Agent), pay to the Administrative Agent for the account of such Lender any amounts required to compensate such Lender for any additional losses, costs or expenses that it may reasonably incur as a result of such payment, including, without limitation, any loss (including loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund or maintain such Advance.

          (d) If any Loan Party fails to pay when due any costs, expenses or other amounts payable by it under this Agreement, including, without limitation, fees and expenses of counsel and indemnities, such amount may be paid on behalf of such Loan Party by either Appropriate Agent or any Lender, in its sole discretion.

          (e) The Australian Dollar Borrower agrees to indemnify and hold harmless each of the Administrative Agent and the Australian Agent and each Facility B Lender and each Facility C

Lender against any claim, action, damage, loss, liability, cost, expense or payment (including, but not limited to, any Tax (other than Tax on its overall net income) that it suffers, incurs or is liable for by reason of or arising out of or in consequence of it signing, drawing, accepting or endorsing any Bill or otherwise dealing with any Bill in the manner contemplated by this Agreement (but not including dishonor of any Bill by any such Lender), except in each case to the extent any such claim, action, damage, loss, liability, cost, expense or payment is found in a final non-appealable judgment by a court of competent juristiction to have resulted from such Person's gross negligence or willful misconduct.

          SECTION 9.05.  Right of Set-off.  Upon (a) the occurrence and during
                         ----------------
the continuance of any Event of Default and (b) the making of the request or the granting of the consent specified by Section 6.01 to authorize the Administrative Agent to declare the principal amount or Face Value Amount, as the case may be, of the Advances due and payable pursuant to the provisions of
Section 6.01, each Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and otherwise apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender to or for the credit or the account of any Loan Party against any and all of the Obligations of any Loan Party now or hereafter existing under this Agreement, and to make any such currency exchange as may be necessary to effect such application, irrespective of whether such Lender shall have made any demand under this Agreement and although such obligations may be unmatured. Each Lender agrees promptly to notify the Appropriate Agents and TNCL after any such set-off and application; provided, however, that the failure to give such notice
                         --------  -------
shall not affect the validity of such set-off and application. The rights of each Lender under this Section are in addition and without prejudice to other rights and remedies (including, without limitation, other rights of set-off) that such Lender may have. Notwithstanding the foregoing, this Section 9.05 shall not have effect to the extent that it would otherwise create or take effect as a charge or security interest over any such deposits or indebtedness.

          SECTION 9.06.  Binding Effect.  This Agreement shall become effective
                         --------------
when it shall have been executed by the Loan Parties and each Appropriate Agent and when the Administrative Agent shall have been notified by each Bank that such Bank has executed it and thereafter shall be binding upon and inure to the benefit of the Loan Parties, the Administrative Agent and each Lender and their respective successors and assigns, except that the Loan Parties shall not have the right to assign their rights hereunder or any interest herein without the prior written consent of the Lenders.

          SECTION 9.07.  Assignments, Novations and Participations.  (a) Each
                         -----------------------------------------
Lender may and, if demanded by TNCL (following a demand by such Lender or other entitlement to payment arising pursuant to Section 2.08 or 2.10, which demand or entitlement is not waived by such Lender) upon at least 30 days' notice to such Lender and the Administrative Agent, will assign and transfer or novate to one or more banks or other entities all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment or Commitments and the Advances owing to it). Each assignment and transfer shall be effected by executing and delivering an Assignment and Acceptance substantially in the form of Exhibit B-1; provided that, in the case
                                                     --------
of a novation of Commitments under Facility B or Facility C in respect of Advances of Australian Dollars then outstanding, such novation shall be effected by the execution and delivery of a novation substantially in the form of Exhibit B-2. Notwithstanding anything to the contrary set forth above in this Section 9.07(a), (i) each such assignment and transfer or novation shall be of a uniform, and not a varying, percentage of all rights and obligations under and in respect of one or more Facilities, (ii) except in the case of an assignment and transfer or novation to a Person that, immediately prior to such assignment and transfer or novation, was a Lender or an assignment and transfer or novation of all of a Lender's rights and obligations under this Agreement, the amount of the Commitment of the assigning and transferring or novating Lender being assigned and transferred or novated pursuant to each such assignment and transfer or novation (determined as of the date of the Assignment and Acceptance with respect to such assignment or novation) shall in no event be less than US$15,000,000 in the case of each of Facility A and Facility C and A$20,000,000 in the case of Facility B, (iii) each such assignment and transfer or novation shall be to an Eligible Assignee or an Affiliate of the Lender assignor or novator, (iv) each such assignment and transfer or novation made as a result of a demand by TNCL pursuant to this Section 9.07(a) shall be arranged by TNCL after consultation with the Administrative Agent and shall be either an assignment and transfer or novation of all of the rights and obligations of the assigning or novating Lender under the Facility or Facilities giving rise to a demand or entitlement to payment arising pursuant to Section 2.08 or 2.10 or an assignment and transfer or novation of a portion of such rights and obligations made concurrently with another such assignment and transfer or novation or other such assignments and transfers or novations that together cover all of the rights and obligations of the assigning or novating Lender thereunder, (v) (A) in the case of an assignment and transfer, no Lender shall be obligated to make any such assignment and transfer as a result of a demand by TNCL pursuant to this Section 9.07(a) unless and until such Lender shall have received one or more payments from one or more Eligible Assignees or, in the case of a novation, the relevant Borrower in an aggregate amount at least equal to the aggregate outstanding principal amount of the Advances owing to such Lender that are being assigned and transferred, together with accrued interest thereon to the date of payment of such principal amount and all other amounts payable to such Lender under the Commitments and Advances of such Lender that are being assigned and transferred, and (B) in the case of a novation, the Lender shall not be obligated to make any such novation unless an Assignment and Acceptance is entered into by all the parties thereto providing in accordance with its terms for such Lender to be repaid by or at the direction of the Australian Dollar Borrower the outstanding Face Value Amount of the Facility B Advances and Facility C Advances in Australian Dollars made by such Lender together with all fees and other amounts payable to such Lender under the Commitments and Advances in relation to such Lender that are being novated; and (vi) the parties to each such assignment and transfer or novation shall execute and deliver to the Administrative Agent, for its acceptance and recording in the Register, the appropriate Assignment and Acceptance together with a processing and recordation fee of US$3,000, provided
                                                                       --------
that, in the case of an assignment and transfer or novation demanded by TNCL, TNCL shall pay such processing and recordation fee. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in such Assignment and Acceptance, (x) the assignee or novatee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned and transferred or novated to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Lender hereunder and (y) the Lender assignor or novator thereunder shall, to the extent that rights and obligations hereunder have been assigned and transferred or novated by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning or novating Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto).

          (b) By executing and delivering an Assignment and Acceptance, the Lender assignor or novator thereunder and the assignee or novatee thereunder confirm to and agree with each other and the other parties hereto as follows:
(i) other than as
provided in such Assignment and Acceptance, such assigning and transferring or novating Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto; (ii) such assigning and transferring or novating Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Loan Party or the performance or observance by any Loan Party of any of its obligations under this Agreement or any other instrument or document furnished pursuant hereto; (iii) such assignee or novatee confirms that it has received a copy of this Agreement, together with copies of the financial statements referred to in Section 4.01 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee or novatee will, independently and without reliance upon either Appropriate Agent, such assigning and transferring or novating Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such assignee or novatee confirms that it is an Eligible Assignee or an Affiliate of the assignor; (vi) such assignee or novatee appoints and authorizes the Appropriate Agents to take such action as agent on its behalf and to exercise such powers and discretion under this Agreement as are delegated to the Appropriate Agents by the terms hereof, together with such powers and discretion as are reasonably incidental thereto; (vii) such assignee or novatee agrees that it will perform in accordance with their terms all of the obligations that by the terms of this Agreement are required to be performed by it as a Lender; (viii) such assignee or novatee agrees and acknowledges that such assignor or novator shall not be under any obligation to accept a re-transfer from such assignee or novatee of the whole or any part of the rights and obligations transferred or novated to such assignee or novatee pursuant to such assignment or novation or to indemnify such assignee or novatee for any losses directly or indirectly sustained or incurred by such assignee or novatee for any reason whatsoever, including, without limitation, the non-performance by any Loan Party of its Obligations under this Agreement and (ix) such assignee or novatee agrees and acknowledges that, as of the date of such assignment and transfer or novation, it is not entitled to receive or demand any amounts payable pursuant to Section 2.08 or 2.10, except to the extent such assignor or novator was entitled to receive or demand any such amounts and then only to the extent the relevant amounts are incurred by such assignee or novatee.

          (c) The Administrative Agent shall maintain at its address referred to in Section 9.02 a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and the Commitment under each Facility of, and principal amount or Face Value Amount, as the case may be, of the Advances owing under each Facility to, each Lender from time to time (the "Register"). The entries in the
                                        --------
Register shall be conclusive and binding for all purposes, absent manifest error, and the Loan Parties, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Loan Parties or any Lender at any reasonable time and from time to time upon reasonable prior notice.

          (d) Each Lender assignor or novator shall use its reasonable efforts to give notice to TNCL of its intention to effect an assignment and transfer or novation pursuant to this Section 9.07 as soon as practicable, provided that
                                                               --------
such assignor's or novator's failure to give such notice shall not restrict such assignor's or novator's ability to make such assignment and transfer or novation. Upon its receipt of an Assignment and Acceptance executed by an assigning and transferring or novating Lender and an assignee or novatee, the Administrative Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit B-1 (in the case of an assignment and transfer) or Exhibit B-2 (in the case of a novation) hereto, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to TNCL and each of the other Loan Parties.

          (e) In the case of a novation (i) the Australian Agent is irrevocably authorized by all parties to this agreement other than the Lender novator, to execute on their behalf an Assignment and Acceptance delivered to the Australian Agent under Section 9.07(a); (ii) subject to the terms of the Assignment and Acceptance, when the Australian Agent executes an Assignment and Acceptance, the substituted rights and obligations set out therein no longer apply to the Lender novator and the Lender novatee is bound by this agreement as detailed in the Assignment and Acceptance; (iii) while a Notice of Borrowing is current, a novation may not be made without the prior written consent of the Australian Agent; and (iv) for the purposes of each Assignment and Acceptance, the Australian Dollar Borrower irrevocably directs the Australian Agent and the Lender novatee, in relation to each date of Borrowing in relation to Facility B Advances and Facility C Advances in Australian Dollars that coincides with the last day of an Interest Period or other date on which Face Value Amounts or other amounts are or become due and payable to the Lender novator in relation to Facility B Advances or Facility C Advances in Australian Dollars respectively, to pay the Net Pro Rata Share in relation to such Lender novatee for Facility B Advances or Facility C Advances in Australian Dollars respectively made by such Lender novatee on that date to the Lender novator to the extent necessary to discharge, and in discharge of, the Australian Borrower's liability to the Lender novator in respect of the Face Value Amounts and all other amounts due to the Lender novator on that date with respect to Facility B Advances and Facility C Advances in Australian Dollars respectively.

          (f) Each Lender may grant participations in or to all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitments and the Advances owing to it); provided,
                                                                   --------
however, that (i) such Lender's obligations under this Agreement (including,
-------
without limitation, its Commitments) shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) the Loan Parties, the Appropriate Agents and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement, (iv) no participant under any such participation shall have any right to approve any amendment or waiver of any provision of this Agreement, or any consent to any departure by any Loan Party therefrom, except to the extent that such amendment, waiver or consent would reduce the principal of, Face Value Amount of or interest on the Advances or any fees or other amounts payable hereunder, in each case to the extent subject to such participation, postpone any date fixed for any payment of principal of, Face Value Amount of or interest on the Advances or any fees or other amounts payable hereunder, in each case to the extent subject to such participation and (v) except in the case of a participation to an Affiliate of such Lender, such participation shall in no event be less than US$50,000,000 in the case of each of Facility A and Facility C and A$65,000,000 in the case of Facility B.

          (g) Any Lender may, in connection with any assignment and transfer, novation or participation or proposed assignment, novation or participation pursuant to this Section 9.07, disclose to the assignee, novatee or participant or proposed assignee, novatee or participant, any information relating to the Loan Parties furnished to such Lender by or on behalf of the Loan

Parties; provided, however, that, prior to any such disclosure, the assignee,
         --------  -------
novatee or participant or proposed assignee, novatee or participant shall agree to preserve the confidentiality of any Confidential Information received by it from such Lender in accordance with Section 9.10.

          (h) Notwithstanding any other provision set forth in this Agreement, any Lender may at any time create a security interest in all or any portion of its rights under this Agreement (including, without limitation, the principal or Face Value Amount Advances owing to it) in favor of any Federal Reserve Bank in accordance with Regulation A of the Board of Governors of the Federal Reserve System.

          (i) Notwithstanding anything contained in Section 2.10 to the contrary, the Loan Parties and the Lenders hereby agree that the Loan Parties shall not indemnify any Lender for or make any payment in respect of Other Taxes on assignments and transfers or novations or participations except to the extent any such assignment and transfer or novation is demanded by TNCL or such participation is effected pursuant to Section 2.11.

          SECTION 9.08.  Governing Law; Submission to Jurisdiction; Service of
                         -----------------------------------------------------
Process; Judgment.  (a) This Agreement shall be governed by, and construed in
-----------------
accordance with, the laws of the State of New York, U.S.

          (b) Each Loan Party hereby irrevocably submits to the non-exclusive jurisdiction of any New York State, U.S. or U.S. Federal Court sitting in New York County, State of New York, U.S., for any action or proceeding arising out of or relating to this Agreement, and each Loan Party hereby irrevocably agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State Court or, to the extent permitted by law, in such U.S. Federal Court. Each Loan Party hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of any such action or proceeding. For the benefit of the Appropriate Agents and the Lenders, in addition to the foregoing, each of the Loan Parties hereby irrevocably submits to the jurisdiction of the courts of England and to the non-exclusive jurisdiction of the states and territories of Australia for any action or proceeding arising out of or relating to this Agreement, and each Loan Party hereby irrevocably agrees that all claims in respect of any such action or proceeding may be heard and determined in any such court to the extent permitted by the law of the respective jurisdiction.
Nothing herein shall affect the right of the Appropriate Agents or the Lenders to commence legal proceedings or otherwise proceed against any Loan Party in any other jurisdiction.

          (c) Each Loan Party hereby irrevocably designates, appoints and empowers NAHI, in the case of any suit, action or proceeding brought in the United States, News International plc, in the case of any suit, action or proceeding brought in the United Kingdom, News Limited in the case of any suit, action or proceeding brought in Australia (each such Person designated, appointed and empowered, and any successor thereto, being a "Process Agent"), as
                                                             -------------
its designee, appointee and agent to receive, accept and acknowledge for and on its behalf, and in respect of its property, service of any and all legal process, summons, notices and documents that may be served in any action or proceeding arising out of or in connection with this Agreement. Such service may be made by mailing or delivering a copy of such process to the relevant Loan Party in care of the appropriate Process Agent at the Process Agent's above address, and the each Loan Party hereby irrevocably authorizes and directs the appropriate Process Agent to accept such service on its behalf. As an alternative method of service, each Loan Party also irrevocably consents to the service of any and all process in any such action or proceeding by the mailing of copies of such process to such Loan Party at its address specified in Section
9.02. Each Loan Party agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

          (d) (i) If for the purposes of obtaining judgment in any court it is necessary to convert a sum due hereunder in US Dollars, Sterling or Australian Dollars, as the case may be, into another currency, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase US Dollars, Sterling or Australian Dollars, as the case may be, with such other currency at the spot rate of exchange quoted by the Administrative Agent at 11:00 A.M. (New York time) on the Business Day preceding that on which final judgment is given, for the purchase of US Dollars, Sterling or Australian Dollars, as the case may be, for delivery two Business Days thereafter.

          (ii) The obligation of each Loan Party in respect of any sum due from it to any Lender or either Appropriate Agent hereunder shall, notwithstanding any judgment in a currency other than US Dollars, Sterling or Australian Dollars, as the case may be, be discharged only to the extent that on the Business Day following receipt by such Lender or such Appropriate Agent, as the case may be, of any sum adjudged to be so due in such other currency such Lender or such Appropriate Agent, as the case may be, may in accordance with normal banking procedures purchase US Dollars, Sterling or Australian Dollars, as the case may be, with such other currency. If the US Dollars, Sterling or Australian Dollars, as the case may be, so purchased are less than the sum originally due to such Lender or such Appropriate Agent, as the case may be, in US Dollars, Sterling or Australian Dollars, as the case may be, the relevant Loan Party agrees, as a separate obligation and notwithstanding any such judgment, to indemnify such Lender or such Appropriate Agent, as the case may be, against such loss, and if the US Dollars, Sterling or Australian Dollars, as the case may be, so purchased exceed the sum originally due to the Lenders and the Appropriate Agents in US Dollars, Sterling or Australian Dollars, as the case may be, such Lender or such Appropriate Agent, as the case may be, agrees to remit to such Loan Party such excess.

          SECTION 9.09.  Execution in Counterparts.  This Agreement may be
                         -------------------------
executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

          SECTION 9.10.  Confidentiality.  Neither the Appropriate Agents nor
                         ---------------
any Lender shall disclose any Confidential Information to any Person without the consent of the Borrowers, other than (a) to such Appropriate Agent's or such Lender's Affiliates and their officers, directors, employees, agents and advisors and to actual or prospective Eligible Assignees and participants, and then only on a confidential basis, (b) as required by any law, rule or regulation or judicial process, with notice thereof to TNCL as promptly as practicable to the extent permissable in accordance therewith and (c) as requested or required by any state, federal or foreign authority or examiner regulating banks or banking.

          SECTION 9.11.  Removal of Borrowers.  So long as no Default shall have
                         --------------------
occurred and be continuing, TNCL may, upon 30 days' prior written notice to the Administrative Agent, elect to terminate the entitlement of any Borrower to borrow under this Agreement and, if, upon the effective date specified in such notice, such Borrower shall have repaid in full the principal amount or Face Value Amount, as the case may be, of all Advances made to such Borrower, together with all interest and other Obligations then owing by such Borrower to each Lender and the

Appropriate Agents hereunder, such Borrower shall no longer be entitled to borrow under this Agreement, shall automatically be released from its Obligations as a Borrower under this Agreement and shall no longer constitute a "Borrower" hereunder. For the purpose of this Section 9.11, Advances will not be regarded as having been paid in full if such payment is only to the Appropriate Agent pursuant to Section 2.05(d) or Section 6.02.

          SECTION 9.12.  WAIVER OF JURY TRIAL; IMMUNITIES.  (a) EACH OF THE LOAN
                         --------------------------------
PARTIES, EACH APPROPRIATE AGENT AND THE LENDERS HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE ADVANCES OR THE ACTIONS OF SUCH APPROPRIATE AGENT OR ANY LENDER IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.

          (b) To the extent that any Loan Party has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, such Loan Party hereby irrevocably waives such immunity in respect of its obligations under this Agreement and, without limiting the generality of the foregoing, agrees that the waivers set forth in this subsection (b) shall have the fullest scope permitted under the U.S. Foreign Sovereign Immunities Act of 1976 and are intended to be irrevocable for purposes of such Act.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                             BORROWERS:
                             ---------

                             HARPERCOLLINS PUBLISHERS INC.


                             By /s/ Neil Topham
                                -------------------------------------
                                CFO


                             HARPERCOLLINS (UK)


                             By /s/ D. DeVoe
                                -------------------------------------
                                Authorised Officer

                             NEWS AMERICA HOLDINGS INCORPORATED


                             By /s/ Arthur M. Siskind
                               --------------------------------------
                               Executive Vice President


                             NEWS AMERICA FSI, INC.


                             By /s/ Arthur M. Siskind
                               --------------------------------------
                               Executive Vice President


                             NEWS AMERICA PUBLICATIONS, INC.


                             By /s/ Arthur M. Siskind
                               --------------------------------------
                               Executive Vice President


                             NEWSCORP INVESTMENTS LIMITED


                             By /s/ Arthur M. Siskind
                               --------------------------------------
                               Attorney


                             NEWS INTERNATIONAL plc


                             By /s/ Arthur M. Siskind
                               --------------------------------------
                               Attorney


                             NEWS LIMITED (ACN 007871178)


                             By /s/ Arthur M. Siskind
                               --------------------------------------
                               Attorney


                             NEWS SECURITIES B.V.


                            By /s/ D. Devoe
                               --------------------------------------
                               Managing Director

                             GUARANTORS:
                             ----------

                             FOX BROADCASTING COMPANY


                             By /s/ Dean Ferris
                               --------------------------------------
                               Senior Vice President


                             FOX, INC.


                             By /s/ Larry Jacobson
                               --------------------------------------
                               Senior Vice President


                             FOX TELEVISION STATIONS, INC.


                             By /s/ Larry Jacobson
                               --------------------------------------
                               Senior Vice President


                             FOXVIDEO INC.


                             By /s/ David E. Miller
                               --------------------------------------
                               Treasurer


                             HARPERCOLLINS PUBLISHERS INC.


                             By /s/ Neil Topham
                               --------------------------------------
                               CFO


                             HARPERCOLLINS (UK)


                             By /s/ D. DeVoe
                               --------------------------------------
                               Director


                             THE HERALD AND WEEKLY TIMES
                               LIMITED (ACN 004113937)


                             By /s/ Arthur M. Siskind
                               --------------------------------------

                               Attorney


                             NATIONWIDE NEWS PTY. LIMITED (ACN 008438828)


                             By /s/ Arthur M. Siskind
                               --------------------------------------
                               Attorney


                             NEWS AMERICA FSI, INC.


                             By /s/ Arthur M. Siskind
                               --------------------------------------
                               Executive Vice President


                             NEWS AMERICA HOLDINGS
                               INCORPORATED


                             By /s/ Arthur M. Siskind
                               --------------------------------------
                               Executive Vice President


                             NEWS AMERICA PUBLICATIONS, INC.


                             By /s/ Arthur M. Siskind
                               --------------------------------------
                               Executive Vice President


                             NEWS AMERICA PUBLISHING
                               INCORPORATED


                             By /s/ Arthur M. Siskind
                               --------------------------------------
                               Executive Vice President


                             THE NEWS CORPORATION LIMITED
                               (ACN 007910330)


                             By /s/ Arthur M. Siskind
                               --------------------------------------
                               Director

                             NEWSCORP INVESTMENTS LIMITED


                             By /s/ Arthur M. Siskind
                               --------------------------------------
                               Attorney


                             NEWS INTERNATIONAL PLC


                             By /s/ Arthur M. Siskind
                               --------------------------------------
                               Attorney


                             NEWS LIMITED


                             By /s/ Arthur M. Siskind
                               --------------------------------------
                               Attorney


                             NEWS PUBLISHING AUSTRALIA LIMITED


                             By /s/ Paula Wardynski
                               --------------------------------------
                               Vice President


                             NEWS SECURITIES B.V.


                             By /s/ D. DeVoe
                               --------------------------------------
                               Managing Director


                             NEWS GROUP NEWSPAPERS LIMITED


                             By /s/ Arthur M. Siskind
                               --------------------------------------
                               Attorney


                             TWENTIETH CENTURY FOX FILM
                               CORPORATION


                             By s/ Larry Jacobson
                               --------------------------------------
                               Senior Vice President

                             TWENTIETH HOLDINGS CORPORATION


                             By /s/ Larry Jacobson
                               --------------------------------------
                               Senior Vice President


                             ARRANGERS/MANAGING AGENTS:
                             -------------------------

                             CHEMICAL BANK


                             By /s/ Eileen M. Burke
                               --------------------------------------
                               Vice President


                             CITIBANK, N.A.


                             By /s/ Judith C. Fishlow
                               --------------------------------------
                               Vice President


                             COMMONWEALTH BANK OF AUSTRALIA
                             (ACN 123 123 124)


                             By /s/ John E. O'Brien
                               --------------------------------------
                               Head of Lending


                             NATIONAL AUSTRALIA BANK LIMITED
                             (ACN 004 044 937)


                             By /s/ Peter G. Murdoch
                               --------------------------------------
                               Senior Relationship Manager


                             SAMUEL MONTAGU & CO. LIMITED


                             By /s/ Brian Merfield
                               --------------------------------------
                               Director


                             WESTPAC BANKING CORPORATION

                             By /s/ Peter M. Simpson
                               --------------------------------------
                               Chief Manager,
                               Corporate Banking NSW


                             CITIBANK, N.A., as Administrative and Documentation Agent


                             By /s/ Judith C. Fishlow
                               --------------------------------------
                               Vice President


                             CITISECURITIES LIMITED, as Australian Agent


                             By /s/ Susan D. Forbes
                               --------------------------------------
                               Vice President Director


                             AGENTS:
                             ------

                             COMMONWEALTH BANK OF AUSTRALIA,
                             (ACN 123 123 124)


                             By /s/ John E. O'Brien
                               --------------------------------------
                               Head of Lending


                             NATIONAL AUSTRALIA BANK LIMITED
                             (ACN 004 044 937)


                             By /s/ Peter G. Murdoch
                               --------------------------------------
                               Senior Relationship Manager


                             WESTPAC BANKING CORPORATION
                             (ARBN 007 457 141)


                             By /s/  Peter M. Simpson
                               --------------------------------------
                               Chief Manager,
                               Corporate Banking NSW


                             LLOYDS BANK PLC

                             By /s/ Christopher Simon Palmer
                               --------------------------------------
                               Manager


                             CO-AGENTS:
                             ---------

                             CITIBANK, N.A.


                             By /s/ Judith C. Fishlow
                               --------------------------------------
                               Vice President


                             MIDLAND BANK PLC


                             By /s/ S. J. Williams
                               --------------------------------------
                               Corporate Banking Manager


                             NATIONSBANK OF TEXAS, N.A.


                             By /s/ Laura B. Whitley
                               --------------------------------------
                               Senior Vice President


                             THE BANK OF NOVA SCOTIA


                             By /s/ I. A. Hodgart
                               --------------------------------------
                               Account Officer


                             CHEMICAL BANK


                             By /s/ Eileen M. Burke
                               --------------------------------------
                               Vice President


                             BANK OF AMERICA NATIONAL TRUST
                               AND SAVINGS ASSOCIATION


                             By /s/ Charles S. Francavilla
                               --------------------------------------
                               Senior Vice President

                             THE BANK OF NEW YORK


                             By /s/ Bart J. Partington
                               --------------------------------------
                               Vice President


                             THE FIRST NATIONAL BANK OF BOSTON


                             By /s/ Mary Etta Schneider
                               --------------------------------------
                               Managing Director


                             CANADIAN IMPERIAL BANK
                               OF COMMERCE


                             By /s/ Cynthia Hockenhull
                               --------------------------------------
                               Vice President


                             CREDIT LYONNAIS


                             By /s/ A. P. Revill
                               --------------------------------------
                               Head of Corporate Banking


                             CREDIT SUISSE


                             By /s/ J. Maitland
                               --------------------------------------
                               Senior Relationship Manager


                             By /s/ I. Guertles
                               --------------------------------------
                               Relationship Manager


                             THE TORONTO-DOMINION BANK


                             By /s/ Karen W. Hennessy
                               --------------------------------------
                               Director

                             LEAD MANAGERS:
                             -------------

                             BARCLAYS BANK PLC


                             By /s/ P. E. Hall
                               --------------------------------------
                               Manager


                             THE INDUSTRIAL BANK OF JAPAN
                               TRUST COMPANY


                             By /s/ Junri Oda
                               --------------------------------------
                               Senior Vice President and
                               Senior Manager


                             MORGAN GUARANTY TRUST COMPANY
                               OF NEW YORK


                             By /s/ Deborah A. Brodheim
                               --------------------------------------
                               Vice President


                             NATIONAL WESTMINSTER BANK PLC


                             By /s/ M. M. Oakley
                               --------------------------------------
                               Senior Corporate Banking
                               Executive


                             BANKS:
                             -----

                             ABN AMRO BANK N.V.


                             By /s/ Laura G. Fazio
                               --------------------------------------
                               Vice President


                             By /s/ Nancy F. Watkins
                               --------------------------------------
                               Vice President

                             BANCO CENTRAL HISPANOAMERICANO, S.A.
                               LONDON BRANCH


                             By /s/ Fernando Alonso
                               --------------------------------------
                               General Manager


                             By /s/ W. Kenneth Scott
                               --------------------------------------
                               Deputy General Manager


                             BANK OF AMERICA NATIONAL TRUST AND
                               SAVINGS ASSOCIATION


                             By /s/ Charles S. Francavilla
                               --------------------------------------
                               Senior Vice President


                             THE BANK OF NEW YORK


                             By /s/ Bart J. Partington
                               --------------------------------------
                               Vice President


                             THE BANK OF NOVA SCOTIA


                             By /s/ I.A. Hodgart
                               --------------------------------------
                               Account Officer


                             BANK OF SCOTLAND


                             By /s/ J. Craig Wilson
                               --------------------------------------
                               Vice President


                             BANQUE NATIONALE DE PARIS


                             By /s/ Paul Ryan
                               --------------------------------------
                               Senior Manager - Corporate

                             BARCLAYS BANK PLC


                             By /s/ P.E. Hall
                               --------------------------------------
                               Manager


                             BARCLAYS BANK AUSTRALIA LTD


                             By /s/ Jennifer Robyn Clark
                               --------------------------------------
                               Attorney


                             By /s/ Malcolm J. McDermott
                               --------------------------------------
                               Attorney


                             CANADIAN IMPERIAL BANK OF COMMERCE


                             By /s/ Cynthia Hockenhull
                               --------------------------------------
                               Vice President


                             CHEMICAL BANK


                             By /s/ Eileen M. Burke
                               --------------------------------------
                               Vice President


                             CHEMICAL AUSTRALIA LIMITED


                             By /s/ Bruce R. Message
                               --------------------------------------
                               Managing Director


                             By /s/ George N. Markou
                               --------------------------------------
                               General Manager


                             CITIBANK, N.A.


                             By /s/ Judith C. Fishlow
                               --------------------------------------
                               Vice President

                             CITIBANK LIMITED


                             By /s/ T. J. Fancourt
                               --------------------------------------
                               General Manager


                             COMMONWEALTH BANK OF AUSTRALIA
                               (ACN 123 123 124)


                             By /s/ John E. O'Brien
                               --------------------------------------
                               Head of Lending


                             CREDIT LYONNAIS


                             By s/ A. P. Revill
                               --------------------------------------
                               Head of Corporate Banking


                             CREDIT SUISSE


                             By /s/ J. Maitland
                               --------------------------------------
                               Senior Relationship Manager

                             By /s/ I. Guertler
                               --------------------------------------
                               Relationship Manager


                             THE FIRST NATIONAL BANK OF BOSTON


                             By /s/ Mary Etta Schneider
                               --------------------------------------
                               Managing Director


                             THE INDUSTRIAL BANK OF JAPAN
                               TRUST COMPANY


                             By /s/ Junri Oda
                               --------------------------------------
                               Senior Vice President and
                               Senior Manager

                             LLOYDS BANK PLC


                             By /s/ Christopher Simon Palmer
                               -----------------------------
                               Manager


                             MELLON BANK, N.A.


                             By /s/ W. R. Browne
                               --------------------------------------
                               Vice President


                             MIDLAND BANK PLC


                             By /s/ S. J. Williams
                               --------------------------------------
                               Corporate Banking Manager


                             MORGAN GUARANTY TRUST COMPANY
                               OF NEW YORK


                             By /s/ Deborah A. Brodheim
                               --------------------------------------
                               Vice President


                             NATIONAL AUSTRALIA BANK LIMITED
                               (ACN 004 044 937)


                             By /s/ Peter G. Murdoch
                               --------------------------------------
                               Senior Relationship Manager


                             NATIONAL WESTMINSTER BANK PLC


                             By /s/ M. M. Oakley
                               --------------------------------------
                               Senior Corporate Banking Executive


                             NATWEST AUSTRALIA BANK LIMITED


                             By /s/ M. M. Oakley
                               --------------------------------------
                               Senior Corporate Banking Executive

                             NATIONSBANK OF TEXAS, N.A.


                             By /s/ Laura B. Whitley
                               --------------------------------------
                               Senior Vice President


                             STANDARD CHARTERED BANK


                             By /s/ Julian Wynter
                               --------------------------------------
                               Senior Manager


                             By /s/ Stephen Lilley
                               --------------------------------------
                               Manager


                             STATE BANK OF NEW SOUTH WALES LIMITED


                             By /s/ Gary Sly
                               --------------------------------------
                               Account Manager,
                               Business Banking Central


                             By /s/ Leo Leslie
                               --------------------------------------
                               Acting Regional Manager,
                               Business Banking Central


                             THE TORONTO-DOMINION BANK


                             By /s/ Karen W. Hennessy
                               --------------------------------------
                               Director


                             TORONTO DOMINION AUSTRALIA LIMITED


                             By /s/ Paul Anthony Birch
                               --------------------------------------
                               Associate Director - Corporate
                               Finance

                             WESTPAC BANKING CORPORATION
                               (ARBN 007 457 141)


                             By /s/ Peter M. Simpson
                               --------------------------------------
                               Chief Manager,
                               Corporate Banking NSW